UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.      )
Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
MSA Safety Incorporated
(Name of Registrant as Specified In Its Charter)
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Notice of Annual Meeting of Shareholders

TO THE HOLDERS OF COMMON STOCK OF MSA SAFETY INCORPORATED:

Notice is hereby given that the Annual Meeting of Shareholders of MSA Safety Incorporated will be held on Friday, May 12, 2023 at 9:00 a.m., Eastern Time, via a live audio webcast only at www.virtualshareholdermeeting.com/MSA2023 for the purpose of considering and acting upon the following:

(1)	Election of Directors for 2026: The election of three directors for a term of three years;

(2)	Management Equity Incentive Plan Approval: Approval of Adoption of the Company’s 2023 Management Equity Incentive Plan.

(3)	Selection of Independent Registered Public Accounting Firm: The selection of the independent registered public accounting firm for the year ending December 31, 2023;

(4)	Say on Pay: To provide an advisory vote to approve the executive compensation of the Company’s named executive officers;

(5)	Say on Pay Frequency: To provide an advisory vote on the frequency of the advisory vote to approve executive compensation;

and such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only the holders of record of Common Stock of the Company on the books of the Company at the close of business on February 14, 2023 are entitled to notice of and to vote at the meeting and any adjournment thereof.

Notice of Internet Availability of Proxy Materials: Instead of mailing printed proxy materials in 2023, on March 30, 2023 we mailed a Notice of Internet Availability of Proxy Materials advising shareholders to view our Proxy Statement, Proxy Card and 2022 Annual Report free of charge online at www.proxyvote.com, or to request paper or email copies. Only shareholders who have requested printed materials will receive them. We encourage all shareholders to access the Company’s proxy materials online to reduce the environmental impact and costs associated with paper copies.

You are cordially invited to attend the meeting. Whether or not you expect to attend the meeting, please vote by promptly submitting your proxy by mail, by the internet or by phone. If you attend the meeting, you may, if you wish, withdraw your proxy and vote your shares during the meeting.

By Order of the Board of Directors,

Richard W. Roda Secretary

March 30, 2023

IMPORTANT NOTE ABOUT

THE 2023 ANNUAL MEETING

MSA will not hold an in-person Annual Meeting of Shareholders in 2023. Instead, the Annual Meeting of Shareholders will be held in a virtual meeting format only. Shareholders must use the following link to access the virtual meeting on the meeting date:

www.virtualshareholdermeeting.com/MSA2023

Upon accessing the link, shareholders must enter the 12-digit control number found on their proxy card, voting instruction form or notice of internet availability of proxy materials; otherwise, admittance to the meeting will not be approved. There will be no physical meeting location established.

It is not necessary to attend the meeting to vote your shares. To vote your proxy by mail, mark your vote on the proxy card and follow the mailing directions on the card. To vote your proxy by telephone or electronically using a smartphone, tablet or the internet, follow the instructions on the proxy card. If you received a notice of internet availability of proxy materials, you may vote by following the instructions contained in the notice. The proxy holders will vote your shares according to your directions. If you sign and return your proxy card but do not mark any selections, your shares represented by that proxy will be voted as recommended by the Board. Whether or not you expect to attend the virtual meeting, we encourage you to vote by proxy as soon as possible, in case you later decide not to attend the meeting.

MSA 2023 PROXY STATEMENT

MSA 2023 PROXY STATEMENT

Proxy Summary

2023 ANNUAL MEETING OF SHAREHOLDERS

When: 9:00 a.m. Eastern Time on May 12, 2023	Record Date: February 14, 2023	Where: www.virtualshareholdermeeting.com/MSA2023

Voting:

Shareholders of the Company as of the Record Date are entitled to vote on the matters presented at the meeting. Each share of Common Stock of the Company is entitled to one vote for each director nominee and for one vote on each of the other matters presented.

BUSINESS OVERVIEW

Established in 1914, MSA Safety Incorporated is the global leader in the development, manufacture and supply of safety products that protect people and facility infrastructures. Recognized for market leading innovation, many MSA products integrate a combination of electronics, mechanical systems and advanced materials to protect users against hazardous or life-threatening situations. Our comprehensive product line, which is governed by rigorous safety standards across highly regulated industries, is used by workers around the world in a broad range of markets, including the fire service, construction, industrial manufacturing applications, oil, gas and petrochemical industry, utilities and mining. Our core products include breathing apparatus where self-contained breathing apparatus is the principal product, fixed gas and flame detection systems, portable gas detection instruments, industrial head protection products, firefighter helmets and protective apparel and fall protection devices.

MSA 2023 PROXY STATEMENT	i

PROXY SUMMARY

VOTING MATTERS

PROPOSAL NO. 1

ELECTION OF DIRECTORS	PAGE 2

Mr. William M. Lambert, Ms. Diane M. Pearse and Mr. Nishan J. Vartanian were nominated by the Board for election in the Class of 2026. The table beginning on page 3 sets forth certain information about the nominees, all of whom are currently members of the Board, and about the other directors whose terms of office will continue after the Annual Meeting. We are asking shareholders to vote FOR the election of the nominees, each of whom has consented to be named as a nominee and to serve if elected.

THE BOARD RECOMMENDS A VOTE FOR EACH NOMINEE

PROPOSAL NO. 2

MANAGEMENT EQUITY INCENTIVE PLAN APPROVAL	PAGE 19

We are asking shareholders to vote FOR the Company’s 2023 Management Equity Incentive Plan, to ensure the Company’s continuing ability to provide a flexible range of compensation awards, including performance-based compensation awards, under the plan.

THE BOARD RECOMMENDS A VOTE FOR THE MANAGEMENT EQUITY INCENTIVE PLAN

PROPOSAL NO. 3

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PAGE 66

We are asking shareholders to approve the selection of Ernst & Young LLP as our independent registered public accounting firm for 2023.

THE BOARD RECOMMENDS A VOTE FOR THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL NO. 4

SAY ON PAY	PAGE 67

We are asking shareholders to vote FOR the Company’s compensation of the named executive officers. The Board and the Compensation Committee will take into account the outcome when considering future executive compensation arrangements. In 2022, the shareholders voted in favor of the Company’s executive compensation program, with 97.2% of the votes cast by shareholders voting FOR the proposal. The Board and Compensation Committee took this vote into consideration in designing the executive compensation program for 2023. Please see the Compensation Discussion and Analysis in the proxy statement for complete details about compensation for the named executive officers.

THE BOARD RECOMMENDS A VOTE FOR SAY ON PAY

PROPOSAL NO. 5

SAY ON PAY FREQUENCY	PAGE 68	YOUR VOTE IS IMPORTANT

We are asking shareholders to vote for a ONE year period, with respect to the advisory vote on the frequency of the advisory vote to approve executive compensation. The Company presently uses a one year period for advisory votes to approve executive compensation. The Board will take into account the outcome of this year’s vote when considering the frequency of future advisory votes to approve executive compensation.

THE BOARD RECOMMENDS A VOTE FOR A ONE YEAR PERIOD

Shareholders can vote using any of the following methods
		By internet using your computer	By telephone

		By internet using your tablet or smartphone	By mailing your proxy card

Please refer to your proxy card and/or voting instruction form for internet, telephone, smartphone or mail instructions. If you receive a notice of internet availability of proxy materials, you may vote by following the instructions contained in that notice.

ii	MSA 2023 PROXY STATEMENT

PROXY SUMMARY

CORPORATE GOVERNANCE HIGHLIGHTS

The MSA Board of Directors places a continued focus on the corporate governance affairs of the Company and acknowledges that good corporate governance is an ongoing process. The Board also recognizes that good corporate governance is important to the Company’s success. Key Company governance practices are described more fully in the proxy statement. Below is a summary of 2022 governance highlights.

2022 Corporate Governance Highlights

Director Independence

•	Nine of ten Directors are independent
•	Five fully independent board committees

Board Leadership

•	Annual election of Lead Independent Director if Chairman/CEO roles are combined
•	Lead Independent Director has clearly defined role and significant governance duties, including chairing regular executive sessions of independent directors

Board Refreshment and Diversity

•	Practice of continuous Board refreshment to ensure a mix of skills, experience, tenure and diversity
•	Balance of new and experienced directors; 50% of our directors have tenures of five years or less
•	Retirement policy for directors
•	Three of ten directors are women, including one woman of color
•	Our Compensation and Finance Committees are chaired by a woman

Evaluation and Effectiveness

•	Annual Board and Committee self-assessments
•	Individual director assessments occur two out of every three years providing constructive and candid feedback
•	Annual assessment of Lead Independent Director

Director Engagement

•	Directors attended 100% of Board and committee meetings
•	Board policy limits director membership to a total of three public company boards, including the Company
•	Director stock ownership guidelines require equity ownership of at least five times the annual director retainer

ESG Oversight

•	The Board recognizes the importance of proper oversight of the Company’s ESG affairs and has continued to assess its corporate governance framework in the context of the evolving ESG landscape. Details regarding oversight of the Company’s ESG affairs are illustrated in the graphic below.

OVERSIGHT OF ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG) MATTERS

MSA 2023 PROXY STATEMENT	iii

PROXY SUMMARY

CORPORATE SOCIAL RESPONSIBILITY PROGRAM

Corporate Social Responsibility (CSR) is not new to MSA. As a company dedicated to helping protect the world’s workers, it has been at the center of our mission since 1914. The Company’s CSR programs are incorporated into enterprise-wide programs, driven by the work of each functional team. The Company views CSR efforts on a continuous improvement basis, and each year MSA takes steps to further expand and enhance our programs. More information about the Company’s CSR program can be found by visiting www.MSAsafety.com/corporate-responsibility.

2022 CSR Highlights

ESG Oversight and Programs

•	Continued to invest in our CSR program and build infrastructure based on the outcomes of our ESG stakeholder assessment

•	Updated key strategic areas of focus including:

○	Our Products: Continued deployment of new product development efforts to meet customer needs in driving their safety and sustainability programs

○	Our People: Ongoing execution of associate engagement, diversity and inclusion, and psychological safety programs

○	Our Planet: Continued pursuit of environmental sustainability efforts including continued collection of key data and pursuit of reduction targets

○	Governance, Values and Risk: Ongoing steps to continually enhance CSR program governance as well as programs for ethics and legal compliance (including anti-bribery compliance), cybersecurity, data privacy, ERM and crisis management, among others

Disclosure

•	Published a third annual Corporate Social Responsibility Report

•	CSR Report incorporated disclosures in accordance with standards of the Sustainability Accounting Standards Board (“SASB”) and the Task Force on Climate-related Financial Disclosures (“TCFD”)

•	MSA again participated in the Carbon Disclosure Project

Select CSR Data

•	Associate health and safety is embedded in our culture with safety programs and metrics maintained throughout the Company

•	In 2022, MSA achieved twelve consecutive months without a lost time incident

•	Approximately 53% of our U.S. workforce self-identifies as diverse by race or gender

•	Women comprise approximately 41% of MSA’s U.S. workforce

•	MSA made contributions of approximately $1.3 million to charitable giving

•	More fulsome CSR data will be included in our 2022 annual CSR report, expected to be published later in 2023

Recognitions

MSA earned a variety of awards reflecting our commitment to CSR:

•	Newsweek’s America’s Most Responsible Companies (2023)

•	Forbes Best Employers for Diversity (2022)

•	Pittsburgh Post-Gazette’s Top Workplace in the large company category (2022)

iv	MSA 2023 PROXY STATEMENT

Virtual Meeting Information and Questions

MSA will not hold a physical, in-person Annual Meeting in 2023. Instead, the Annual Meeting will be held in a virtual meeting format only using an audio webcast.

It is not necessary to attend the meeting to vote your shares. To vote your proxy by mail, mark your vote on the proxy card and follow the mailing directions on the card. To vote your proxy by telephone or electronically using a smartphone, tablet or the internet, follow the instructions on the proxy card. If you received a notice of internet availability of proxy materials, you may vote by following the instructions contained in the notice. Whether or not you expect to attend the virtual meeting, we encourage you to vote by proxy as soon as possible, in case you later decide not to attend the meeting. Shareholders of record as of the record date for the meeting who wish to attend the virtual meeting must use the following link on the day of the meeting:

www.virtualshareholdermeeting.com/MSA2023

Upon accessing the link, shareholders must enter the 12-digit control number found on their proxy card, voting instruction form or notice of internet availability of proxy materials. Otherwise, admittance to the meeting will not be approved.

How can I vote my shares without attending the meeting?

To vote your shares without attending the virtual meeting, please follow the instructions on the proxy card and/or voting instruction form(s) you received. If you receive a notice of internet availability of proxy materials, you may vote by following the instructions contained in the notice. This way your shares will be represented whether or not you are able to attend the meeting. You are encouraged to vote by proxy in advance of the meeting, in case you later decide not to attend the meeting.

What will I need to do in order to attend the meeting?

You are only entitled to attend the virtual meeting if you were a shareholder of record as of the record date for the meeting or you hold a valid proxy for the meeting. While it is not necessary for you to attend the meeting in order to vote your shares, you may attend the meeting and submit a question during the meeting by visiting the website listed above and using your 12-digit control number included on your proxy card, notice of internet availability of proxy materials or voting instructions.

During the meeting, you will participate in an audio webcast as a “listen only” participant. Shareholders may submit written questions while participating in the meeting, using the virtual meeting website. The meeting will start at 9:00 a.m., Eastern Time on May 12, 2023. We encourage you to access the meeting website prior to the start time. If you encounter any difficulties accessing the virtual meeting on the day of the meeting, please contact the technical support number that will be posted on the website log-in page. We will follow established meeting rules and procedures which afford the same treatment to all participating shareholders. Additionally, we will use software that verifies the identity of each participating shareholder and ensures they are granted the same access rights they would have at an in-person meeting.

MSA 2023 PROXY STATEMENT	v

1

MSA SAFETY INCORPORATED

Proxy Statement

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held on May 12, 2023

The 2023 Proxy Statement and the Annual Report to Shareholders for the year ended December 31, 2022 are also available at

www.proxyvote.com

The 2023 Annual Meeting of Shareholders for the year ended December 31, 2022 will convene via webcast at

www.virtualshareholdermeeting.com/MSA2023

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of MSA Safety Incorporated (the “Company” or “MSA”) of proxies in the accompanying form to be voted at the Annual Meeting of Shareholders of the Company to be held on Friday, May 12, 2023, and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

Instead of mailing printed proxy materials on March 30, 2023, we mailed a Notice of Internet Availability of Proxy Materials advising shareholders to view our Proxy Statement, Proxy Card and 2022 Annual Report free of charge online at www.proxyvote.com, or to request paper or email copies. Only shareholders who have requested printed materials will receive them. We encourage all shareholders to access the Company’s proxy materials online to reduce the environmental impact and costs associated with paper copies. To vote your proxy by mail, mark your vote on the proxy card, and follow the mailing directions on the card. To vote your proxy by telephone or electronically using a smartphone, tablet or the internet, follow the instructions on the proxy card. If you received a notice of internet availability of proxy materials, you may vote by following the instructions contained in the notice. The proxy holders will vote your shares according to your directions. If you sign and return your proxy card but do not mark any selections, your shares represented by that proxy will be voted as recommended by the Board.

We encourage you to vote by proxy as soon as possible. A shareholder giving the accompanying proxy by mail has the power to revoke or change it at any time prior to its exercise upon written notice given to the Secretary of the Company. Please note that, in order to be effective, the revocation or change must be received by the Company by 11:59 p.m. Eastern Time on May 11, 2023. The mailing address of the principal executive offices of the Company is 1000 Cranberry Woods Drive, Cranberry Township, PA 16066. A shareholder voting the proxy by telephone or internet has the power to revoke or change such proxy vote by voting again and following the instructions and meeting the deadlines for such vote as set forth on the proxy card.

Voting Securities and Record Date

As of February 14, 2023, the record date for the Annual Meeting, 39,213,542 shares of Common Stock were issued and outstanding.

Only holders of Common Stock of the Company of record on the books of the Company at the close of business on February 14, 2023, are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Such holders are entitled to one vote for each share held and do not have cumulative voting rights with respect to the election of directors. Holders of outstanding shares of the Company’s 4 1/2% Cumulative Preferred Stock are not entitled to vote at the meeting.

See “Stock Ownership” on page 64 below for information with respect to share ownership by the directors and executive officers of the Company and the beneficial owners of 5% or more of the Company’s Common Stock.

MSA 2023 PROXY STATEMENT

2

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Annual Meeting, three directors will be elected to serve until the Annual Meeting in 2026. Mr. William M. Lambert, Ms. Diane M. Pearse and Mr. Nishan J. Vartanian were nominated by the Board for election in the Class of 2026. Properly submitted proxies will be voted for the nominees named below, unless otherwise directed thereon, or for a substitute nominee designated by the Nominating and Corporate Governance Committee in the event a nominee becomes unavailable for election.

The Board and the Nominating and Corporate Governance Committee have determined that the nominees possess a balanced mix of qualifications and experiences relevant to the effective governance and oversight of our business. The tables beginning on the following page set forth information about our nominees, all of whom are currently members of the Board and about the directors whose terms of office will continue after the Annual Meeting.

BOARD SNAPSHOT

DIRECTOR SKILLS, EXPERIENCE AND EXPERTISE

	Leadership	∎ ∎ ∎ ∎ ∎ ∎ ∎ ∎ ∎ ∎	10
	Business oversight experience as a CEO, President, or other senior executive
$	Financial Oversight	∎ ∎ ∎ ∎ ∎ ∎ ∎ ∎ ∎ ∎	10
	Background and substantial experience with finance, accounting and financial reporting matters
	Designated Financial Expertise	∎ ∎ ∎ ∎ ∎ ∎ ∎ ∎ ∎ ∎	2
	SEC Rule 10A-3 Financial Expert
	Legal, Risk and Public Policy	∎ ∎ ∎ ∎ ∎ ∎ ∎ ∎ ∎ ∎	2
	Significant global expertise with legal and risk management matters and public policy development and advocacy
	Operations	∎ ∎ ∎ ∎ ∎ ∎ ∎ ∎ ∎ ∎	9
	Experience in manufacturing supply chains and logistics
	Global Business Expertise	∎ ∎ ∎ ∎ ∎ ∎ ∎ ∎ ∎ ∎	9
	International background or global experience including in growth markets
	Sustainability	∎ ∎ ∎ ∎ ∎ ∎ ∎ ∎ ∎ ∎	2
	Experience in the oversight of corporate social responsibility, sustainability, or related programs
	Safety Products Industry	∎ ∎ ∎ ∎ ∎ ∎ ∎ ∎ ∎ ∎	3
	Experience in the safety products business
	Mergers and Acquisitions	∎ ∎ ∎ ∎ ∎ ∎ ∎ ∎ ∎ ∎	8
	Background and experience in mergers and acquisitions
	Industrial Sales, Marketing and/or Distribution	∎ ∎ ∎ ∎ ∎ ∎ ∎ ∎ ∎ ∎	8
	Experience in developing and executing strategies for sales, marketing and distribution

MSA 2023 PROXY STATEMENT

PROPOSAL NO. 1- ELECTION OF DIRECTORS
3

THE BOARD RECOMMENDS YOU VOTE “FOR” THE FOLLOWING DIRECTOR NOMINEES.

NOMINEES FOR TERMS EXPIRING IN 2026

William M. Lambert

Qualifications:

As a former CEO and given his long tenure with the Company, Mr. Lambert brings to the board extensive experience in the Company’s business with particular expertise in the oversight and execution of the Company’s business strategy, along with product development, marketing, finance and the global safety products industry.

Age: 65 Director Since: 2007 Committees: Law

Professional Highlights:

•  Former President and Chief Executive Officer of the Company until his retirement in 2018.

•  Served as Chairman and later, Non-Executive Chairman of the Board from May 2018 to May 2020.

•  Employed at MSA for over 35 years, joining the Company as a design engineer and worked in a number of executive roles for more than 20 years.

Other Current Public Directorships:

•  Kennametal Inc.

Diane M. Pearse

Qualifications:

Ms. Pearse brings extensive financial, accounting, and operational expertise to the Company’s board given her substantial financial oversight experience and business leadership with several large consumer products and retail companies.

Age: 65 Director Since: 2004 Committees: Audit; Finance (Chair); Law

Professional Highlights:

•  Chief Executive Officer and President of Hickory Farms, LLC, a specialty food company from March 2016 until her retirement in February 2022.

•  Former Chief Operating Officer of Garrett Brands, LLC (a provider of handcrafted and artisanal popcorn) from May 2015 to May 2016.

•  Previously served as Senior Vice President, Operations and Merchandising for Redbox Automated Retail, LLC, a fully automated DVD rental company.

Other Current Public Directorships:

•  None

MSA 2023 PROXY STATEMENT

PROPOSAL NO. 1- ELECTION OF DIRECTORS
4

Nishan J. Vartanian

Qualifications:

Mr. Vartanian joined the Company as a sales representative over 36 years ago and has worked in a number of executive management roles for over nine years. As the Company’s President and Chief Executive Officer and given his multitude of operational roles with the Company, Mr. Vartanian brings extensive knowledge of the Company’s business and industry. He offers executive experience in the oversight and execution of the Company’s business strategy as well as product development, marketing, sales, finance and the global safety products industry.

Age: 63 Director Since: 2017 Committees: None

Professional Highlights:

•  Chairman, President and Chief Executive Officer of the Company since May 2020.

•  Previously served as President and Chief Executive Officer of the Company from May 2018 to May 2020.

•  Prior to election as President and Chief Executive Officer, he was President and Chief Operating Officer since June 2017; Senior Vice President and President, MSA Americas from June 2015 to June 2017 and Vice President and President, MSA North America from August 2013 to July 2015.

Other Current Public Directorships:

• None

CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2024

Sandra Phillips Rogers

Qualifications:

Given her substantial legal experience, including her experience with a large manufacturing company, along with her experience leading enterprise-level diversity and inclusion efforts, Ms. Rogers offers the board strong expertise in the legal, human capital, sustainability and operational aspects of managing a large manufacturing company.

Age: 57 Director Since: 2017 Committees: Audit; Nominating and Corporate Governance

Professional Highlights:

•  Senior Vice President, Chief Legal Officer and Chief Diversity Officer for Toyota Motor North America, Inc. (“TMNA”) since June 2022. Ms. Rogers also maintains oversight responsibility for social innovation, sustainability and regulatory affairs and compliance and audit office.

•  Served as Group Vice President, General Counsel, Chief Legal Officer and Chief Diversity Officer for TMNA from January 2019 to June 2022; Group Vice President, General Counsel, Chief Legal Officer and Corporate Secretary for TMNA from April 2017 to January 2019; and Group Vice President, General Counsel and Chief Legal Officer of TMNA from April 2015 to April 2017. Prior thereto, held various legal roles for TMNA and its affiliates.

•  Prior to joining Toyota, Ms. Rogers was a partner at the global law firm of Morgan, Lewis & Bockius.

Other Current Public Directorships:

•  The Chemours Company

MSA 2023 PROXY STATEMENT

PROPOSAL NO. 1- ELECTION OF DIRECTORS
5

John T. Ryan III

Qualifications:

Mr. Ryan joined MSA in 1969 and held numerous executive positions throughout his tenure with the Company. He retired as Chief Executive Officer in 2008 after four decades of employment with the Company. Mr. Ryan remains on the board as a director. As the former CEO and long tenured senior executive for the Company, Mr. Ryan brings to the board extensive leadership experience and specific expertise in corporate strategy oversight and execution, as well as extensive safety products industry expertise, particularly in international markets.

Age: 79 Director Since: 1981 Committees: Finance; Law

Professional Highlights:

•  Former Chief Executive Officer and Chairman of the Company until his retirement in 2008.

•  Served as Non-Executive Chairman from May 2008 to May 2015.

Other Current Public Directorships:

•  None

Luca Savi

Qualifications:

As the CEO of a publicly traded company, Mr. Savi brings to the board extensive experience in managing a large global business, along with specific expertise in industrial manufacturing, strategy development, growth and innovation, and international business operations.

Age: 57 Director Since: 2021 Committees: Compensation

Professional Highlights:

•  Chief Executive Officer and President of ITT Inc., a diversified manufacturer of highly engineered critical components and customized technology solutions for the transportation, industrial, and energy markets since January 2019.

•  Previously served ITT Inc. as President and Chief Operating Officer beginning in August 2018, and before that as Executive Vice President of the Industrial Process and Motion Technologies business.

•  Before joining ITT Inc. in 2011, Mr. Savi served as Chief Operating Officer for Comau Body Welding at Comau, a subsidiary of the Fiat Group, and as Chief Executive Officer of Comau North America.

Other Current Public Directorships:

•  ITT Inc.

MSA 2023 PROXY STATEMENT

PROPOSAL NO. 1- ELECTION OF DIRECTORS
6

CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2025

Robert A. Bruggeworth

Qualifications:

As the CEO of a publicly traded international corporation, Mr. Bruggeworth brings to the board expertise in managing a large, global business, along with specific expertise in mergers and acquisitions, manufacturing, marketing and material sourcing for high technology products. Mr. Bruggeworth also has extensive senior leadership, strategic planning expertise and knowledge of key governance topics.

Age: 61 Director Since: 2007 Lead Independent Director Committees: Compensation; Nominating and Corporate Governance (Chair)

Professional Highlights:

•  President and CEO of Qorvo, Inc., a high-performance RF components and compound semiconductors manufacturer, since January 2015.

•  President and CEO of RF Micro Devices, Inc. prior to the merger of RF Micro Devices, Inc. and TriQuijnt Semiconductor, Inc. to form Qorvo, Inc.

Other Current Public Directorships:

•  Qorvo, Inc

•  Seagate Technology Holdings plc

Gregory B. Jordan

Qualifications:

As the General Counsel and Chief Administrative Officer of a large publicly traded corporation, Mr. Jordan brings extensive legal, operational, risk management and corporate governance expertise to the board. He also gained significant international experience through his service in managing and overseeing the strategic and financial matters as managing partner of a global law firm.

Age: 63 Director Since: 2019 Committees: Law (Chair)

Professional Highlights:

•  Executive Vice President, General Counsel and Chief Administrative Officer of The PNC Financial Services Group, Inc. since February 2016.

•  Upon commencement of employment with The PNC Financial Services Group, Inc. in October 2013 served as Executive Vice President and General Counsel.

•  Prior to his roles with The PNC Financial Services Group, Inc., Mr. Jordan was the global managing partner of Reed Smith LLP and chair of the firm’s senior management team and executive committee.

Other Current Public Directorships:

•  None

MSA 2023 PROXY STATEMENT

PROPOSAL NO. 1- ELECTION OF DIRECTORS
7

Rebecca B. Roberts

Qualifications:

Ms. Roberts brings significant international business management, operational and workplace safety expertise to the board. Ms. Roberts also provides extensive oil, gas and petrochemical industry experience and an informed perspective on regulatory, operational and sustainability matters faced by a complex international company.

Age: 70 Director Since: 2013 Committees: Compensation (Chair); Nominating and Corporate Governance

Professional Highlights:

•  Former President of Chevron Pipe Line Company from 2006 until her retirement in 2011.

•  Previously served as President of Chevron Global Power Generation from 2003 to 2006, in addition to various technical and management positions of growing importance during her 36-year career with Chevron.

Other Current Public Directorships:

•  AbbVie Inc.

•  Black Hills Corporation

William R. Sperry

Qualifications:

Mr. Sperry brings expertise in public company accounting, risk management, disclosure and financial system management as the Chief Financial Officer of a publicly traded international corporation and as a former investment banking executive. Mr. Sperry also brings experience in overseeing a large international business along with specific expertise in mergers and acquisitions, corporate governance, risk management and strategic planning.

Age: 61 Director Since: 2019 Committees: Audit (Chair); Finance

Professional Highlights:

•  Executive Vice President and Chief Financial Officer of Hubbell Incorporated since 2012.

•  Previously served as Vice President, Corporate Strategy and Development and Head of Investor Relations of Hubbell Incorporated.

•  Employed in various roles in the investment banking, financial services and consulting industries prior to his positions with Hubbell Incorporated.

Other Current Public Directorships:

•  None

MSA 2023 PROXY STATEMENT

PROPOSAL NO. 1- ELECTION OF DIRECTORS
8

THE BOARD RECOMMENDS YOU VOTE “FOR” PROPOSAL NO. 1: ELECTION OF DIRECTORS.

In the election of directors for terms expiring in 2026, the three candidates receiving the highest numbers of votes cast by the holders of Common Stock voting at the meeting or by proxy will be elected as directors, subject to the resignation policy described in the Corporate Governance Matters section below.

A proxy vote indicated as withheld from a nominee will not be cast for such nominee but will be counted in determining whether a quorum exists for the meeting. Shares for which neither a vote “for” or “withheld” is selected (e.g., broker non-votes) will not be counted in determining the total votes cast for this matter.

The Company’s Restated Articles require that any shareholder intending to nominate a candidate for election as a director must give written notice, containing specified information, to the Secretary of the Company not later than 90 days in advance of the meeting at which the election is to be held. No such notices were received with respect to the 2023 Annual Meeting. Therefore, only the nominees named above will be eligible for election at the meeting.

The Board of Directors and its Nominating and Corporate Governance Committee recommend a vote FOR the election of the nominees, each of whom has consented to be named as a nominee and to serve if elected. Properly submitted proxies which are timely received will be voted for the election of the nominees named below, unless otherwise directed thereon, or for a substitute nominee designated by the Nominating and Corporate Governance Committee in the event a nominee named becomes unavailable for election.

MSA 2023 PROXY STATEMENT

9

Corporate Governance Matters

The Board places a continued focus upon the corporate governance affairs of the Company and acknowledges that good corporate governance is an ongoing process. The Board also recognizes that good corporate governance is important to the Company’s success. Key Company governance practices are described below.

CORPORATE GOVERNANCE OVERVIEW

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines, which cover a wide range of subjects, such as the role of the Board and its responsibilities, Board composition and election, operations and committees, chairman and lead independent director responsibilities, director compensation, director retirement, Board and management evaluation and succession planning, director orientation and training, and shareholder communications with the Board. The Corporate Governance Guidelines, as well as the charters of the Board’s Audit, Compensation and Nominating and Corporate Governance Committees and the Company’s Global Code of Business Conduct for directors, officers and employees, are available in the Corporate Governance section of the Company’s internet website at www.MSAsafety.com. Such material will also be furnished without charge to any shareholder upon written request to the Secretary of the Company at the address appearing on page one above.

Director Independence

The Board has determined that each of directors Bruggeworth, Jordan, Lambert, Pearse, Roberts, Rogers, Ryan, Savi and Sperry is an independent director. An independent director is a director who has no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. The independent directors have specifically considered and determined that Mr. Ryan, who retired as CEO of the Company approximately 15 years ago, is an independent director. One reason for this is given Mr. Ryan’s substantial ownership interest in MSA (see Stock Ownership, page 64), he is particularly aligned in independently representing the interests of shareholders.
• All Board Committees are comprised solely of independent directors • The Board maintains a Lead Independent Director with a clearly identified role and responsibilities

In making its annual independence determinations, the Board reviewed the director’s individual circumstances, the listing standards of the New York Stock Exchange and the Board’s independence standards. These standards are available in the Corporate Governance section of the Company’s website at www.MSASafety.com and, among other things, consider employment and compensatory relationships, relationships with our auditors and other commercial and charitable relationships of directors.

Independence Determinations for Compensation Committee Members

In determining the independence of any director who will serve on the Compensation Committee, the Board will consider all factors specifically relevant to determining whether the director has a relationship to the Company which is material to the director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to (i) the source of compensation of such director including any consulting, advisory or other compensatory fee paid by the Company to such director, and (ii) whether such director is affiliated with the Company, a subsidiary of the Company, or an affiliate of a subsidiary of the Company.

Board Leadership

Our Board and Nominating and Corporate Governance Committee annually review and evaluate the Board’s leadership structure. Currently our Board leadership structure includes a Chairman (who is also our CEO), a lead independent director (or, lead director) and independent committee chairs.

The Board believes that this structure allows for robust and open communication between the Board’s independent directors and management as they work together to enhance shareholder value. The Board has separated the roles of Chairman and CEO in the past and may choose to do so again in the future depending on which leadership structure best serves the Board, the Company and the shareholders at a given time.

The current Chairman and Chief Executive Officer is Mr. Vartanian, who was elected Chairman in May 2020. The Board believes that Mr. Vartanian is best positioned to serve as Chairman given his familiarity with the Company’s business, the safety products industry, and the oversight and execution of the Company’s corporate strategy. More detailed information about the duties and responsibilities of the Chairman and the lead director can be found on the page that follows.

MSA 2023 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS
10

Lead Independent Director

The Board believes that it is in the best interests of the Company to maintain effective independent board oversight. In accordance with the Company’s Corporate Governance guidelines, the Board annually appoints a lead director to further augment corporate governance practices. Mr. Bruggeworth has served as lead director since May 2017 and has substantial experience with corporate governance and public company leadership, in addition to strong knowledge of the Company and its governance practices. Below are key duties and responsibilities of MSA’s lead director, which are determined by the Board:

•  Serves as the principal liaison between the independent members of the Board and the Chairman, President and CEO.

•  Presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors.

•  Facilitates discussion and open dialogue among the independent directors.

•  Provides independent Board leadership.

•  Develops and approves the agenda and board meeting schedules in collaboration with the Chairman, President and CEO.

•  Addresses Board effectiveness, performance and composition with input from the Nominating and Corporate Governance Committee.

•  Is authorized to retain outside advisors and consultants to be engaged by the Board on board-wide matters.

•  In consultation with the Chair of the Compensation Committee, contributes to the annual performance evaluation of the CEO and participates in its communication to the CEO.

Chairman The duties of the Chairman are determined by the Board. Below are key duties and responsibilities of MSA’s Chairman:

•  Presides at Board meetings.

•  Collaborates with the lead director to establish the annual Board calendar and set meeting objectives and agendas.

•  Works with the lead director to ensure that meeting agenda items, goals and objectives are clearly defined and met, and oversees the prioritization and appropriate follow-through on Board requested actions from meeting to meeting.

•  Is available, when requested by the Board, and as appropriate, for consultation and direct communication with shareholders and to represent the Board with special groups, government representatives, or community organizations.

•  Ensures appropriate balance and focus in Board meetings and that time is appropriately managed on topics to be covered.

•  Ensures that contributions are made by all directors during Board meetings, that differences of opinion are freely expressed, and that discussion is driven to timely conclusion while building consensus as appropriate.

•  Chairs the annual meeting of shareholders.

In addition to the Chairman and the lead director, the Board of Directors has five standing committees, each of which is composed solely of independent directors and is led by an independent chair. These committees are described more fully beginning on page 13. The Board believes the Company and its shareholders are well-served by this leadership structure. Having a lead director vested with significant authority and key responsibilities and five independent Board committees chaired by independent directors promotes strong independent oversight.

Board, Committee, Individual and Lead Director Assessments

The Nominating and Corporate Governance Committee oversees self-assessment processes for the Board and the Audit, Compensation and Nominating and Corporate Governance committees, along with peer assessments for each director and the lead director. The purpose of the Board and committee assessments is to continually enhance the effectiveness of the Board and its committees. The annual written questionnaires for the Board and committees, which may be periodically revised in the judgment of the Board or a respective committee, presently include the following topics:

•	Board and committee efficiency and overall effectiveness

•	Board and committee structure

•	Board and committee composition

•	Board, committee and management dynamics

•	Quality and clarity of agendas and meeting materials
•	Fulfillment of Board and committee responsibilities

•	Strengths and opportunities

•	Board and committee access to experts and advisors

•	Board and committee suggested areas of future focus

The purpose of the individual director peer assessments is to provide feedback to each director, enabling them to continually enhance their performance and to guide the Nominating and Corporate Governance Committee and Board as to each director’s fitness for re-nomination. The purpose of the lead director assessment is to provide feedback to the incumbent while enabling the continued development and enhancement of performance in the role. The lead director assessment is conducted annually while individual peer assessments are conducted two out of every three years for each director to coincide with the Board’s classified structure.

MSA 2023 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS
11

1

Annual Board, Committee and Director Questionnaires

The Nominating and Corporate Governance Committee annually reviews and updates tailored questionnaires for each of the Board, individual directors, and the lead director, as well as the committee’s own questionnaire. Questionnaires for the Audit and Compensation Committees are annually reviewed and updated by each of those committees. Questionnaires are designed to include predominately open-ended questions for candid and constructive commentary.

2

Summary of the Completed Questionnaires

Summaries of the Board and committee assessments are prepared, which include all responses. Comments are unattributed and shared with the full Board and applicable committee. Summaries of the individual director questionnaires are reviewed by the lead director. A summary of the lead director assessment is reviewed by the Nominating and Corporate Governance Committee (not including the lead director).

3

Assessment Review and Feedback

The Chair of the Nominating and Corporate Governance Committee leads a discussion of the written Board assessment results at the committee and Board level. Separately, each committee chair leads a discussion of the applicable committee assessment at each committee meeting and reports on their discussion to the full Board. During these reviews, directors consider areas of strength and opportunities to enhance the operations of the Board and its committees.

Results of the lead director assessment are communicated to the lead director by the Nominating and Corporate Governance Committee and focus on the lead director’s performance, strengths and opportunities for continued effectiveness.

The lead director confers individually with each director following the individual director peer assessments to address individual director performance and effectiveness.

4

Actions

In response to past Board and committee assessments, a variety of actions have been taken to continue enhancing Board and committee governance activities, such as the following:

•  Ongoing enhancement to the new director onboarding program.

•  Varying meeting topics while facilitating participation of the appropriate subject matter experts and management personnel.

•  Overseeing the ongoing evolution of meeting briefing materials, to ensure continued director understanding and preparation in advance of meetings.

•  Facilitating more in-depth meeting discussion on topics, to ensure active and ongoing participation and engagement between management and the Board during meetings.

•  Receiving regular education sessions and presentations covering a variety of topics, such as emerging risk areas, corporate governance and competitors.

MSA 2023 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS
12

Director Tenure, Succession and Recruitment

The Board periodically considers its own composition and the importance of board refreshment. Presently, five of the Board’s ten directors have served for five years or less, including directors Jordan, Rogers, Savi, Sperry and Vartanian. This current mix of newer and more experienced directors provides the Board with the contribution of new and diverse ideas while ensuring continuity and insight developed through a deeper understanding of the Company and its industry.

The Nominating and Corporate Governance Committee is responsible for identifying and reviewing potential director candidates and for recommending nominees to the Board. In preparing its candidate recommendations to the Board, the Committee considers, but does not choose solely on the basis of, the distinctive experiences and perspectives of diverse candidates. In evaluating diversity, the Committee and the Board consider not only race, national origin, gender and other director self-identified diversity characteristics, but also the need for a Board that represents diverse experience at policy making levels in business, past professional accomplishments, and other factors when recommending prospective directors for the Company. In evaluating all potential candidates, the Committee is guided by an executive skills matrix of the Company’s current directors and a defined list of director recruitment criteria maintained by the Committee. The fundamental criterion for selecting a prospective director is the ability to contribute to the well-being of the Company and its shareholders. Good judgment, integrity and a commitment to the mission of the Company are essential. Our process for director selection is highlighted below.

Candidate Recommendations from: • Independent Search Firms • Outside Advisors • Independent Directors • CEO or Other Executive Officers • Shareholders	»

Candidate Evaluation

•  Consider skills matrix and identify specific needs

•  Review director recruitment criteria

•  Review independence standards, potential conflicts

•  Evaluate diversity, including diverse experiences and perspectives

•  Ensure alignment on commitment to integrity and the Company’s mission and values

•  Meet with directors and select key management

		»	Nominating and Corporate Governance Committee Recommendation of Candidate for Election to Board	»	Review by Full Board	»	Elect Director MSA has elected 5 new directors since 2017

Director Resignation Policy

The Board has adopted a resignation policy with respect to uncontested director elections. In accordance with this resignation policy, a director nominee who does not receive a majority of the votes cast in an uncontested election of directors must promptly tender a resignation to the Board. The Board’s procedures for identifying an uncontested election of directors, determining the majority of votes cast, and responding to a tender of resignation, are specified in the Corporate Governance Guidelines, which are available in the Corporate Governance section of the Company’s website at www.MSAsafety.com.

Director Retirement

Pursuant to the Board’s existing retirement policy as set forth in the Corporate Governance Guidelines, directors are expected to retire from the Board at the annual meeting of shareholders in the year of their 75th birthday, subject to the authority of the Board to ask a director to serve past the normal retirement date if the Board determines that doing so is in the best interests of the Company. The policy includes an exception, pursuant to which directors beneficially owning five percent or more of the Company’s Common Stock are exempt from the policy. Only one director presently qualifies for this exception.

Meeting Attendance

The Board met six times during 2022. All directors attended 100% of the meetings of the Board and all committees on which they served. Directors are expected to attend the Annual Meeting. All directors attended last year’s meeting.

MSA 2023 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS
13

BOARD COMMITTEES

The Board presently maintains the following committees to assist in discharging its duties: Audit, Compensation, Nominating and Corporate Governance, Finance and Law Committees. A brief description of the Committees, their responsibilities and the current membership is provided below. Committee appointments will expire at the 2023 organizational meeting of the Board which follows the Annual Meeting. At the organizational meeting of the Board, committee appointments will be made for the following year.

Audit Committee

Chair:            William R. Sperry

Members:      Diane M. Pearse

                      Sandra Phillips Rogers

Independence: All members of the Audit Committee are independent directors under the Board’s Independence Standards for Directors, NYSE listing standards and the applicable rules of the Securities and Exchange Commission.

Financial Expertise: All members of the Audit Committee satisfy the NYSE’s financial literacy requirement. The Board has determined that directors Pearse and Sperry are each an audit committee financial expert as defined by the rules of the Securities and Exchange Commission.

Meetings in 2022: 7

Overview:

The Audit Committee assists the Board in fulfilling its oversight responsibility relating to the integrity of the Company’s financial statements, accounting and financial reporting and disclosure processes, and the adequacy of the systems of disclosure and internal controls established by management.

Primary Responsibilities:

•  Selects and recommends to the Board and shareholders the Company’s independent registered public accounting firm and evaluates its qualifications, independence, fees and performance, and approves in advance all audit and non-audit services.

•  Reviews and discusses with management and the independent registered public accounting firm the Company’s financial statements and reports and its internal and disclosure controls and matters relating to the Company’s internal control structure.

•  Reviews the audit plans for and results of the independent and internal audits.

•  Oversees the Company’s Global Code of Business Conduct and related processes and programs governing legal and regulatory compliance, including those governing anti-bribery compliance.

•  Together with the Board, oversees and reviews with management the enterprise risk management program and contingency plans on a bi-annual basis.

•  Together with the Board, oversees and reviews with management the Company’s cyber security program and contingency plans on a quarterly basis.

•  Receives periodic reports from management regarding the Company’s disclosure of non-financial ESG metrics.

Compensation Committee

Chair:            Rebecca B. Roberts

Members:      Robert A. Bruggeworth

                      Luca Savi

Independence: All members of the Compensation Committee are independent directors under the Board’s Independence Standards for Directors and NYSE listing standards.

Meetings in 2022: 3

Overview:

The Compensation Committee oversees the Company’s executive compensation and benefits and related policies and programs. For more information on the responsibilities and role of the Compensation Committee, including the Committee’s processes for determining executive compensation, see the Compensation Discussion and Analysis beginning at page 27.

Primary Responsibilities:

•  Reviews and recommends (to the independent directors for approval) the annual goals, performance and compensation of the Company’s chief executive officer.

•  Reviews and approves the compensation of all other executive officers and other key executives.

•  Monitors the effectiveness of all other employee benefit offerings.

•  Manages the Company’s overall compensation strategy and plans and assesses any risk inherent in these plans and attempts to ensure that such risk is not excessive and is acceptable to the Company.

•  Employs, compensates and oversees the Company’s compensation consultant and assures its independence.

MSA 2023 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS
14

Nominating and Corporate Governance Committee

Chair:            Robert A. Bruggeworth

Members:      Rebecca B. Roberts

                      Sandra Phillips Rogers

Independence: All members of the Nominating and Corporate Governance Committee are independent directors under the Board’s Independence Standards for Directors and NYSE listing standards.

Meetings in 2022: 3

Overview:
The Nominating and Corporate Governance Committee oversees and recommends to the Board the Company’s corporate governance policies, procedures and practices.
Primary Responsibilities:

•  Reviews the composition and structure of the Board and its committees and recommends changes to the Board as necessary.

•  Establishes the criteria, skills and qualifications for Board membership and recommends nominees for election to the Board.

•  Reviews director compensation levels and practices and recommends to the Board changes in such compensation and equity ownership levels.

•  Oversees the formal processes for evaluating the performance of the Board, the Committee, the lead director, and individual directors.

•  Oversees the Company’s orientation and onboarding program for new directors and the continuing education for current directors.

•  Reviews the Board’s processes associated with oversight of the Company’s ESG program efforts.

The Board may also add and/or remove other committees from time to time, based upon the needs of the Board at a given time. In addition to the committees described above, the Board presently also maintains a Finance Committee and a Law Committee. The Finance Committee presently consists of directors Pearse (Chair), Ryan and Sperry. The Committee, which met three times in 2022, reviews and makes recommendations to the Board regarding the Company’s capital structure, dividend policy, financing activities, hedging policies and practices, funding of the Company’s employee benefit plans, liquidity management, corporate financial plans, and strategic financial analyses as requested by the Board. The Law Committee presently consists of directors Jordan (Chair), Lambert, Pearse and Ryan. The Committee, which met six times in 2022, reviews legal matters that could present significant risk to the Company.

MSA 2023 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS
15

RISK OVERSIGHT

The Board as a whole exercises oversight of the Company’s strategic risks and other risks identified through the Company’s enterprise risk management program. Strategic risks are identified in the course of the Board’s review and approval of the Company’s strategic plans and there is regular monitoring of the Company’s performance against the strategic objectives as well as periodic review of the activities of competitors. The Board, directly and through its Audit Committee, also has oversight of the enterprise risk management program which is managed by the Chief Financial Officer. The enterprise risk management program is designed to enable effective and efficient identification and management of critical enterprise risks and to facilitate the incorporation of risk considerations into decision making. Management is responsible for leading the formal risk assessment and reporting process within the Company. Through consultation with the Company’s executive leadership, management periodically assesses the major risks facing the Company and works with functional leaders responsible for managing each risk to identify and consider appropriate mitigation elements to each risk, and to develop risk contingency plans, as appropriate. This analysis is reviewed two times each year with the Audit Committee and annually with the full Board, and input from the Board is considered in the analysis. Emerging risks are discussed as needed.

In addition to the Board oversight described above, each committee has various risks that it oversees. For example, the Audit Committee is responsible for reviewing the Company’s risk management policies and procedures, as well as its major financial risk exposures, and the processes management has established to monitor and control such exposures. The Compensation Committee monitors risk inherent in the Company’s compensation policies, compensation practices, and similar matters related to the recruitment and retention of employees, and periodically receives educational legislative and regulatory updates. The Nominating and Corporate Governance Committee monitors risks related to Board performance and the Company’s governance practices. The Law Committee reviews the Company’s product safety program and legal matters that could present significant risk to the Company.

The Compensation Committee has evaluated the risks arising from the Company’s compensation policies and practices for its employees. This included a review of examinations by Pay Governance, LLC, the Compensation Committee’s compensation consultant, of the compensation philosophy, design, governance and administration of compensation policies and practices provided to MSA’s executives. The review also considered information developed by management regarding programs provided to other non-executive employees. Based on this, the Committee concluded again in 2022 that the risks arising from the Company’s compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company.

MSA 2023 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS
16

COMPENSATION OF DIRECTORS

The Nominating and Corporate Governance Committee annually reviews director compensation and seeks to compensate directors in a manner that attracts and retains highly qualified directors and aligns the interests of the Company’s directors with those of the shareholders.

The following table describes the components of the non-employee directors’ compensation for 2022:

Compensation Element	Director Compensation Program

Annual Cash Retainer	$85,000

Annual Equity Award	$135,000 in restricted stock awards that vest after one year(1)

Board and Committee Fees	None

Chair Retainers	$15,000 for the Audit Committee $12,500 for the Compensation Committee $10,000 for the Finance, Law and Nominating and Corporate Governance Committees

Lead Independent Director Retainer	$30,000

Stock Ownership Guideline	Ownership of Common Stock or deferred stock units that have a value equivalent to five times the annual cash retainer to be satisfied within five years of joining the Board(2)

NOTE: Cash and /or equity compensation will be prorated for directors who have joined or left the Board or have assumed or left board leadership positions or committee chairs during the course of a year.

(1)	Non-employee directors have the option to defer the receipt of vested equity compensation until after their departure from the Board. Any director who elects such deferral will receive restricted stock units instead of restricted stock.
(2)	As of December 31, 2022, each non-employee director satisfied this guideline, with the exception of Mr. Savi, who joined the Board in June 2021.

Under the 2017 Non-Employee Directors’ Equity Incentive Plan and its predecessors, the Company grants stock options, restricted stock, or a mix of each, to each non-employee director on the third business day following each annual meeting. Pro-rata awards are authorized under the 2017 plan for directors who join the Board during the period between annual awards. The total number of shares that may be issued under the 2017 plan is limited to 150,000 shares of Common Stock. In 2019, the Board adopted the MSA Safety Incorporated Deferred Compensation Program for Non-Employee Directors. Pursuant to the program and beginning with equity grants made in 2020, non-employee directors have the option to defer receipt of vested equity compensation after their departure from the Board.

On May 18, 2022, each non-employee director who did not elect to defer the receipt of their equity compensation was granted 1,129 shares of restricted stock, and each non-employee director who elected to defer the receipt of their equity compensation was granted 1,129 restricted stock units. Restricted stock units are counted for purposes of determining whether directors meet their stock ownership guideline, but directors do not receive voting rights in restricted stock units.

Prior to April 1, 2001, a director who retired from the Board after completing at least five years of service as a director was entitled to receive a lifetime quarterly retirement allowance under the Retirement Plan for Directors. The amount of the allowance was equal to the quarterly directors’ retainer payable at the time of the director’s retirement. Payment began when the sum of the director’s age and years of service equaled or exceeded 75. Effective April 1, 2001, plan benefits were frozen so that the quarterly retirement allowance, if any, payable to future retirees will be limited to $5,000 (the quarterly retainer amount in April 2001), multiplied by a fraction, of which the numerator is the director’s years of service as of April 1, 2001 and the denominator is the years of service the director would have had at the date the sum of the director’s age and years of service equaled 75.

The following table provides information on the 2022 compensation of non-employee directors who served for all or part of 2022.

Name	Fees Earned or Paid in Cash	Restricted Stock Award(1)(2)	Change in Pension Value(3)	Total

Robert A. Bruggeworth	$125,000	$135,017	$ —	$260,017

Gregory B. Jordan	$ 85,000	$135,017	$ —	$220,017

William M. Lambert	$ 85,000	$135,017	$ —	$220,017

Diane M. Pearse	$ 95,000	$135,017	$ —	$230,017

Rebecca B. Roberts	$ 97,500	$135,017	$ —	$232,517

Sandra Phillips Rogers	$ 95,000	$135,017	$ —	$230,017

John T. Ryan III	$ 85,000	$135,017	$ —	$220,017

Luca Savi	$ 85,000	$135,017	$ —	$220,017

Willam R. Sperry	$100,000	$135,017	$ —	$235,017

MSA 2023 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS
17

(1)	Represents the aggregate grant date fair value of the restricted stock awards and stock option awards computed in accordance with FASB ASC Topic 718.
(2)	Beginning in 2020, non-employee directors have the option to defer the receipt of vested equity compensation until after their departure from the Board. Any director who elects such deferral will receive restricted stock units instead of restricted stock. The restricted stock units have dividend equivalent rights. Messrs. Jordan and Savi and Ms. Pearse elected to defer their 2022 awards.
(3)	Represents the amount of the aggregate increase for 2022 in the actuarial present value of the director’s accumulated benefits, if any, under the Retirement Plan for Directors described above. Only Mr. Ryan is entitled to benefits under such Plan.

It is the practice of the Nominating and Corporate Governance Committee to periodically engage an independent compensation consultant to review the compensation of the non-employee directors. The Committee last engaged a consultant in 2021. After completing its most recent review of director compensation, the Committee recommended no changes for 2023.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

There are no interlocking relationships, as defined in regulations of the Securities and Exchange Commission, involving members of the Compensation Committee.

Directors Bruggeworth, Roberts (Chair) and Savi served as members of the Compensation Committee during 2022. The Board has determined that each of these directors is independent in accordance with the listing standards of the New York Stock Exchange.

REVIEW AND APPROVAL OR RATIFICATION OF RELATED PARTY TRANSACTIONS

The Company has a policy on related party transactions which operates along with the conflicts of interest section of the Company’s Global Code of Business Conduct. Copies of the policy on related party transactions and the Code are available on the Corporate Governance section of the Company’s website at www.MSAsafety.com.

The related party transactions policy covers any transaction in which the Company is a participant and the amount exceeds $120,000, and in which any “related person” had or would have a direct or indirect material interest.

A related person includes any of the following:

•	any executive officer

•	any director or nominee
•	any owner of 5% or more of the Company’s voting securities

•	any immediate family member of any person described above

Any officer, director or employee who is aware of a proposed transaction that may violate the policy must bring the transaction to the attention of the Chief Legal Officer and Chief Financial Officer of the Company. If the Chief Legal Officer or Chief Financial Officer determines that a proposed transaction could be a related party transaction, the matter will be submitted to the Nominating and Corporate Governance Committee for review. The Committee chair will report on any decision at the next meeting of the Board.

The standards applied by the Nominating and Corporate Governance Committee when reviewing transactions with related persons include the following:

•	the nature of the related party’s interest in the transaction

•	the terms and conditions of the transaction

•	the importance of transaction to the related party

•	the importance of the transaction to the Company

•	whether the terms and conditions of the transaction are comparable to those of similar transactions not involving related parties

•	the potential for the transaction to impair the judgment of a director or executive officer of the Company

Mr. Jordan is the Executive Vice President, General Counsel and Chief Administrative Officer of The PNC Financial Services Group, Inc. (“PNC”), a company with which MSA presently maintains certain business dealings, including as a borrower under a Fourth Amended and Restated Credit Agreement pursuant to which PNC serves as administrative agent and a lender and an additional Credit Agreement entered into in 2022 pursuant to which PNC serves as administrative agent and a lender. Total amounts paid by MSA to PNC in 2023 were approximately 0.023% of PNC’s 2022 revenues. The Board of Directors determined that the relationship was not material because, among other things, (a) the amounts paid to PNC were de minimis to the consolidated gross revenues of PNC, (b) the Company’s credit agreements with PNC were negotiated at arms-length in the ordinary course of business at market terms, and (c) the Company has maintained a relationship with PNC for many years prior to Mr. Jordan’s employment at PNC and prior to his election to the Board.

MSA 2023 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS
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NOMINATING AND CORPORATE GOVERNANCE COMMITTEE PROCEDURES

The current members of the Nominating and Corporate Governance Committee are directors Bruggeworth (Chair), Roberts and Rogers, whose terms as Committee members will expire at the 2023 organizational meeting of the Board to be held on the date of the Annual Meeting. The Board has determined that each of the current members of the Committee is independent in accordance with the listing standards of the New York Stock Exchange.

The Committee will consider director candidate recommendations from a variety of sources, including from a shareholder, a non-management director, the chief executive officer, any other executive officer, a third-party search firm, or other appropriate sources. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Company, at the Company’s address appearing on page one, no later than 90 days in advance of the annual meeting at which the election is to be held. The recommendation should include the name and address of both the shareholder and the candidate and the qualifications of the candidate recommended.

The Committee determines a process for identifying and evaluating nominees for director on a case-by-case basis, considering the context in which such nomination is being made. It is not anticipated that the process for evaluating a nominee would differ based on whether the nominee is recommended by a shareholder.

MSA 2023 PROXY STATEMENT

19

PROPOSAL NO. 2

APPROVAL OF THE ADOPTION OF THE MSA SAFETY INCORPORATED 2023 MANAGEMENT EQUITY INCENTIVE PLAN

The Company’s 2023 Management Equity Incentive Plan (the “Plan”) was adopted by the Company’s Board of Directors on February 22, 2023 upon recommendation of the Compensation Committee (the “Committee”), subject to approval of the Company’s shareholders. If approved, the Plan will replace the Amended and Restated 2016 Management Equity Incentive Plan (the “2016 Plan”) and increase the total number of shares available for equity awards by 1,400,000 shares.

The principal features of the Plan are summarized below. The summary is qualified in its entirety by the full text of the Plan, which is set forth as Appendix A to this Proxy Statement.

The affirmative vote of the shareholders on or prior to May 12, 2023 is required for approval of the Plan. If the Company’s shareholders do not approve the Plan as proposed in this Proxy Statement, the Plan will not become effective. Accordingly, if the shareholders of the Company do not approve the Plan, the Company will continue to use the 2016 Plan in accordance with its terms and without the increase in the total number of shares available.

THE BOARD RECOMMENDS YOU VOTE “FOR” THE APPROVAL OF THE 2023 MANAGEMENT EQUITY INCENTIVE PLAN.

Such approval will ensure the Company’s continuing ability to provide a flexible range of compensation awards, including performance-based compensation awards, under the Plan. An increase in the number of shares available for future grants is necessary to permit the Plan to provide incentives to eligible individuals. Unless otherwise specified thereon, proxies received in the accompanying form will be voted in favor of approval of the Plan.

General

The purpose of the Plan is to benefit the Company’s shareholders by:

•	encouraging high levels of performance by individuals whose performance is a key element in the Company’s continued success by rewarding the creation of shareholder value, and

•	enabling the Company to recruit, reward, retain and motivate employees to work as a team to achieve the Company’s goals.

Employees and consultants of the Company or any subsidiary which has more than half of its voting power beneficially owned by the Company are eligible to receive awards under the Plan. The Committee (as described in “Administration,” below) will determine which employees and consultants will be participants, the types of awards to be made to participants and the terms, conditions and limitations applicable to the awards. It is expected that approximately 300 employees and consultants will be eligible to participate in our annual equity program pursuant through this Plan.

The maximum aggregate number of shares for which awards may be granted under the Plan is limited to the remaining shares of the Company’s common stock, without par value (the “Common Stock”) available for grant under the 2016 Plan immediately prior to your approval of the Plan plus an additional 1,400,000 shares of Common Stock, subject to counting as provided in the Plan and adjustment for stock splits, dividends and similar events. The number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 1,400,000, plus any amounts previously approved for granting of Incentive Stock Options under the 2016 Plan and available as of the effective date of the Plan, all subject to adjustment as provided in the Plan and the provisions of Section 422 or 424 of the Internal Revenue Code of 1986, as amended (the “Code”). Common Stock which is subject to any unexercised or undistributed portion of any terminated, expired, exchanged or forfeited award (or awards settled in cash in lieu of Common Stock) will become available for grant pursuant to new awards. However, shares delivered or withheld in satisfaction of the exercise price of an award or any tax withholding will not become available for grant pursuant to new awards. Stock appreciation rights to be settled in shares of the

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Company’s Common Stock are counted in full against the number of shares available for award under the Plan regardless of the number of shares issued upon settlement of the stock appreciation right. The Committee may make such additional rules for determining the number of shares of Common Stock granted under the Plan as it deems necessary or appropriate. The Common Stock which may be issued pursuant to an award under the Plan may be treasury shares or authorized but unissued shares or Common Stock acquired, subsequently or in anticipation of the transaction, in the open market or otherwise to satisfy the requirements of the Plan, or any combination of such shares.

The Plan provides for the grant of incentive stock options (“ISOs”), as defined in Section 422 of the Code, which may only be granted to employees, and options which do not qualify as ISOs, known as nonqualified stock options (“NSOs,” and, together with ISOs, “options”). Options granted under the Plan may be accompanied by stock appreciation rights (“Tandem SARs”), and stock appreciation rights may be granted alone (“Stand Alone SARs,” and, together with Tandem SARs, “SARs”). Performance awards (“Performance Awards”) may also be granted under the Plan, which Performance Awards may be contingent on the performance of the Company, a subsidiary, any branch, department, business unit or portion thereof or a participant, or any combination thereof. The Plan also provides for the granting of restricted stock, restricted stock units and other awards. All of the foregoing grants are sometimes referred to herein as “awards,” and the recipient of any award or grant is sometimes referred to herein as a “grantee.” The participants in the Plan will consist of those employees and consultants of the Company and its subsidiaries who are designated as grantees by the Committee administering the Plan, as described below.

The number of shares available under the Plan, and any outstanding awards are automatically adjusted in the event of stock dividends and similar events. In the event the shares of Common Stock have been affected in such a way that an adjustment of outstanding awards is appropriate in order to prevent the dilution or enlargement of rights under the awards (including, without limitation, any extraordinary dividend or other distribution (whether in cash or in kind), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event), the Committee will make appropriate equitable adjustments, which may include, without limitation, adjustments to any or all of the number and kind of shares of stock (or other securities) which may thereafter be issued in connection with such outstanding awards and adjustments to any exercise price specified in the outstanding awards and will also make appropriate equitable adjustments to the number and kind of shares of stock (or other securities) authorized by, or to be granted under, the Plan.

Awards are subject to forfeiture and recoupment pursuant to the Company’s recoupment policy or if a Plan participant engages in misconduct or violation of any Company policy, and incentive-based compensation otherwise payable or paid to current or former executive officers is forfeited and/or repaid to the Company as may be required pursuant to applicable regulatory requirements.

No awards may be granted under the Plan after May 12, 2033.

Administration

The Plan will be administered by the Compensation Committee (the “Committee”), consisting of not less than two members of the Board. Each member of the Committee must be a “non-employee director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and an independent director under the rules of any stock exchange on which the Common Stock may be listed and under any other applicable regulatory requirements.

A majority of the members of the Committee will constitute a quorum. The vote of a majority of a quorum (or the unanimous written consent of the Committee members) will constitute action by the Committee. The Committee will periodically determine the participants in the Plan and the nature, amount, pricing, timing, and other terms of awards to be made to such individuals. The Committee has the power to interpret and administer the Plan. All questions of interpretation with respect to the Plan, the number of shares of Common Stock or other securities, stock appreciation rights, or units granted, and the terms of any agreements evidencing such awards will be determined by the Committee, and its determination will be final and conclusive upon all parties in interest. In the event of any conflict between an award agreement and the Plan, the terms of the Plan govern. The Committee may delegate to the officers or employees of the Company the authority to execute and deliver such instruments and documents, to do all such ministerial acts and things, and to take all such other ministerial steps deemed necessary, advisable or convenient for the effective administration of the Plan in accordance with its terms and purpose.

Stock Options

Options which may be granted by the Committee represent a right to purchase a specified number of shares of Common Stock at a specified price during such period of time as the Committee determines. The exercise price per share of Common Stock of any option will be no less than the fair market value per share of the Common Stock subject to the option on the date the option is granted. Fair market value, for purposes of the Plan, is the closing price per share of the Company’s Common Stock on the New York Stock Exchange for the date as of which fair market value is to be determined. On March 1, 2023 the fair market value of a share of the Company’s Common Stock was $133.48.

An option may be exercised, in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. At the discretion of the Committee, the exercise price of the option may be paid in cash, by the tender of Common Stock already owned by the participant, by cash forwarded through a broker or other agent sponsored exercise or financing program, through a combination of the foregoing, or

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through such other means as the Committee determines are consistent with the Plan’s purpose and applicable law, including the net withholding of shares of stock through relinquishment of options. No fractional shares will be issued or accepted.

For ISOs, the aggregate fair market value (determined on the date of grant) of the shares with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation will not exceed $100,000.

Subject to the foregoing and the other provisions of the Plan, stock options granted under the Plan may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as determined in its discretion by the Committee.

Stock Appreciation Rights

An SAR is a right to receive, upon surrender of the right, an amount payable in cash and/or shares of Common Stock under such terms and conditions as the Committee determines. An SAR may be granted in tandem with part or all of (or in addition to, or completely independent of) an option or any other award under the Plan. An SAR issued in tandem with a stock option may only be granted at the time of grant of the related option. The amount payable in cash and/or shares of Common Stock with respect to each SAR will be equal in value to a percentage (including up to a maximum of 100%) of the amount by which the fair market value per share of Common Stock on the exercise date exceeds the fair market value per share of Common Stock on the date of grant of the SAR. The applicable percentage will be established by the Committee. The exercise price of any SAR will be no less than the fair market value per share of the Common Stock subject to the SAR on the date the SAR is granted. The agreement evidencing the award may state whether the amount payable is to be paid wholly in cash, wholly in shares of Common Stock or partly in each. If the award agreement does not state the manner of payment, the Committee will determine the manner of payment at the time of payment. The amount payable in shares of Common Stock, if any, is determined with reference to the fair market value per share of Common Stock on the date of exercise. Tandem SARs are exercisable only to the extent that the options to which they relate are exercisable. Upon exercise of the Tandem SAR, and to the extent of such exercise, the participant’s underlying option will automatically terminate. Similarly, upon the exercise of the tandem option, and to the extent of such exercise, the participant’s related SAR will automatically terminate.

Repricing Prohibited

The Plan prohibits repricing of options, SARs or other purchase rights without further shareholder approval. Repricing means the grant of a new option or SAR in return for the cancellation, exchange or forfeiture of an award that has a higher grant price than the new award, the amendment of an outstanding award to reduce the grant price, the cancellation or repurchase of an option or SAR at a time when the grant price is greater than the fair market value of the Common Stock or any action that would be treated, for accounting purposes, as a repricing. The grant of a substitute award under the anti-dilution and adjustment provisions explained under “General,” above, is not a repricing.

Other Terms of Options and SARs

No dividend equivalents may be granted in connection with any option or SAR. The term of any option or SAR may not exceed ten years from the date of grant.

Unless otherwise provided in a grantee’s award agreement, the following provisions of this paragraph will apply in the case of a grantee whose employment is terminated. If the employment of a grantee is terminated for reasons other than resignation by a grantee without the consent of the Company, termination for cause, retirement, disability or death, all outstanding options and SARs held by the grantee immediately prior to termination of employment will be exercisable by the grantee (but only to the extent exercisable immediately prior to termination of employment) at any time prior to the expiration date of the option or SAR or within one year following the date of termination, whichever is the shorter period.

Following the death of a grantee during employment, all outstanding options or SARs of the grantee will be exercisable (whether or not so exercisable immediately prior to the death of the grantee) by the person entitled to do so under the Will of the grantee, or, if the grantee fails to make testamentary disposition of the option or SAR or dies intestate, by the legal representative of the grantee, at any time prior to the expiration date of the option or SAR or within five years after the date of death of the grantee, whichever is the shorter period. Following the death of a grantee after ceasing employment and within a period following termination of employment during which an option or SAR remains exercisable, all outstanding options or SARs of the grantee will be exercisable (but only to the extent exercisable immediately prior to the death of the grantee) by the person entitled to do so under the Will of the grantee or, if the grantee shall fail to make testamentary disposition of the option or SAR or dies intestate, by the legal representative of the grantee, at any time prior to the expiration date of the option or SAR or within five years after the date of death of the grantee, whichever is the shorter period.

If the grantee retires or ceases employment due to disability under the terms of the Plan, all outstanding options and SARs will be exercisable (whether or not so exercisable immediately prior to the termination of employment of the grantee) at any time prior to expiration date of the option or SAR or

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within five years following the date of termination, whichever is the shorter period. If a grantee resigns without the consent of the Company or if a grantee ceases to be a consultant for any reason, all outstanding options and SARs will be exercisable (but only to the extent exercisable immediately prior to the termination of employment or service) at any time prior to the expiration date of the option or SAR or within 30 days of the date of termination, whichever is the shorter period. If the employment of a grantee is terminated by the Company for cause, all outstanding options and SARs held by the grantee will terminate as of the date of termination of employment.

Restricted Stock and Restricted Stock Units

Restricted stock is Common Stock that is issued to a participant and restricted stock units are awards denominated in shares, each of which is subject to such terms, conditions and restrictions as the Committee deems appropriate, which may include, but are not limited to, restrictions upon the sale, assignment, transfer or other disposition of the restricted stock or units and the requirement of forfeiture of the restricted stock or units upon termination of employment or service under certain specified conditions, including the failure to achieve performance conditions. The Committee may provide for the lapse of any such term or condition or waive any term or condition based on such factors or criteria as the Committee may determine. Subject to such restrictions as the Committee may impose, the participant will have, with respect to awards of restricted stock, all of the rights of a shareholder of the Company, including the right to vote the restricted stock and the right to receive any dividends on such stock, provided that in no event may any dividends with respect to any award of restricted stock be paid until vesting of such award. Subject to such restrictions as the Committee may impose, the participant will have, with respect to awards of restricted stock units, an adjustment to reflect the deemed reinvestment of dividends that would be paid on shares underlying the restricted stock units, subject to the vesting and other restrictions applicable to the restricted stock units. An awardee of restricted stock units has no rights as a shareholder with respect to the shares underlying the restricted stock units.

Unless otherwise provided in an award agreement, if the grantee of restricted stock or restricted stock units ceases to be an employee or consultant for any reason, any outstanding shares of restricted stock or restricted stock units held by the grantee will vest or be forfeited according to the following provisions:

(i) If a grantee ceases to be an employee by reason of retirement, disability or death, any shares of restricted stock or restricted stock units held by the grantee at the time of retirement will immediately vest; and

(ii) If a grantee ceases to be an employee for any reason other than retirement, disability or death, any shares of restricted stock or restricted stock units held by the grantee at the time of termination of employment will be immediately forfeited.

Performance Awards

Performance Awards may be granted under the Plan from time to time based on such terms and conditions as the Committee deems appropriate, consistent with the terms and purposes of the Plan. Performance Awards are awards the payment or vesting of which is contingent upon the achievement of specified levels of performance under specified “Performance Criteria” during a “Performance Period” by the Company, a subsidiary or subsidiaries, a branch, department, business unit or other portion thereof or the participant individually, or a combination of absolute or relative values of change, and on a gross or net basis and/or upon a comparison of such performance with the performance of a peer group of corporations, prior Performance Periods or other measure selected or defined by the Committee at the time the Performance Award is granted. Performance Awards may be in the form of performance units, performance shares and such other forms of Performance Awards as the Committee determines.

The Performance Criteria to be used in determining whether a Performance Award has been earned, the level of achievement of such Performance Criteria necessary for the Performance Award to be earned in whole or in part, and the Performance Period over which such performance will be measured will be determined by the Committee at the time a Performance Award is granted. Such Performance Criteria may be based on one or more of the following preestablished objective measures of performance during the Performance Period:

•	Income statement components, and ratios between them or other measures, including income (which includes operating and net income and on a pre-tax or after-tax basis), consolidated net income, net income growth, margins (including gross profit, operating margin, pre-tax and net income margins), earnings, earnings before interest and taxes (“EBIT”), earnings before interest, taxes, depreciation and amortization (“EBITDA”), earnings before interest, taxes and depreciation (“EBITD”), earnings before interest, taxes and amortization (“EBITA”), economic value added, income from continuing operations, income before extraordinary items, income from continuing operations before extraordinary items, earnings per share and earnings per share growth;

•	Balance sheet statement components, and ratios between them or other measures, including any asset category, debt, equity, return on equity, return on assets, return on invested capital, return on capital employed, cash conversion cycle, fixed asset turnover ratio, debt ratio, debt-equity ratio, capitalization ratio and intangible assets;

•	Cash flow statement components, and ratios between them or other measures, including cash management measures, cash flow measures (which include net cash flow from operating activities, working capital, working capital as a percentage of sales, improvement in or attainment of working capital levels, receivables management and related customer terms), and free cash flow;

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•	Operating measures, and ratios between them or other measures, including products shipped, capacity, availability, productivity, funds from operations, product quality, market share, margin and sales volumes, number of accounts, workers’ compensation claims, budget performance, costs, cost per hire, turnover rate, training costs, and expenses, charge-offs and non-performing assets;

•	Market measures, and ratios between them or other measures, including stock price, growth measure, stock price performance, market capitalization measures and total shareholder return;

•	Company quality, value and sustainability measures, and ratios between them or other measures, including compliance, safety, environmental and employee matters;

•	Project completion measures, and ratios between them or other measures, including satisfaction of interim milestones regarding budgets and deadlines, and satisfaction of project deadlines and budget amounts;

•	Measures relating to acquisitions, divestitures, dispositions or customer satisfaction, and ratios between them or other measures;

•	Additional ratios between the above categories, including margins, liquidity measures, which include debt to earnings (including EBITDA, EBIT, EBITD and EBITA), interest expense and/or other fixed charges, earnings (including EBITDA, EBIT, EBITD and EBITA) to interest expense and/or other fixed charges, and earnings before or after the effect of items such as interest, taxes, depreciation and amortization;

•	Such other criteria adopted by the Committee in its discretion.

The Committee may in its discretion also determine to use other performance measures as Performance Criteria.

Unless otherwise provided in an award agreement, the following provisions apply if the recipient of a Performance Award ceases to be an employee or consultant for any reason prior to payment of the Performance Award:

(i) If a grantee ceases to be an employee by reason of retirement, disability or death, the employee will be entitled to a pro-rata portion of the Performance Award based upon the number of whole and partial months of employment during the Performance Period, contingent upon achievement of the performance goals and subject to any negative discretion retained by the Committee; and

(ii) If a grantee ceases to be an employee for any reason other than retirement, disability or death, or ceases to be a consultant for any reason, any Performance Award shall be immediately forfeited.

Minimum Vesting Requirements

The Plan provides that awards granted under the Plan may vest no earlier than the first anniversary of the grant date, subject to certain exceptions set forth in the Plan relating to (i) substitute awards granted in a corporate transaction, (ii) shares of Common Stock delivered in lieu of fully vested cash obligations, and (iii) additional awards granted by the Committee up to a maximum of five percent of the available share reserve authorized for issuance under the Plan. The foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, separation from service, death, disability or a Change in Control, in the terms of the award agreement or otherwise.

Effect of Change in Control

Notwithstanding any other provision of the Plan to the contrary, and unless the award agreement otherwise provides, in the event the employment of a Plan participant is terminated by the Company and its affiliates without “cause” within two years following the occurrence of a Change in Control of the Company (as defined in Section 17(g) of the Plan), (i) all options and Stand-Alone SARs which are then outstanding will become fully vested and exercisable and (ii) all restrictions with respect to shares of restricted stock or restricted stock units which are then outstanding will lapse, and such shares or units will be fully vested and nonforfeitable. Notwithstanding any other provision of the Plan to the contrary, and unless the award agreement provides otherwise, if a Change in Control of the Company occurs prior to the end of the Performance Period, with respect to all Performance Awards which are then outstanding, all uncompleted Performance Periods will be deemed to have been completed, the target level of performance set forth with respect to each Performance Criterion under such Performance Awards will be deemed to have been attained and a pro-rata portion (based on the ratio of (a) the number of full and partial months which have elapsed from the beginning of the Performance Period through the Change in Control to (b) the number of months originally contained in the Performance Period) of each such Performance Award will become payable to the participant, with the remainder of the Performance Award converted into outstanding restricted stock units, subject to forfeiture unless the participant continues to be actively employed by the Company through the end of the original Performance Period, and subject to exception in the case of a termination of employment by the Company without “Cause”, as defined in the Plan, and such other exceptions as may be provided by the Committee. Further, after a Change in Control, no administrative power given the Committee can be used to affect detrimentally the rights of any grantee with respect to any award which is outstanding immediately prior to the Change in Control.

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Transferability

The Plan provides that the agreement evidencing an award must contain a provision stating that the relevant award cannot be assigned, pledged or otherwise transferred except by Will or by the laws of descent and distribution and that during the lifetime of a participant the award can be exercised only by such participant or by the participant’s guardian or legal representative. However, in the Committee’s discretion, an award agreement may expressly provide for specifically limited transferability, other than for value, of awards other than ISOs.

Possible Anti-Takeover Effect

The provisions of the Plan providing for the acceleration of the exercise date of stock options and SARs and the lapse of restrictions applicable to restricted stock and restricted stock units upon the occurrence of a termination of employment following a Change in Control, and the deemed achievement of Performance Criteria following a Change in Control may be considered as having an anti-takeover effect.

Amendment and Termination

The Board may at any time amend, suspend or terminate the Plan. The Committee may at any time alter or amend any or all award agreements under the Plan to the extent permitted by law. However, no such action by the Board or by the Committee may impair the rights of participants under outstanding awards without the consent of the participants affected thereby. Further, the Board may not amend the Plan without the approval of the Company’s shareholders to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Stock is listed.

Payment of Taxes

The Plan provides that the agreement evidencing an award must contain a provision requiring the withholding of applicable taxes required by law from all amounts paid to the participant in satisfaction of an award. In the case of an award paid in cash, the withholding obligation will be satisfied by withholding the applicable amount and paying the net amount in cash to the participant. In the case of awards paid in shares of Common Stock or other securities of the Company, (i) a participant may satisfy the withholding obligation by paying the amount of any taxes in cash, or (ii) with the approval of the Committee (or, in case of deduction, by the unilateral action of the Committee), shares of Common Stock or other securities may be deducted by the Company from the payment or delivered to the Company by the participant to satisfy the obligation in full or in part, as long as such withholding or delivery of shares of Common Stock or other securities does not violate any applicable laws, rules or regulations of federal, state or local authorities or Company policies. The number of shares or other securities to be deducted or delivered will be determined by reference to the fair market value of such shares or securities on the applicable date.

New Plan Benefits

The actual amount of awards to be received by or allocated to participants or groups under the Plan is not determinable in advance because the selection of participants who receive awards under the Plan, and the size and type of awards to such individuals and groups are generally determined by the Committee in its discretion.

Equity Compensation Plans

The following table sets forth information as of December 31, 2022 concerning Common Stock issuable under the Company’s equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)(c)

Equity compensation plans approved by security holders	58,156	$46.48	675,703*

Equity compensation plans not approved by security holders	None	—	None

Total	58,156	$46.48	675,703

*	Includes 598,813 shares available for issuance under the 2016 Management Equity Incentive Plan and 76,890 shares available for issuance under the 2016 Non-Employee Directors’ Equity Incentive Plan.

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Federal Income Tax Consequences

The following is a brief summary of the principal Federal income tax consequences of the grant and exercise of awards under present law.

Incentive Stock Options. An optionee will not recognize any taxable income for Federal income tax purposes upon receipt of an incentive stock option or, generally, at the time of exercise of an incentive stock option. The exercise of an incentive stock option generally will result in an increase in an optionee’s taxable income for alternative minimum tax purposes.

If an optionee exercises an incentive stock option and does not dispose of the shares received in a subsequent “disqualifying disposition” (generally, a sale, gift or other transfer within two years after the date of grant of the incentive stock option or within one year after the shares are transferred to the optionee), upon disposition of the shares any amount realized in excess of the optionee’s tax basis in the shares disposed of will be treated as a long-term capital gain, and any loss will be treated as a long-term capital loss. In the event of a “disqualifying disposition,” the difference between the fair market value of the shares received on the date of exercise and the option price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the optionee’s tax basis in the shares) will be treated as compensation received by the optionee in the year of disposition. Any additional gain will be taxable as a capital gain and any loss as a capital loss, which will be long-term or short-term depending on whether the shares were held for more than one year. Under regulations, special rules apply in determining the compensation income recognized upon a disqualifying disposition if the option price of the incentive stock option is paid with shares of the Company’s Common Stock. If shares of the Company’s Common Stock received upon the prior exercise of an incentive stock option are transferred to the Company in payment of the option price of an incentive stock option within either of the periods referred to above, the transfer will be considered a “disqualifying disposition” of the shares transferred, but, under regulations, only compensation income determined as stated above, and no capital gain or loss, will be recognized.

Neither the Company nor any of its subsidiaries will be entitled to a deduction with respect to shares received by an optionee upon exercise of an incentive stock option and not disposed of in a “disqualifying disposition.” Except as described in “Other Tax Matters” below, if an amount is treated as compensation received by an optionee because of a “disqualifying disposition,” the Company or one of its subsidiaries generally will be entitled to a corresponding deduction in the same amount for compensation paid.

Nonqualified Stock Options. An optionee will not recognize any taxable income for Federal income tax purposes upon receipt of a nonqualified stock option. Upon the exercise of a nonqualified stock option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the option price will be treated as compensation received by the optionee in the year of exercise. If the option price of a nonqualified stock option is paid in whole or in part with shares of the Company’s Common Stock, no income, gain or loss will be recognized by the optionee on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the option price. The fair market value of the remainder of the shares received upon exercise of the nonqualified stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise will be treated as compensation income received by the optionee on the date of exercise of the stock option.

Except as described in “Other Tax Matters” below, the Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the optionee.

Stock Appreciation Rights. An awardee will not recognize any taxable income for Federal income tax purposes upon receipt of stock appreciation rights. The value of any Common Stock or cash received in payment of stock appreciation rights will be treated as compensation received by the awardee in the year in which the awardee receives the Common Stock or cash. The Company generally will be entitled to a corresponding deduction in the same amount for compensation paid.

Restricted Stock. An awardee of restricted stock will not recognize any taxable income for Federal income tax purposes in the year of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). However, an awardee may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the awardee does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse will be treated as compensation income to the awardee and will be taxable in the year the restrictions lapse. Except as described in “Other Tax Matters” below, the Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.

Restricted Stock Units and Performance Stock Units. An awardee who receives restricted stock units or performance stock units will not recognize any taxable income for Federal income tax purposes upon receipt of the award. Any cash or shares of stock received pursuant to the award will be treated as compensation income received by the awardee generally in the year in which the awardee receives such cash or shares of stock. Except as described in “Other Tax Matters” below, the Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.

Performance Awards. An awardee who receives performance shares will not recognize any taxable income for Federal income tax purposes upon receipt of the shares. The fair market value of the shares on the date the performance condition is determined to be achieved will be treated as compensation income to the awardee and will be taxable in the year the performance condition is achieved (if the awardee does not make a

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Section 83(b) election upon the receipt of the performance shares, in which case the awardee would recognize compensation income on the date of the award). Except as described in “Other Tax Matters” below, the Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.

Other Tax Matters. The exercise by an awardee of a stock option or stock appreciation right, the lapse of restrictions on restricted stock or restricted stock units, or the achievement or fulfillment of performance awards following the occurrence of a Change in Control, in certain circumstances, may result in (i) a 20% Federal excise tax (in addition to Federal income tax) to the awardee on certain payments of the Company’s Common Stock or cash resulting from such exercise or deemed achievement or fulfillment of performance awards or, in the case of restricted stock or restricted stock units on all or a portion of the fair market value of the shares or units on the date the restrictions lapse and (ii) the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries as explained above. The Company and its subsidiaries may lose a compensation deduction, which would otherwise be allowable, for all or a part of compensation paid in the form of awards under the Plan, if, the employee is the Chief Executive Officer or Chief Financial Officer of the Company (or acts in such capacity) or is another “covered employee” as defined under the Code or was such an employee beginning in any year after 2017, if the total compensation paid to such employee exceeds $1,000,000.

THE BOARD RECOMMENDS YOU VOTE “FOR” PROPOSAL NO. 2: APPROVAL OF THE ADOPTION OF THE MSA SAFETY INCORPORATED 2023 MANAGEMENT EQUITY INCENTIVE PLAN.

The Board of Directors recommends a vote FOR approval of the 2023 Management Equity Incentive Plan. Properly executed proxies timely received in the accompanying form will be so voted, unless otherwise directed thereon. Approval of this proposal requires the affirmative vote of a majority of the votes cast (which excludes abstentions and failures to vote (e.g., broker non-votes)) by the holders of Common Stock present and voting in person or by proxy, with a quorum of a majority of the outstanding shares of Common Stock being present or represented at the Annual Meeting.

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Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS

In this section, we will describe the material components of our executive compensation program for our “Named Executive Officers,” referred to herein as “Named Officers,” whose compensation is set forth in the 2023 Summary Compensation Table and other compensation tables contained in this proxy statement:

•	Nishan J. Vartanian, Chairman, President and Chief Executive Officer

•	Lee B. McChesney, Senior Vice President and Chief Financial Officer (effective October 17, 2022)

•	Jonathan D. Buck, Chief Accounting Officer (served as Interim Chief Financial Officer from August 27, 2022 to October 16, 2022)

•	Kenneth D. Krause, Senior Vice President, Chief Financial Officer and Treasurer (resigned August 26, 2022)

•	Steven C. Blanco, Senior Vice President and President, MSA Americas

•	Bob W. Leenen, Senior Vice President and President, MSA International

•	Stephanie L. Sciullo, Senior Vice President and Chief Legal Officer, Corporate Social Responsibility and Public Affairs

We will also provide an overview of our executive compensation philosophy and our executive compensation program. In addition, we explain how and why the Compensation Committee of the Board (the “Committee”) arrives at specific compensation policies and decisions involving the Named Officers. These programs and processes are driven by the Committee’s desire to continually increase shareholder value while assuring sound corporate governance, transparency and alignment with MSA’s Vision and Values.

EXECUTIVE SUMMARY

2022 Executive Compensation Overview

The objectives of MSA’s executive compensation programs are to improve shareholder value over the long-term by attracting, retaining and motivating executives who will drive financial and operational performance and enable the Company to achieve its goals. Our programs are guided by a philosophy that strives to align target compensation at the middle (50th percentile) of the market. The primary elements of total compensation include salary, performance-based cash incentives and equity incentives. We also provide limited perquisites and retirement and benefit plans.

Our programs are designed to provide an above-market compensation opportunity for performance exceeding annual budget and peer group norms. We believe that this philosophy enables the Company to attract and retain executive talent by providing the opportunity to work in a highly ethical, growing and team-oriented Company.

The Company had several key areas of focus in 2022 including:

•	Financial performance goals

•	Profitable growth and margin enhancement

•	Improving factory throughput and cash conversion

The above areas of focus correlate with the Named Officers’ performance metrics within the cash incentive plan and contribute to driving working capital, operating profits, revenue targets and Environmental, Social and Governance (“ESG”) performance. Demonstrating the strong correlation between the Company’s performance incentive plans and actual results, our Named Officers earned cash incentive awards pursuant to our annual incentive program, ranging between 102% and 140% of target.

To emphasize the importance of “pay-for-performance” in our compensation philosophy, the Company’s incentive arrangements are based on the achievement of specific performance goals that support our business strategy. Our long-term incentive program includes performance-based stock units and time-vesting restricted stock units. Our performance stock unit program metrics are adjusted EBITDA margin percentage and revenue growth, modified by total shareholder return (“TSR”) compared to our peer group. Time-vesting restricted stock units vest after three years of continued employment, providing the Company with a valuable retention incentive and alignment with shareholders’ rewards for increases in stock price.

During 2022, the Committee reviewed the design and administration of all executive compensation programs to ensure those programs continue to meet our performance requirements and to deliver on our “Core Principles.” The Committee also reviewed policies such as stock ownership requirements and assessed its short-term incentive goals. In addition, long-term incentive vesting provisions, capped incentive awards, and short-term

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metrics that align with shareholder value creation serve to mitigate risk. The Committee concluded that the risks arising from the Company’s executive compensation programs are not reasonably likely to have a material adverse effect on the Company.

At the annual shareholders’ meeting in May 2022, the executive compensation of the Company’s Named Officers was approved by our shareholders, with 97.2% of the votes cast voting in favor of the proposal. The Committee considered this vote in connection with its determination of compensation policies and decisions and has concluded that the Company will maintain its existing compensation philosophy for 2023.

Components of Executive Compensation Program

The objectives of MSA’s executive compensation programs are to improve shareholder value over the long-term by attracting, retaining and motivating executive talent who will drive financial and operational performance and enable the Company to achieve its goals. Our program is guided by a philosophy that strives to align target compensation at the middle (50th percentile) of the market for total direct compensation. Elements of total compensation include salary, performance-based cash, and equity incentives. Our program is designed to provide an above-market compensation opportunity for performance exceeding annual targets and peer group norms. We believe that this philosophy enables the Company to attract and retain executives by providing the opportunity to work in a highly ethical, growing and team-oriented Company.

CORE PRINCIPLES	OBJECTIVE

•  Executive compensation should be aligned to the achievement of corporate goals and objectives and provide line of sight to annual and long-term corporate strategies without promoting unacceptable levels of risk to the Company.

Improve shareholder value

•  A significant portion of an executive’s compensation should be “performance-based” and should hold executives accountable for the achievement of strategic corporate objectives and increases in shareholder value.

Improve shareholder value
• The compensation program should promote an “ownership culture” through the use of stock-based compensation and ownership guidelines that clearly define expected levels of ownership in MSA’s stock.	Improve shareholder value
• The compensation program should reward each executive’s individual performance and unique responsibilities while assuring a fair and competitive approach.	Attract, retain and motivate superior talent
• The compensation program should recognize and reward an executive’s loyalty and tenure with the Company by providing financial security following retirement.	Attract, retain and motivate superior talent

Building on these core principles, our executive compensation program contains both cash and stock-based components designed to meet specific objectives. The Committee considers both annual and long-term Company goals and strives to develop incentives that motivate executives to achieve these goals. Cash payments are provided through an executive’s base salary and a performance-based annual incentive. Company stock is provided through the use of performance-based stock units and time-vesting restricted stock units. The Committee has chosen to align its cash incentive programs with the achievement of annual internal financial and strategic goals, and its performance-based stock units with long-term internal goals based on adjusted EBITDA margin percentage and revenue growth modified by TSR performance relative to our peer group.

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U.S. based executives participate in a retirement plan that provides for post-employment financial security, and some executives are provided with a limited number of perquisites (company vehicle or vehicle allowance, financial counseling, executive physicals, and limited club memberships for business use) that the Committee believes serve a business purpose, are common in the market and are of modest cost to the Company. Executives also participate in a severance plan that provides certain benefits to executives should their employment be terminated following a change in control of the Company. The specific rationale for why the Committee has chosen to provide each element of compensation is as follows:

COMPENSATION COMPONENT	KEY CHARACTERISTICS	PURPOSE	PRINCIPAL 2022 ACTIONS
Base Salary	Fixed cash compensation component. Reviewed annually and adjusted, if and when appropriate.	Intended to compensate an executive fairly for the responsibility level of the position held.	Annual base salary increases for Named Officers in 2022 ranged from 5% to 8.96% based on the 2021 performance year and individual performance reviews, promotions and where each executive’s base salary aligned with respect to market median.(1)
Annual Incentive Awards	Variable cash compensation component. Payable based on corporate and business unit performance.	Intended to motivate and reward executives for achieving our annual business objectives that drive overall performance.	The Named Officers received annual incentive awards in 2023 for 2022 performance ranging from $331,126 to $1,228,310 and 102% to 140% of target.(2)
Long-Term Incentive Awards	Variable stock component. Actual amounts earned vary based on corporate and share price performance.	Intended to motivate executives to achieve our longer-term business objectives by tying incentives to the performance of our Common Stock over the long-term; and to reinforce the link between the interests of our executives and our shareholders.	The Named Officers received long-term incentive awards in February 2022 with grant date values ranging from $64,829 to $3,772,000.(3)
Health and Welfare Plans and Retirement Plans	Fixed compensation component.	Intended to provide benefits that promote employee health and support employees in attaining financial security.	No changes to programs in 2022 that affected Named Officers.
Perquisites and Other Personal Benefits	Fixed compensation component.	Intended to provide a business-related benefit to our Company, and to assist in attracting and retaining executives.	No changes to programs in 2022 that affected Named Officers.
Post-Employment Compensation	Fixed compensation component.	Intended to provide temporary income following an executive’s involuntary termination of employment and, in the case of a change of control, to also provide continuity of management.	No changes to programs in 2022 that affected Named Officers.

Note: Jonathan D. Buck is excluded from the above table because he was not a Named Officer when his salary, annual incentive award and long-term incentive award were determined.

(1)	The salary of Stephanie L. Sciullo is not included because her salary in 2022 was affected by a promotion.
(2)	The annual incentive award for Kenneth D. Krause is not included because due to his departure from the Company, he did not receive an award. In calculating the performance range and percentages of target, the amount of Lee B. McChesney’s award was annualized.
(3)	Mr. McChesney joined the Company in October 2022 and did not receive a long-term incentive award, and thus he is not included in the Named Officers for this purpose.

The Committee believes that these components, taken as a whole, provide an attractive compensation package that aligns with the Company’s annual and long-term goals and enables the Company to attract, retain and motivate executive talent. As a means of mitigating risk, the Committee has adopted policies such as share ownership guidelines, which require executives to maintain a certain level of ownership of MSA stock, and a compensation recoupment policy that provides the Committee with the ability to recoup certain awards previously paid or earned based on financial results that were later restated downward, financial irregularities causing a revision of performance metrics upon which compensation was based, and discretionary authority held by the Committee that allows modification of any payouts from any plan, in the event of any other misconduct that results in substantial financial or reputational harm to the Company.

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Performance-Based Incentives. The Committee believes that a significant portion of a Named Officer’s compensation should be delivered through performance-based incentive compensation components. The Committee has identified meaningful financial and shareholder performance objectives that align with the business, are measurable, and are used by management on a day-to-day basis to pursue its business strategy. The Committee has chosen the following measures for use in the Company’s incentive arrangements that support and align with the Company’s business strategy:

PERFORMANCE MEASURE	ANNUAL CASH INCENTIVE PLAN	LONG-TERM INCENTIVE PLAN	RATIONALE FOR USE

Stock Price		X	Indicator of shareholder value creation

Total Shareholder Return		X	Indicator of shareholder value creation

Revenue Growth		X	Encourages both organic sales growth and sales growth by acquisition

Net Income	X		Encourages bottom-line profitability

Adjusted EBITDA Margin Percentage	X	X	Encourages operating profitability and expense management

Net Sales	X		Encourages revenue growth

Working Capital as a Percentage of Sales	X		Encourages activities that increase the cash available for investment in the business, dividends, and debt repayment

In summary, the Committee believes that the best way to reward executives is to combine a program of cash incentives (based on annual financial performance goals) with stock incentives (based on increases in the Company’s stock price and, in part, on performance measured against long-term financial performance metrics).

The Company’s incentive plans (annual and long-term) are targeted to reward executives at the middle (50th percentile) of the market for achieving expected or targeted performance levels. For example, our annual incentive plan is designed to pay above the targeted level and, therefore, above the middle of the market if the Company’s performance exceeds our goals and expectations, up to a cap upon maximum performance. If the Company’s performance falls below our goals and expectations, the annual incentive plan is designed to pay below the targeted level. If actual performance falls below certain threshold levels, our annual incentive plan is designed to pay nothing. This variable aspect of our annual incentive arrangement is also present in our long-term incentive plan. For instance, a significant portion of our long-term incentive plan consists of performance-based stock units. At the date of grant, a target number of shares is established based on the share value at the time of the award and present dollar value of the compensation intended to be delivered. Ultimately the number of shares awarded at the end of the performance period varies based on the achievement of corporate goals. Our performance-based restricted stock units also incorporate a performance threshold below which no payments are made. The 2021 and 2022 equity grants under the long-term incentive plan remain unvested, thereby providing the Company with important retention benefits.

The following table shows the allocation of performance-based versus fixed compensation components for our Named Officers at targeted levels as of the end of 2022:

PERCENT OF COMPENSATION AT RISK

Named Executive Officers	Performance Based (1)	Fixed(2)

Nishan J. Vartanian	83.6%	16.4%

Lee B. McChesney	42.1%	57.9%

Jonathan D. Buck	32.6%	67.4%

Kenneth D. Krause	61.8%	38.2%

Steven C. Blanco	59.2%	40.8%

Bob W. Leenen	48.6%	51.4%

Stephanie L. Sciullo	49.5%	50.5%

(1)	Based on the target value of 2022 non-equity incentive award as of December 31, 2022 plus the target equity award allocation of equity instruments to performance units as of December 31, 2022.
(2)	Based on annual base salary as of December 31, 2022 plus the target equity award as of December 31, 2022 and the allocation of equity instruments to time vested restricted units. Time vested restricted units are included in the “fixed” column because there are no performance conditions to their vesting (other than continued employment), but unlike base salary, the ultimate value of restricted stock is inherently performance-based.

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COMPENSATION OVERSIGHT PROCESS

Role of the Committee. The Committee has responsibility for the oversight and decision-making regarding executive compensation except for Chief Executive Officer (“CEO”) compensation, which is recommended by the Committee but approved by the independent directors as described below. The Committee has engaged an outside compensation consultant, Pay Governance, LLC to provide assistance and guidance on executive compensation matters. The consultant provides management and the Committee with relevant information pertaining to market compensation levels, alternative compensation plan designs, market trends and best practices. Pay Governance is considered to be independent by the Committee. During 2022, the consultant provided executive compensation consulting services to the Committee. Further, the Committee has not discovered any conflicts of interest that were raised by the work of the consultant involved in determining or recommending executive compensation.

At its meetings, the Committee regularly holds executive sessions, which exclude management and, subject to the Committee’s desire, may include its independent consultant. Management assists in the coordination and preparation of the meeting agenda and materials for each meeting, which are reviewed and approved by the Committee Chair. Meeting briefing materials are provided to Committee members for review approximately one week in advance of each meeting. The Committee met three times in 2022 and held an executive session at all three of the meetings.

For the CEO’s compensation, the Committee develops proposals and presents them to the independent directors of the Board for their approval. Compensation decisions regarding all other executives are approved by the Committee, which takes into consideration the recommendations of the CEO.

Role of the Compensation Consultant. The Committee has retained Pay Governance, LLC as its executive compensation consultant. The compensation consultant reports directly to the Committee and the Committee may replace the compensation consultant or hire additional consultants at any time. The compensation consultant attends meetings of the Committee, as requested, and communicates with the Committee Chair between meetings.

The compensation consultant provides various executive compensation services to the Committee pursuant to a written consulting agreement approved by the Committee Chair. Generally, these services include advising the Committee on the principal aspects of our executive compensation program and evolving industry practices and providing market information and analysis regarding the competitiveness of our program design and our award values in relation to performance.

During 2022, the compensation consultant performed the following specific services for the Committee:

•	Provided presentations on executive compensation trends and external developments.

•	Provided an annual competitive evaluation of total compensation for the Named Officers, as well as our overall compensation program.

•	Reviewed Committee agendas and supporting materials in advance of each meeting and raised questions/issues with management and the Committee Chair, as appropriate.

•	Reviewed drafts and commented on the compensation discussion and analysis for the proxy statement and the related compensation tables.

In addition, the compensation consultant attended meetings of the Committee during 2022 as requested by the Committee Chair.

The Committee retains sole authority to hire the compensation consultant, approve its annual fees, determine the nature and scope of its services, evaluate its performance, approve all invoices for payment of services and terminate its engagement.

Use of Competitive Data. The Committee reviews data related to compensation levels and programs of other companies prior to making its decisions. The Committee engages its consultant to perform a comprehensive assessment of compensation levels provided to executives among a peer group of companies. These companies are selected based on the following criteria:

•	Annual revenues that range from approximately half to double our annual revenues (approximately $700 million to $3 billion in 2022)

•	Manufacturing processes similar to various MSA industry sectors and technologies

•	Global operations and customer base

For 2022, the peer group consisted of the following 20 companies:

Albany International Corp. Barnes Group Inc. Brady Corporation Donaldson Company, Inc. ESCO Technologies Inc. Federal Signal Corporation Franklin Electric Co., Inc.	Gentex Corporation Graco Inc. IDEX Corporation Lincoln Electric Holdings, Inc. Littelfuse, Inc. Matthews International Corporation Masimo Corporation	MKS Instruments, Inc. Nordson Corporation Simpson Manufacturing Company Inc. Standex International Corporation TriMas Corporation Waters Corporation

The Committee reassesses the peer group composition annually and may periodically make changes by adding companies that may better meet our selection criteria and/or by removing companies that may have experienced change, such as an acquisition, or no longer fit our selection criteria. In 2022, the Committee, through its consultant, conducted a review of the peer companies which resulted in the conclusion that, for 2022, the peer group should be remain the same as in 2021.

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The consultant conducts an annual analysis of the most recent proxy disclosures for the peer group companies in order to understand the compensation ranges for base salary, and the annual and long-term incentives provided to the peer group named executive officers. In addition, regression analysis is applied to data from compensation surveys conducted by Willis Towers Watson representing nearly 1,000 general industry companies. The Committee believes that the combination of these comprehensive data sources allows it to understand the market compensation ranges for both the Named Officers and other key executives based on the duties and responsibilities of each position and to determine the level of compensation needed to target the middle (50th percentile) of the market.

The market compensation data is further used to develop a market compensation structure which includes salary grades with midpoints. Each U.S. based executive is assigned to a salary grade where the midpoint of the grade approximates the median (50th percentile) of the market salary level for that position. Each salary grade has a salary range around the midpoint and has corresponding annual and long-term incentive award opportunities that are percentages of the midpoint, and which also align to market-based values. In assigning an executive to a salary grade, the Committee also considers internal factors that may, in a limited number of instances, impact the grade assignment of an executive.

In addition to the market data, the Committee considers the following factors when making compensation decisions:

•	Individual and Company performance

•	Experience in the position

•	Current compensation relative to market median

An assessment of these factors could result in actual compensation being positioned modestly above or below the desired median of the market positioning. The Committee does not consider amounts earned from prior performance-based compensation, such as prior bonus awards or realized or unrealized stock award gains, in its decisions to increase or decrease compensation for the following year. The Committee believes that this would not be in the best interest of retaining and motivating its executives.

In order to assess the impact of its executive compensation decisions, the Committee reviews a summary report – or “tally sheet” – of total compensation prepared for the CEO. The tally sheet includes the total dollar value of annual compensation, including salary, annual and long-term incentive awards, and the value of other benefits and perquisites. The tally sheet also provides the Committee with information pertaining to equity ownership, and benefits the Company is required to provide to the CEO under various termination scenarios. The Committee’s review of the tally sheet information is an integral part of its decision-making process each year.

DETERMINATION OF EXECUTIVE COMPENSATION AMOUNTS

Fixed Cash Base Salary. The Company provides executives with a base salary in order to attract and retain talent. Base salary is designed to be competitive with other organizations and is sensitive to the skill level, responsibility and experience of the executive. Base salary for each executive is determined through our external benchmarking process and an internal comparison to other executives at the Company to ensure internal equity. Base salary levels are targeted to the market median, although the Committee considers base salary levels that fall within plus or minus 10% of the market median to be competitive.

Base salary adjustments are considered and are affected by each executive’s individual performance assessment based on a rigorous performance review process. This individual process details an executive’s annual accomplishments compared to performance expectations established at the outset of each year and assesses the individual’s behaviors used to achieve the performance level. The CEO develops and recommends to the Committee annual base salary adjustments for each executive primarily by evaluating the value and impact that each executive has had on the Company’s performance during the year.

The Committee performs a similar comprehensive evaluation of the CEO’s performance against predetermined annual operational and strategic goals previously approved by the independent directors of the Board and determines a recommended annual base salary increase based on the outcome of this evaluation. This salary recommendation is then also approved by the independent directors of the Board. At its February 2023 meeting, the Committee approved salary increases ranging from 3% to 9% for the Named Officers and certain other key executives. Following these adjustments, salary levels were positioned as follows relative to the market median targeted level: Mr. Vartanian, 22% above median; Mr. McChesney, 7% above median; Mr. Blanco 1% above median; Mr. Leenen, at median; and Ms. Sciullo, 9% above median.

Performance-Based Annual Cash Incentive. The Company provided executives with an annual cash incentive during 2022 based on the MSA Executive Incentive Plan (EIP), which directly rewards the accomplishment of key corporate and/or geographical or business unit performance goals. Additionally, executive, including the CEO, is eligible for a program known as the “Enhanced Bonus” that rewards participants only when the Company’s actual consolidated net income exceeds pre-set board-approved targets. Under the Enhanced Bonus feature, annual incentive awards earned under the EIP, which are each limited to a maximum payout of 150% of target, may be increased from 0% to 50% if the Company’s consolidated net income exceeds the target. The enhancement is interpolated at performance levels between target and 125% of target. For each 1% increase in actual consolidated net income above target, earned awards under the EIP are increased by 2%. For example, at performance of 105% of net income target, the incentive is increased by 10%. The incentive is increased by 50% if the Company exceeds the net income target by 25% or more, resulting in a total bonus opportunity which is capped at 200% of target should performance achieve or exceed maximum levels. The Committee believes that the increased performance leverage that the Enhanced Bonus is designed to provide is in the best interests of our shareholders by motivating our senior management to exceed bottom line profitability targets in addition to important Company and business unit performance metrics.

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The following chart illustrates how the enhanced bonus feature rewards performance that exceeds targets under the EIP, thereby assuring that executive reward is aligned to shareholder value. The “Example of Highly Leveraged Plan” in the chart is based upon Pay Governance, LLC research.

Under the EIP, the target incentive opportunity (paid for achieving target performance) for each Named Officer is aligned with the executive’s salary midpoint which approximates the market median as determined through our external benchmarking process, although the Committee generally considers target incentive opportunities between plus or minus 5 percentage points of the market median to be competitive. If actual performance drops below a predefined performance threshold, payout drops to zero.

The following table shows the target bonus percent and dollar amount of incentive that would be earned if actual performance for 2022 was equal to targeted performance:

2022 TARGET CASH INCENTIVE AWARD

	Percent of Salary Midpoint(1)	EIP Target Award(2)

Nishan J. Vartanian	100%	$920,000

Lee B. McChesney(3)	75%	$ 80,311

Jonathan D. Buck	40%	$115,251

Kenneth D. Krause	70%	$356,936

Steven C. Blanco	70%	$324,431

Bob W. Leenen(4)	65%	$373,764

Stephanie L. Sciullo(5)	60%	$248,034

(1)	Reflects the percentage of the Named Officers’ salary midpoint which is determined as of December 31, 2022.
(2)	EIP target award is the amount that would be paid to the executive assuming all Company and individual performance goals are met per that executive’s performance metrics based upon targets and midpoints as of December 31, 2022.
(3)	Mr. McChesney’s EIP Target Award has been prorated to reflect his employment start date of October 17, 2022.
(4)	EIP Target Award for non U.S. based executive Mr. Leenen is converted to USD using the December 30, 2022 exhange rate of 1 CHF = 1.08171 USD.
(5)	Ms. Sciullo’s EIP Target Award amount reflects a mid-year increase of both her target percentage and her salary midpoint. The EIP Target Award amount is prorated to reflect the effective dates of those changes.

Actual EIP award payments are based primarily on the achievement of a variety of Company financial and non-financial goals, including goals established for ESG. In 2022, the Committee approved an ESG scorecard pursuant to which the achievement of established goals would enable the Named Officers and certain other executives to receive up to a 5% modifier (plus or minus) to their annual cash incentive. ESG scorecard goals included environmental, social and program governance elements intended to drive the Company’s continued enhancement of ESG activities. Annual cash incentive award payments also have a discretionary personal performance factor applied based on the value and impact that each executive has had on the Company’s performance during the year.

Actual EIP award payments for the CEO for 2022 were based 50% on achievement of consolidated net sales, 30% on consolidated EBITDA Margin Percentage and 20% on achievement of consolidated working capital as a percentage of sales, all relative to predetermined goals established and approved by the

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Committee. The Committee also recommends for Board approval annual operational and strategic goals for the CEO. The independent directors of the Committee may use their discretion to adjust the size of the CEO’s calculated award based on his performance relative to his individual goals.

Actual awards paid for 2022 performance are included in the Summary Compensation Table on page 43 under the column Non-Equity Incentive Plan Compensation. Award opportunities for each Named Officer under the combined plans for 2022 at threshold, target and maximum are included in the Grants of Plan-Based Awards table on page 44 under the columns Estimated Possible Payouts Under Non-Equity Incentive Plan Awards.

In 2022, the annual cash incentive returned to a full year performance period. For the CEO and the other Named Officers, the Committee and, in the case of the CEO, independent directors of the Board, approved the following performance targets:

PERFORMANCE TARGETS FOR ANNUAL CASH INCENTIVE

Chairman, President and Chief Executive Officer – Nishan J. Vartanian (Dollars in millions)
		2022 Actual Performance	Pre-Established 2022 Incentive Goals
Performance Measure	Weighting		Threshold	Target	Maximum

Consolidated Net Sales	50%	$1,578,227	$1,216,019	$1,520,024	$1,824,029

Consolidated EBITDA Margin (%)	30%	22.91%	17.63%	22.04%	26.45%

Consolidated Working Capital as a % of Net Sales	20%	34.34%	35.52%	29.60%	23.68%

Note: As a result of 2022 performance 100% of the 2022 target incentive was earned. Along with the achievement of the Enhanced Bonus described on page 33 above, a 10% discretionary performance factor and a 5% modifier based on achievement of ESG scorecard goals, 134% of target incentive was earned for 2022. The discretionary performance factor was awarded based on outstanding results including record sales and margin expansion, while working safely and reducing organizational risk. These were significant accomplishments noted in the Committee’s review of the CEO’s performance in 2022 against personal goals it had approved at the start of 2022.

Senior Vice President and Chief Financial Officer – Lee B. McChesney (Dollars in millions)
		2022 Actual Performance	Pre-Established 2022 Incentive Goals
Performance Measure	Weighting		Threshold	Target	Maximum

Consolidated Net Sales	50%	$1,578,227	$1,216,019	$1,520,024	$1,824,029

Consolidated EBITDA Margin (%)	30%	22.91%	17.63%	22.04%	26.45%

Consolidated Working Capital as a % of Net Sales	20%	34.34%	35.52%	29.60%	23.68%

Note: As a result of 2022 performance 100% of the 2022 target incentive was earned. Along with the achievement of the Enhanced Bonus described on page 33 above, and a 5% modifier based on achievement of ESG scorecard goals, 122% of target incentive was earned for 2022.

Chief Accounting Officer (Interim Chief Financial Officer) – Jonathan D. Buck (Dollars in millions)
		2022 Actual Performance	Pre-Established 2022 Incentive Goals
Performance Measure	Weighting		Threshold	Target	Maximum

Consolidated Net Sales	50%	$1,578,227	$1,216,019	$1,520,024	$1,824,029

Consolidated EBITDA Margin (%)	30%	22.91%	17.63%	22.04%	26.45%

Consolidated Working Capital as a % of Net Sales	20%	34.34%	35.52%	29.60%	23.68%

Note: As a result of 2022 performance 100% of the 2022 target incentive was earned. Along with the achievement of the Enhanced Bonus described on page 33 above and a 5% discretionary performance factor, 122% of target incentive was earned for 2022.

Senior Vice President, Chief Financial Officer and Treasurer – Kenneth D. Krause (Dollars in millions)
		2022 Actual Performance	Pre-Established 2022 Incentive Goals
Performance Measure	Weighting		Threshold	Target	Maximum

Consolidated Net Sales	50%	$1,578,227	$1,216,019	$1,520,024	$1,824,029

Consolidated EBITDA Margin (%)	30%	22.91%	17.63%	22.04%	26.45%

Consolidated Working Capital as a % of Net Sales	20%	34.34%	35.52%	29.60%	23.68%
Note: Resigned prior to year-end; will not receive an annual cash incentive.

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Senior Vice President and President MSA Americas – Steven C. Blanco (Dollars in millions)
		2022 Actual Performance	Pre-Established 2022 Incentive Goals
Performance Measure	Weighting		Threshold	Target	Maximum

Americas Net Sales	50%	$996,477	$757,486	$946,857	$1,136,228

Americas EBITDA Margin (%)	30%	34.57%	25.52%	31.90%	38.28%

Consolidated Working Capital as a % of Net Sales	20%	34.34%	35.52%	29.60%	23.68%

Note: As a result of 2022 performance 105% of the 2022 target incentive was earned. Along with the achievement of the Enhanced Bonus described on page 33 above, a 10% discretionary performance factor and a 5% modifier based on achievement of ESG scorecard goals, 140% of target incentive was earned for 2022.

Senior Vice President and President MSA International – Bob W. Leenen (Dollars in millions)
		2022 Actual Performance	Pre-Established 2022 Incentive Goals
Performance Measure	Weighting		Threshold	Target	Maximum

International Net Sales [1]	50%	$513,886	$411,142	$513,928	$616,714

International EBITDA Margin (%) [1]	30%	21.99%	19.74%	24.68%	29.62%

Consolidated Working Capital as a % of Net Sales	20%	34.34%	35.52%	29.60%	23.68%

Note: As a result of 2022 performance 84% of the 2022 target incentive was earned. Along with the achievement of the Enhanced Bonus described on page 33 above, and a 5% modifier based on achievement of ESG scorecard goals, 102% of target incentive was earned for 2022.

[1]  For geographic business metrics and certain consolidated metrics, currency-adjusted actual results will be used to compute the annual incentive payment.

Senior Vice President and Chief Legal Officer – Stephanie L. Sciullo (Dollars in millions)
		2022 Actual Performance	Pre-Established 2022 Incentive Goals
Performance Measure	Weighting		Threshold	Target	Maximum

Consolidated Net Sales	50%	$1,578,227	$1,216,019	$1,520,024	$1,824,029

Consolidated EBITDA Margin (%)	30%	22.91%	17.63%	22.04%	26.45%

Consolidated Working Capital as a % of Net Sales	20%	34.34%	35.52%	29.60%	23.68%

Note: As a result of 2022 performance 100% of the 2022 target incentive was earned. Along with the achievement of the Enhanced Bonus described on page 33 above, a 10% discretionary performance factor and a 5% modifier based on achievement of ESG scorecard goals, 134% of target incentive was earned for 2022.

The Committee believes that the selected measures above are the best indicators of performance produced as a result of our executives’ efforts and is reflective of their individual areas of responsibility.

Long-Term Incentive Compensation. Our long-term incentive program represents a significant portion of an executive’s total compensation package. Awards under this program are considered “at risk,” which means they can increase or decrease in value based on fluctuations in our stock price. In selecting the appropriate long-term incentive vehicles, the Committee made its decisions based on its desire to reward for long-term stock price appreciation, to promote loyalty and tenure with the Company and to increase executives’ alignment with shareholders. Performance-based stock units and time-vesting restricted stock units were chosen to meet these attributes. These awards are granted under the shareholder approved Amended and Restated 2016 Management Equity Incentive Plan. In 2022 the mix was 100% performance stock units for officers who are eligible for the MSA Supplemental Pension Plan, have reached retirement eligibility and have achieved their ownership guidelines. This particular mix of awards positions these retirement-eligible officers to have more equity “at risk” and provides better alignment to performance. For officers who are eligible for the MSA Supplemental Pension Plan and have achieved their ownership guideline but have not yet reached retirement eligibility, and for officers who have reached retirement eligibility but have not yet reached their ownership guideline, the mix is 80% performance stock units and 20% time-vesting restricted stock units. For other officers who are not eligible for the MSA Supplemental Pension Plan, the mix is two-thirds performance stock units and one-third time-vesting restricted stock units, recognizing the need to have a greater portion of equity compensation delivered in restricted stock units that are based solely upon time vesting.

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The following table illustrates the calculation and allocation of the long-term incentive compensation. This table and the table of Grants of Plan-Based Awards use the amounts computed in accordance with FASB ASC Topic 718.

LONG TERM INCENTIVE COMPENSATION

	Allocated To
	2022 Salary Midpoint(1) (1)	2022 Stock Multiplier(2) (2)	Restricted Stock Units (3)	Performance Stock Units (4)	Restricted Stock Units Award Value(3) (1) x (3)	Performance Stock Units Award Value(4) (1) x (4)

Nishan J. Vartanian	$920,000	410%	—%	410%	$—	$3,772,000

Lee B. McChesney (5)	$—	—%	—%	—%	$—	$—

Jonathan D. Buck (6)	$288,127	45%	23%	23%	$64,829	$64,829

Kenneth D. Krause	$509,909	195%	39%	156%	$198,865	$795,458

Steven C. Blanco	$463,472	165%	33%	132%	$152,946	$611,783

Bob W. Leenen (7)	$544,670	75%	23%	53%	$122,551	$285,952

Stephanie L. Sciullo (8)	$421,553	115%	35%	81%	$145,436	$339,350

(1)	Reflects salary midpoint for U.S. based Named Officers at the time of the award in February 2022. The target awards shown above reflect 2022 midpoints at the time of grant.
(2)	Stock multiplier is the plan percentage effective in February 2022. Columns 3 and 4 percentages reflect the split of the stock multiplier into restricted stock units and performance stock units in accordance with the discussion above.
(3)	Actual Restricted Stock Units awarded = Restricted Stock Units Award Value divided by the closing stock price on the date of the award. Actual amount may vary due to rounding to nearest share value.
(4)	Actual Performance Stock Units awarded = Performance Stock Units Award Value divided by the closing stock price on the date of the award. Actual amount may vary due to rounding to nearest share value. Amounts shown in this column may differ from amounts shown in the compensation tables contained in this proxy statement due to differences in the method of calculating fair market value in compensation tables in accordance with FASB ASC Topic 718.
(5)	Mr. McChesney was hired after the annual grant date in 2022 and thus did not receive a 2022 Annual Grant.
(6)	In addition to the annual grant, Mr. Buck received a Restricted Stock Unit retention grant in connection with his appointment as Interim Chief Financial Officer not reflected in the values above. That grant was valued at $175,000 at the time of issuance.
(7)	Reflects actual salary converted to USD for Mr. Leenen, who is a non-U.S. based Named Officer. The target awards shown above reflect Mr. Leenen’s salary at the time of grant.
(8)	In addition to the annual grant, Ms. Sciullo received a Restricted Stock Units retention grant not reflected in the values above. That grant was valued at $1,000,000 at the time of issuance.

NOTE: A stock multiplier is the percentage of the U.S. based Named Officer’s salary midpoint, or the non-U.S. based Named Officer’s actual salary, that is awarded in annual equity grants as long-term incentives. Stock multipliers are market based and determined with the assistance of the Committee’s outside compensation consultant.

Long-term incentive opportunities are developed for each executive salary grade based on the market median. While the Committee reviews these long-term incentive opportunities annually, it typically only adjusts the individual opportunities periodically as market median long-term incentive data tends to be volatile, increasing or decreasing for certain positions more frequently than salary or annual incentive data.

Performance Stock Units. The Company uses this type of equity grant to incentivize the achievement of one or more specific goals promoting long-term shareholder value. At the date of grant, a target number of shares is established based on the share value at the time of the award and present dollar value of the compensation intended to be delivered. The number of shares awarded at the end of the performance period ultimately varies based on the achievement of corporate goals. Even if performance conditions are met, the performance stock units will not vest until the completion of a time-vesting period is achieved that requires the recipient to remain employed by the Company (generally three years from the grant). The value assigned to performance stock units is the fair market value of the shares of Common Stock to which such performance stock units relate on the date of grant, and the recipient is charged with income for Federal income tax purposes in the year of delivery of the shares at the market value as of the date of delivery, which is generally upon vesting.

The target number of shares will be earned if the target performance goals are met. If “excellence” goals are met, the number of shares earned will be doubled. If only the minimum “threshold” performance is achieved, one half of the target number of shares will be earned. If performance is below “threshold,” the award will be forfeited. There are no shares issued until the performance goals have been met and the time-vesting period has been achieved. Therefore, there are no dividend rights or voting rights associated with this form of long-term incentive until the shares are actually issued.

For 2020, 2021 and 2022 grants, the long-term performance stock unit incentive award included two internal financial metrics to measure performance, with the final results modified based on TSR as compared to a peer group. The internal financial metrics were based on Adjusted EBITDA Margin percentage (weighted at 50%) and Revenue Growth (weighted at 50%). The use of the TSR modifier is intended to align officer and other key executives’ rewards with changing shareholder value. Adjusted EBITDA Margin percentage and Revenue Growth will be adjusted based on

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pre-determined items. For the 2021 grant, 25% of the target performance was earned in year one; 12.5% of target performance was earned since revenue was achieved at 99% or higher as compared to the 2021 revenue plan and 12.5% of target performance was earned since EBITDA margin was 95% or higher as compared to the EBITDA margin plan. An additional 25% of the target performance was earned in year two; an additional 12.5% of target performance was earned since revenue was achieved at 98% or higher as compared to the cumulative 2021-2022 revenue plan, and an additional 12.5% of target performance was earned since EBITDA margin was 95% or higher of the EBITDA margin plan. For the 2022 grant, 25% of the target performance was earned in year one; 12.5% of target performance was earned since revenue was achieved at 98% or higher as compared to the 2022 revenue plan and 12.5% of target performance was earned since EBITDA margin was 98% or higher as compared to the EBITDA margin plan. Up to an additional 25% of the target performance can be earned in year two; an additional 12.5% of target performance will be earned if revenue is achieved at 98% or higher as compared to the cumulative 2022-2023 revenue plan, and an additional 12.5% of target performance will be earned if EBITDA margin is 98% or higher of the EBITDA margin plan. Final performance for the 2021 and 2022 grants will be calculated as of the end of their respective year three and will reflect shares already earned in years one and two. Shares earned in years one and two will not be forfeited in the case of any failure to meet performance targets for the full three-year period. The performance for the entire 2020 grant was determined as of the end of the performance period on December 31, 2022.

Results between threshold and target, and between target and excellence, will be interpolated; however, when calculating performance vesting on an interim basis for the 2021 and 2022 awards, no interpolation will be used. Any number of shares which are determined to be awarded will be further adjusted by the TSR modifier described below.

If MSA’s percentile ranking for TSR versus our peer group is at the 40th percentile to the 60th percentile, the TSR modifier will be 1.0. The TSR modifier for a ranking greater than the 60th percentile but less than the 75th percentile will be 1.10. The TSR modifier for a ranking at the 75th percentile or above will be 1.20. The TSR modifier for a ranking greater than the 25th percentile but less than the 40th percentile will be 0.90. The TSR modifier for a ranking at the 25th percentile or below will be 0.80.

At the end of the three-year period, the 2020 grant performed above threshold but below the target level against the EBITDA Margin percentage goal, above target but below the excellence level against the Revenue Growth goal, and had relative TSR performance in the 40th percentile, resulting in a multiplier of 1.0, which resulted in a total payout of 94.9% of target.

The shares related to the 2021 and 2022 annual performance stock unit grants will vest on March 8, 2024 and March 8, 2025, respectively, and are subject to determination by the Compensation Committee of the actual performance achieved. The 2021 grant earned 50% of target performance through year two of the award. The 2022 grant earned 25% of target performance in year one of the performance period.

Time-Vesting Restricted Stock Units. The Committee selected time-vesting restricted stock units in order to create and encourage an ownership culture and to serve as a retention tool. Restricted stock units vest 100% on or about the third anniversary following the date of grant. The value assigned to restricted stock units is the fair market value of the shares of Common Stock to which such restricted stock units relate on the date of grant, and the recipient is charged with income for Federal income tax purposes in the year of vesting at the market value as of the date that the restrictions lapse. The restricted units do not include voting rights or the right to dividends or dividend equivalents during the period prior to vesting.

ADDITIONAL CONSIDERATIONS RELATING TO THE CEO

In 2022, Mr. Vartanian’s base pay was adjusted by amounts which conform to the Company’s merit increase guidelines for U.S. payroll. The increase for 2022 in Mr. Vartanian’s salary was 5.14%.

CEO Pay For Performance. During 2022, the Committee, with the assistance of its independent compensation consultant, conducted several analyses to assess the alignment of the CEO’s pay relative to the performance of the Company. Company performance was defined as either our TSR or a composite of performance metrics. This composite consists of the average ranking relative to our peers of our TSR, Net Income Growth, RONA and Operating Income Margin. These analyses considered the CEO’s total direct compensation (TDC) which includes base salary, actual cash bonus earned and value of equity incentives. Equity incentives were considered using two separate methodologies:

1.	Expected value method: this method considered the grant date fair value of equity awards and is the same value as stated in our proxy statement summary compensation table.

2.	Realizable compensation method: this method examines the aggregate value of previously granted equity awards at a point in time, including:
a.	the in-the-money intrinsic value of stock option grants made during the period,
b.	the end of period value of restricted stock grants made during the period, and
c.	for performance awards, the actual payouts for awards beginning and ending during the three-year performance period and the end of period estimated payout for unvested awards granted during the three-year performance period ended December 31, 2021.

During 2022, the Committee reviewed and discussed the results of the following independent analyses and was satisfied that the executive compensation program was aligned with the performance of the Company.

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2021 CEO Actual Annual Cash Incentive Earned Relative to Peers versus 2021 Composite Performance Relative to Peers

This analysis compares our CEO’s 2021 actual bonus earned (and paid in early 2022) to the composite performance metrics, which are a collection of metrics used in our incentive arrangements. Both the CEO’s bonus information and the composite performance results were compared to the same data of our peers and considered on a percentile rank basis. The Committee concluded that the CEO’s annual incentive payment, when evaluated in terms of absolute dollar value, was reasonably aligned with the relative performance of the Company.

2021 CEO ACTUAL BONUS PAYMENT	BONUS RELATIVE TO PEERS	PERFORMANCE RELATIVE TO PEERS	ALIGNMENT OF BONUS AND PERFORMANCE

Bonus Earned (Dollar Value)	16th Percentile	31st Percentile	Reasonable

2021 CEO Realizable Compensation Relative to Peers versus 2021 Composite Performance Relative to Peers

This analysis compares our CEO’s realizable compensation (realizable compensation method, described above) over the three-year period 2019 through 2021 relative to the composite performance metrics, which are a collection of metrics used in our incentive arrangements. Both the CEO’s realizable compensation information and the composite performance results were compared to the same data of our peers and considered on a percentile rank basis. The Committee concluded that the CEO’s three-year realizable compensation, when evaluated in terms of absolute dollar value, was reasonably aligned with the relative performance of the Company.

	REALIZABLE COMPENSATION RELATIVE TO PEERS	PERFORMANCE RELATIVE TO PEERS	ALIGNMENT OF REALIZABLE COMPENSATION AND PERFORMANCE

CEO Realizable Compensation (Value)	25th Percentile	42nd Percentile	Reasonable

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CEO Realizable Compensation as a Percent of Expected Value Relative to Company TSR Performance

This analysis examines the percent difference in compensation granted to our CEO in a particular year expressed on an expected value basis (note 1 below) versus the same compensation expressed on a realizable value basis (note 2 below) at the end of 2021. This percent difference is compared to the change in actual Company TSR for the same time periods to understand if the difference in expected value pay and realizable pay is directionally similar to our TSR performance. For example, if our stock price falls over a period of time, we would expect our CEO’s realizable compensation to be less than the expected value at the time the compensation was granted. In evaluating this analysis, the Committee was satisfied that the CEO’s realizable compensation was directionally similar to changes in our TSR.

Year	MSA CEO Target TDC at Grant (1)	MSA CEO Realizable Value (2)	Measurement Period	Change in Pay Value (3)	Change in MSA TSR (4)	Alignment

2020	$5,190,407	$5,275,344	2020 – 2022	2%	18%	Reasonable

2021	$5,226,137	$4,764,039	2021 – 2022	-9%	-1%	Reasonable

2022	$5,748,054	$6,072,467	2022	6%	-3%	Reasonable

Total	$16,164,598	$16,111,850	2020 – 2022	0%	18%	Reasonable

(1)	Target TDC at Grant includes for each particular year the CEO’s base salary, target bonus and the grant date fair value of equity awards granted.
(2)	Realizable value includes for each particular year the CEO’s base salary, actual bonus earned and the realizable value of equity awards granted during that particular year using our December 31, 2022 closing stock price. See page 37 for a more detailed description of realizable value for long-term incentive awards.
(3)	Change in Pay Value is the change in the CEO’s compensation from the time it was granted to December 31, 2022, considering the impact of actual performance relative to performance goals and changes in Company stock price.
(4)	MSA TSR is calculated on a point-to-point basis using the final trading day of each year.

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OTHER COMPENSATION AND RETIREMENT POLICIES

In addition to the other components of our executive compensation program, we maintain the compensation policies described below. These policies are consistent with evolving best practices and help ensure that our executive compensation program does not encourage our officers to engage in risk taking beyond our ability to effectively identify and manage.

U.S. Post-Employment Retirement Benefits. Retirement related compensation is designed to provide financial security following retirement from the Company and to reward for loyalty and tenure. Retirement benefits for U.S. based Named Officers fall into three major elements which include pension, 401(k) and nonqualified retirement plans. All of these programs exist to help attract, retain, and motivate executives. The programs listed below are designed to be competitive and are compared periodically to representative peer companies. Plan design and provisions are reviewed periodically to determine if the total retirement package is competitive. Retirement-related compensation programs do not have a direct linkage to performance but rather a link to a long-term commitment to MSA, as do all other welfare benefits.

•	Pension – offered as part of a retirement package that helps the Company recruit employees and provides security and peace of mind for future retirement, enabling executives and other employees to exit the workforce at retirement age. Pension amounts are based on final average pay, years of service, age, and a pre-determined plan formula.

•	401(k) – offered as part of our benefits package to encourage employees to save for their own retirement and future financial security. MSA matches 100% of the first 5% of employee contributions.

•	Nonqualified retirement plans – provide additional retirement benefits for executives whose accumulations and contributions in the qualified plans are limited by the Internal Revenue Code. MSA maintains two such plans. The MSA 2005 Supplemental Retirement Savings Plan provides benefits beyond the limitations imposed on 401(k) plans. The MSA Supplemental Pension Plan provides benefits beyond the limitations imposed on defined benefit pension plans. The Company ceased providing benefits under the Supplemental Pension Plan for any employees who are newly hired or promoted into the eligible class of key executives after December 31, 2012.

Non-U.S. Post-Employment Retirement Benefits.

•	Pension – offered as a retirement benefit with a lump sum withdrawal option that provides security and peace of mind for future retirement, enabling executives and other employees to exit the workforce at retirement age. Pension amounts are based on employee contributions, employer contributions, years of service, age, and a pre-determined plan formula.

Stock Ownership Guideline Policy. All Named Officers are expected to hold a number of shares equal in value to their actual salary as of year-end, multiplied by a stock multiplier ranging from 2.25 up to 5.5 for the CEO. Prior to achieving the stock ownership guidelines mentioned above, the executive must retain 100% of all equity awards through the Company’s compensation program (net of exercise costs and taxes). The specified ownership amount is expected to be retained thereafter as long as a Named Officer remains an active employee. The Company also maintains similar stock ownership guidelines for other key executives, including appropriate multipliers.

Messrs. Vartanian, Buck, Blanco, and Leenen and Ms. Sciullo exceeded their stock ownership guideline requirements as of December 31, 2022. Mr. McChesney has not yet met his stock ownership guideline requirements as of December 31, 2022, due to his recent appointment to his current role.

The stock ownership requirements for each Named Officer are as follows:

STOCK OWNERSHIP REQUIREMENTS

Name	Title	Salary as of 12/31/2022		2022 Stock Multiplier		Ownership Requirement

Nishan J. Vartanian	Chairman, President and Chief Executive Officer	$920,000	x	5.50	=	$5,060,000

Lee B. McChesney	Senior Vice President and Chief Financial Officer	$525,000	x	3.50	=	$1,837,500

Jonathan D. Buck	Interim Chief Financial Officer, Chief Accounting Officer	$306,990	x	0.75	=	$230,243

Kenneth D. Krause(1)	Senior Vice President, Chief Financial Officer and Treasurer	$—	x	0.00	=	$—

Steven C. Blanco	Vice President and President MSA Americas	$493,000	x	2.25	=	$1,109,250

Bob W. Leenen	Vice President and President MSA International	$575,021	x	2.25	=	$1,293,797

Stephanie L. Sciullo	Vice President and Chief Legal Officer	$455,000	x	2.25	=	$1,023,750

(1)	Mr. Krause was no longer employed as of December 31, 2022; therefore, no requirements are shown.

The following forms of share ownership apply toward the stock ownership requirements: shares purchased; vested and unvested restricted stock units; shares retained following the exercise of stock options; and other shares acquired through any other lawful means. Performance-based restricted stock or stock units that have not yet met the performance tests are not applied toward the stock ownership requirements. Share ownership of spouses who

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live in the same household as the Named Officer are counted in the totals. All executives understand these requirements, and the Committee may use its discretion to reduce or eliminate future long-term incentive grants, or take such other actions as it deems appropriate, as motivation to meet the ownership guidelines. These guidelines help drive a culture of ownership and accountability among the executive team.

Hedging and Pledging. The Company maintains an insider trading policy that restricts the trading of Company stock. That policy specifically prohibits directors, officers and employees who receive equity awards from the Company from hedging or pledging their Company stock. The policy prohibits short-sales of Company securities, the purchase of puts, calls or other derivative hedging transactions against Company securities, and pledging Company securities as collateral for a loan.

Recoupment Policy. The Company has a recoupment policy applicable to officers and other Company employees. In the event of a restatement of MSA’s financial results or financial irregularities causing a revision of performance metrics upon which compensation was based, or a determination of other misconduct that results in substantial financial or reputational harm to the Company, the Board will review the circumstances that caused the restatement and consider issues of accountability for those who bore responsibility for the events. As part of that review, consideration would also be given to any appropriate action regarding compensation that may have been awarded to such persons. In particular, it would be appropriate to consider whether any compensation was awarded on the basis of having achieved specified performance targets, whether a person engaged in misconduct that contributed to the restatement and whether such compensation would have been reduced had the financial results been properly reported. Depending on the outcome of that review, appropriate action could include reducing compensation in the year the restatement was made or in future years, seeking repayment of any incentives received for the period restated or any gains realized as a result of exercising an option awarded for the period restated, or canceling any unvested equity compensation awarded for the period restated.

The Company intends to modify its recoupment policy to meet the new requirements that will be issued by the New York Stock Exchange, in response to the SEC’s adoption of Rule 10D-1 under Section 10D of the Securities Exchange Act of 1934, as amended.

Perquisites. The Company provides executives with a limited number of perquisites in order to strengthen business relationships and maximize the use of our executives’ time. Our perquisites have been benchmarked to the market and are considered ordinary, customary, and minimal for each executive’s position. The following are available to the Named Officers:

•	Vehicle – each Named Officer is provided a Company leased vehicle or vehicle allowance to facilitate travel among MSA’s various locations and for other business travel. Personal use of a Company leased vehicle is calculated and imputed as income for each executive.

•	Club memberships – country club memberships are provided to our CEO to facilitate customer contact and a business club is provided to our CEO, Chief Financial Officer and Chief Legal Officer to afford a downtown Pittsburgh location for business meetings.

•	Financial planning and tax return assistance – provides advice and guidance to executives on investment and income tax issues in order to maximize the use and understanding of our executive compensation program and minimize time otherwise required for taxation issues.

•	The Company does not own or lease an aircraft, nor does the Company have fractional ownership in any aircraft, nor does it pay for executives’ personal travel.

•	Each Named Officer is offered a comprehensive annual executive physical to encourage executives to proactively manage their health.

Severance Policy. The Company has a severance pay policy that applies to the U.S. based Named Officers as well as other eligible salaried employees. The policy applies to a permanent termination of the employment relationship when initiated by the Company and when other conditions are satisfied. A schedule of benefits determines the separation benefit ranging from four weeks to a maximum of fifty-two weeks of severance pay based on final salary.

Tax Implications of Executive Compensation. Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the amount that the Company may deduct for compensation paid to an employee who is chief executive officer, chief financial officer, or another “covered employee” (as defined by Section 162(m)). The Compensation Committee retains the discretion to establish the compensation paid or intended to be paid or awarded to the Named Officers as the Committee may determine is in the best interest of the Company and its shareholders, and without regard to any limitation provided in Section 162(m). This discretion is an important feature of the Committee’s compensation practices because it provides the Committee with sufficient flexibility to respond to specific circumstances facing the Company.

Change in Control. The Company has entered into change in control employment agreements with each of the Named Officers. These agreements provide Named Officers up to two years income and benefits following a change in control of the Company. These agreements are intended to retain executives, provide continuity of management in the event of an actual or threatened change in control and enable executives to remain financially indifferent when evaluating opportunities that may be beneficial to shareholders yet could negatively impact the continued employment of the executive. Cash severance payments are payable and accelerated vesting of unvested equity awards occurs only in the event of both a change in control and termination of employment other than for cause, death or disability (commonly known as a “double trigger”). There are no tax gross-up provisions in the change in control agreements.

Equity Granting Process. The Company grants equity awards for executives and all other eligible associates at the first regularly scheduled Compensation Committee meeting of each calendar year. The Committee makes its grants effective on the later of the date of the Compensation Committee meeting at which the grant was made or the third business day after the Company’s year-end earnings release.

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Adjustments or Recovery of Prior Compensation. As described above under “Recoupment Policy,” the Company maintains a recoupment policy to facilitate the recovery or adjustment of amounts previously awarded or paid to a Named Officer, in the event of a restatement of MSA’s financial results, financial irregularities causing a revision of performance metrics, or a determination of other misconduct that results in substantial financial or reputational harm to the Company. Additionally, the Sarbanes-Oxley Act of 2002 provides that if the Company is required to restate its financial results due to substantial noncompliance with financial reporting requirements as a result of misconduct, the Chief Executive Officer and the Chief Financial Officer must reimburse the Company for any bonus, incentive or equity-based compensation received, and any profits realized from the sale of Company securities, during the twelve months following the issuance or filing of the noncompliant results.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed the Compensation Discussion and Analysis and has discussed it with management. Based upon its review and those discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Robert A. Bruggeworth

Rebecca B. Roberts, Chair

Luca Savi

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Compensation Tables

SUMMARY COMPENSATION TABLE

The following table shows the compensation for 2022, 2021, and 2020 of the Company’s principal executive officer, the Company’s three principal financial officers during the year, and the other three executive officers of the Company as of December 31, 2022, with the highest total compensation for 2022 (collectively, the “Named Officers”):

Name and Principal Position	Year	Salary	Stock Awards(1)	Stock Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	Change in Pension Value(4)	All Other Compensation(5)	Total
Nishan J. Vartanian	2022	$908,923	$ 3,919,131	$—	$1,228,310	$—	$ 112,504	$6,168,869
Chairman, President and Chief Executive Officer	2021	$863,062	$ 3,488,075	$—	$ 963,683	$1,381,941	$ 97,259	$6,794,020
	2020	$874,956	$ 3,464,701	$—	$ 677,835	$2,452,588	$ 105,647	$7,575,727
Lee B. McChesney(6) Senior Vice President and Chief Financial Officer	2022	$111,058	$ —	$—	$ 97,900	$5,149	$ 3,779	$217,886

Jonathan D. Buck(6) Chief Accounting Officer (Interim Chief Financial Officer)	2022	$301,393	$ 307,131	$—	$ 140,493	$—	$ 31,925	$780,941

Kenneth D. Krause	2022	$329,043	$ 1,025,302	$—	$ —	$—	$ 44,701	$1,399,045
Senior Vice President, Chief Financial Officer and Treasurer	2021	$481,029	$ 965,361	$—	$ 381,662	$148,470	$ 58,127	$2,034,649
	2020	$488,215	$ 837,072	$—	$ 262,950	$456,997	$ 67,845	$2,113,079
Steven C. Blanco	2022	$485,094	$ 788,572	$—	$ 455,215	$—	$ 48,142	$1,777,023
Senior Vice President and President MSA Americas	2021	$450,041	$ 674,960	$—	$ 333,143	$134,081	$ 38,550	$1,630,775
	2020	$449,993	$ 626,536	$—	$ 230,473	$263,940	$ 58,249	$1,629,191
Bob W. Leenen(7)	2022	$568,933	$ 419,701	$—	$ 382,856	$281,401	$ 40,856	$1,693,747
Senior Vice President and President MSA International	2021	$521,135	$ 360,597	$—	$ 357,017	$174,123	$ 40,923	$1,453,795
	2020	$505,335	$ 266,247	$—	$ 300,429	$243,165	$ 36,087	$1,351,263
Stephanie L. Sciullo	2022	$414,112	$ 1,497,888	$—	$ 331,156	$—	$ 53,051	$2,296,178
Senior Vice President and Chief Legal Officer	2021	$362,986	$ 429,739	$—	$ 272,707	$7,337	$ 51,152	$1,123,921
	2020	$364,865	$ 406,017	$—	$ 183,943	$70,799	$ 49,368	$1,074,992

(1)	Represents the aggregate grant date fair value of the restricted stock unit awards and performance stock unit awards computed in accordance with FASB ASC Topic 718. For the performance stock unit awards, the amounts disclosed in the table are based upon the target amount of shares granted. If maximum share payouts were achieved for such units, the aggregate grant date fair value for such units would be twice the amount disclosed in each year in the table related to such performance stock units. In the event of such maximum payouts the totals in the stock awards column would be: (i) for 2022, $9,405,915 for Mr. Vartanian, $401,419 for Mr. Buck, $2,182,287 for Mr. Krause, $1,678,375 for Mr. Blanco, $835,652 for Mr. Leenen and $1,991,441 for Ms. Sciullo, (ii) for 2021, $8,678,046 for Mr. Vartanian, $2,114,407 for Mr. Krause, $1,478,107 for Mr. Blanco, $718,307 for Mr. Leenen and $856,018 for Ms. Sciullo, and (iii) for 2020, $8,315,283 for Mr. Vartanian, $1,777,983 for Mr. Krause, $1,333,837 for Mr. Blanco, $516,229 for Mr. Leenen and $787,231 for Ms. Sciullo.
(2)	Represents the aggregate grant date fair value of the stock option awards, computed in accordance with FASB ASC Topic 718.
(3)	Represents the aggregate amount of incentive awards earned by the Named Officer under the Executive Incentive Plan and the Enhanced Bonus for all such years. See “Performance-Based Annual Cash Incentive” in the Compensation Discussion and Analysis above.
(4)	Represents the amount of the aggregate increase for 2022 in the actuarial present value of the Named Officer’s accumulated benefits under the defined benefit retirement plans described under “Pension Benefits” below. Pension benefits are not available to the executive in a lump sum present value form and changes in the interest rate or the mortality rates used to calculate present values can cause wide fluctuations in the “change in Pension value” even though there has been no change to the way the annuity benefits are calculated. Reported value will not be less than $0.

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(5)	The following table describes the 2022 amounts included under “All Other Compensation:”

Name	Perquisites and Personal Benefits (A)	Company Contributions to Defined Contribution Plans	Insurance Premiums	Other	Total
Nishan J. Vartanian	$18,874	$93,630	$—	$—	$112,504
Lee B. McChesney	$ 2,769	$ 1,010	$—	$—	$3,779
Jonathan D. Buck	$ —	$31,925	$—	$—	$31,925
Kenneth D. Krause	$17,691	$27,010	$—	$—	$44,701
Steven C. Blanco	$23,887	$24,255	$—	$—	$48,142
Bob W. Leenen	$40,856	$ —	$—	$—	$40,856
Stephanie L. Sciullo	$37,801	$15,250	$—	$—	$53,051

(A)	The amounts for all persons other than Mr. Leenen and Mr. McChesney consist of either the cost of the personal use of a Company vehicle or a vehicle allowance, and tax and investment assistance. For Mr. Blanco the amount also includes costs of an executive physical. For Messrs. Vartanian and Krause and Ms. Sciullo, the amounts also include club memberships. The amount for Mr. Leenen consists of the cost of a vehicle allowance, tax and investment assistance, and meal vouchers. The amount for Mr. McChesney consists of the cost of a vehicle allowance.

(6)	Messrs. McChesney and Buck were not Named Officers in 2020 or 2021 under the rules of the Securities and Exchange Commission.
(7)	Mr. Leenen was reimbursed in 2023 for Financial and Tax Assistance expenses incurred in 2020 and 2021; “All Other Compensation” for those years has been updated to reflect those amounts.

GRANTS OF PLAN-BASED AWARDS

The following table shows the grants of plan-based awards made to the Named Officers in 2022:

Name	Grant date	Estimated possible payouts under non-equity incentive plan awards(1)			Estimated possible payouts under equity incentive plan awards(2)			Stock and Stock Unit Awards(3)
		Threshold	Target	Maximum	Threshold	Target	Maximum	Number of Shares or Units	Grant Date Fair Value

Nishan J. Vartanian	2/22/2022	$460,000	$920,000	$1,840,000	$1,959,566	$3,919,131	$9,405,915	—	$—

Lee B. McChesney	—	$40,156	$80,311	$160,622	$—	$—	$—	—	$—

Jonathan D. Buck	2/22/2022	$57,626	$115,251	$230,502	$33,674	$67,348	$161,636	469	$64,820

Jonathan D. Buck(4)	8/31/2022	$—	$—	$—	$—	$—	$—	1,472	$174,962

Kenneth D. Krause	2/22/2022	$178,468	$356,936	$713,872	$413,209	$826,418	$1,983,403	1,439	$198,884

Steven C. Blanco	2/22/2022	$162,216	$324,431	$648,862	$317,787	$635,574	$1,525,377	1,107	$152,998

Bob W. Leenen	2/22/2022	$186,882	$373,764	$747,528	$148,554	$297,108	$713,060	887	$122,592

Stephanie L. Sciullo	2/22/2022	$124,017	$248,034	$496,068	$176,269	$352,538	$846,091	1,052	$145,397

Stephanie L. Sciullo(5)	9/1/2022	$—	$—	$—	$—	$—	$—	8,503	$999,953

(1)	Represents the amounts which could have been earned by the Named Officer through 2022 performance at the threshold, target and maximum levels under the annual incentive plans described under “Performance-Based Annual Cash Incentive” in the Compensation Discussion and Analysis above. The actual amounts earned are shown in the “Non-equity incentive plan compensation” column in the Summary Compensation Table above.
(2)	Represents the amount that could be earned by the Named Officer at the threshold, target and maximum levels of shares to be issued with respect to the performance stock units granted to the Named Officer under the Company’s Amended and Restated 2016 Management Equity Incentive Plan. The performance period runs through December 31, 2024. The amounts shown are based upon the ASC 718 value of the applicable number of shares of the Company’s Common Stock.
(3)	Except as described in footnotes (4) and (5) below, represents time-vesting restricted stock unit awards granted to each Named Officer in 2022 under the Company’s Amended and Restated 2016 Management Equity Incentive Plan. To earn the award, the officer must remain employed by the Company or a subsidiary through a date which is approximately the third anniversary of the grant date. Restricted stock units will also vest earlier upon a change in control or if the grantee’s employment terminates due to death, disability or retirement under a Company retirement plan.
(4)	Represents time-vesting restricted stock unit awards granted to Mr. Buck under the Company’s Amended and Restated 2016 Management Equity Incentive Plan. To earn the award, the officer must remain employed by the Company or a subsidiary through the third anniversary of the grant date. Restricted stock units will also vest earlier upon a change in control or if the grantee’s employment terminates due to death, disability or retirement under a Company retirement plan.

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(5)	Represents time-vesting restricted stock unit awards granted to Ms. Sciullo under the Company’s Amended and Restated 2016 Management Equity Incentive Plan. To earn the award, the officer must remain employed by the Company or a subsidiary through the third anniversary of the grant date. Restricted stock units will also vest earlier upon a change in control or if the grantee’s employment terminates due to death, disability or retirement under a Company retirement plan.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table shows the outstanding equity awards held by the Named Officers at December 31, 2022:

Name	Option Awards					Stock Awards			Performance Awards
	Number exerciseable	Number un-exerciseable	Date exercisable	Option exercise price	Expiration date	Number of shares or stock units that have not vested	Vesting date	Market value of shares or stock units that have not vested(1)	Number of shares or stock units awarded that have not vested	Vesting date(2)	Market value of shares or stock units that have not vested(1)
Nishan J. Vartanian	—	—	—	$—	—	—	—	$—	27,204	3/8/2023	$3,922,545
	—	—	—	$—	—	—	—	$—	20,371	3/8/2024	$2,937,294
	—	—	—	$—	—	—	—	$—	27,292	3/8/2025	$3,935,233
Lee B. McChesney	—	—	—	$—	—	—	—	$—	—	—	$—
Jonathan D. Buck	—	—	—	$—	—	329	3/8/2023	$47,439	658	3/8/2023	$94,877
	—	—	—	$—	—	368	3/8/2024	$53,062	368	3/8/2024	$53,062
	—	—	—	$—	—	100	2/22/2025	$14,419	—	—	$—
	—	—	—	$—	—	469	3/8/2025	$67,625	469	3/8/2025	$67,625
	—	—	—	$—	—	1,472	8/31/2025	$212,248	—	—	$—
Kenneth D. Krause	—	—	—	$—	—	—	—	$—	—	—	$—
Steven C. Blanco	—	—	—	$—	—	987	3/8/2023	$142,316	3,950	3/8/2023	$569,551
	—	—	—	$—	—	788	3/8/2024	$113,622	3,153	3/8/2024	$454,631
	—	—	—	$—	—	1,107	3/8/2025	$159,618	4,426	3/8/2025	$638,185
Bob W. Leenen	—	—	—	$—	—	701	3/8/2023	$101,077	1,402	3/8/2023	$202,154
	—	—	—	$—	—	702	3/8/2024	$101,221	1,404	3/8/2024	$202,443
	—	—	—	$—	—	887	3/8/2025	$127,897	2,069	3/8/2025	$298,329
Stephanie L. Sciullo	—	—	—	$—	—	1,069	3/8/2023	$154,139	2,138	3/8/2023	$308,278
	—	—	—	$—	—	837	3/8/2024	$120,687	1,673	3/8/2024	$241,230
	—	—	—	$—	—	1,052	3/8/2025	$151,688	2,455	3/8/2025	$353,986
	—	—	—	$—	—	8,503	09/01/2025	$1,226,048	—	—	$—

(1)	Based on the $144.19 closing price for the Company’s Common Stock on December 30, 2022.
(2)	The final vesting date of these performance stock units will be on March 8th of the third year after the units were awarded, assuming that the Compensation Committee determines whether, and to what extent, the performance requirements related to the awards have been met, subject, as to the awards shown in the table as vesting on March 8, 2024 and March 8, 2025, to the earlier vesting of the performance conditions of a percentage of the awards if applicable annual performance tests are met, in which case the final (time-based) vesting date for such percentage of awards will be March 8, 2024 and March 8, 2025, respectively, in all cases if the employee remains employed by the Company at the applicable March 8th date.

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OPTION EXERCISES AND STOCK VESTED

The following table shows the stock options exercised by the Named Officers and the restricted stock unit awards vested for the Named Officers during 2022:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)

Nishan J. Vartanian	—	$—	20,328	$2,614,994

Lee B. McChesney	—	$—	—	$ —

Jonathan D. Buck	—	$—	628	$ 80,786

Kenneth D. Krause	—	$—	5,079	$ 653,363

Steven C. Blanco	—	$—	4,020	$ 517,133

Bob W. Leenen	—	$—	1,904	$ 244,931

Stephanie L. Sciullo	—	$—	571	$ 73,453

(1)	Represents the difference between the market value on the date of exercise of the shares acquired and the option exercise price.
(2)	Represents the market value of the restricted stock units on the vesting date. Includes time-vesting restricted stock unit awards and the vesting of time-vesting restricted stock units derived from performance stock units that have met performance tests.

PENSION BENEFITS

The following table provides information concerning the value of the Named Officers’ accumulated benefits under the Company’s defined benefit retirement plans as of December 31, 2022:

Name	Plan	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Nishan J. Vartanian	MSA Pension Plan	37.5	$1,262,292	$—
	MSA Supplemental Pension Plan	37.5	$6,829,896	$—
Lee B. McChesney	MSA Pension Plan	0.2	$ 5,149	$—
	MSA Supplemental Pension Plan	—	$ —	$—
Jonathan D. Buck	MSA Pension Plan	11.6	$ 107,886	$—
	MSA Supplemental Pension Plan	—	$ —	$—
Kenneth D. Krause	MSA Pension Plan	15.9	$ 237,813	$—
	MSA Supplemental Pension Plan	15.9	$ 532,974	$—
Steven C. Blanco	MSA Pension Plan	10.7	$ 253,369	$—
	MSA Supplemental Pension Plan	10.7	$ 495,381	$—
Bob W. Leenen(1)	MSA Pension Plan	8.2	$1,167,955	$—
	MSA Supplemental Pension Plan	—	$ —	$—
Stephanie L. Sciullo	MSA Pension Plan	12.6	$ 118,000	$—
	MSA Supplemental Pension Plan	—	$ —	$—

(1)	Mr. Leenen is a participant in the Swiss Life Pension Plan

Pension Plan

Introduction. The MSA Pension Plan is a retirement plan that covers certain U.S. salaried and U.S. hourly employees.

To have a non-forfeitable right to a benefit under the Pension Plan, a participant must complete five years of service with the Company or an affiliate or attain age 65 while employed by the Company or an affiliate. The Pension Plan’s normal retirement age is identical to the participant’s “Social Security Retirement Age.” The Social Security Full Retirement Age is established by Federal law and varies from age 65 for persons born before 1938 to age 67 for persons born in 1960 or later years.

Benefits at Normal Retirement Age. A participant who retires upon reaching normal retirement age can begin receiving pension payments as of the first day of the following calendar month, which is referred to as the participant’s “normal retirement date.”

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The Pension Plan has a minimum benefit formula that applies to only a small number of lower-paid participants. The majority of participants who begin receiving benefits on their normal retirement date are entitled to receive a monthly benefit equal to the sum of the amounts shown in (a), (b) and (c) below:

(a)	0.80%	x	Average Monthly Earnings up to Average Social Security Wage Base	x	Credited Service up to 35 Years

			plus
(b)	1.55%	x	Average Monthly Earnings greater than Average Social Security Wage Base	x	Credited Service up to 35 Years

			plus
(c)	1.00%	x	Average Monthly Earnings	x	Credited Service over 35 Years

For purposes of the normal retirement benefit formula, the following terms have the following meanings:

•	“Average Monthly Earnings” is generally the average of monthly compensation received during the participant’s highest five consecutive calendar years of compensation over the last ten years of employment. Compensation is generally the total cash payments received by a participant for services performed, before any reductions for employee contributions to 401(k) or other employee benefit plans. Compensation does not include any expense reimbursements, income attributable to non-cash benefits, or certain other miscellaneous payments. The compensation that can be taken into account each year is limited by Federal law. The 2022 limit was $305,000, but this number may be adjusted in future years for cost-of-living increases.

•	“Average Social Security Wage Base” is the average of the Social Security taxable wage bases in effect under Federal law during the 35-year period ending in the calendar year in which the participant attains Social Security Retirement Age.

•	“Credited Service” is a participant’s actual period of service with the Company as an employee in a category of employment that is covered by the Pension Plan.

Benefits at Early Retirement Age. The Pension Plan permits early retirement by participants who have (i) reached age 55 with at least 15 years of service, or (ii) reached age 60 with at least 10 years of service. Mr. Vartanian is currently eligible for early retirement. Participants who elect early retirement can choose to begin receiving pension benefits immediately, in which case their monthly benefit amount will be reduced to reflect the early start of payments; or they may choose to delay the start of payments until their normal retirement date, at which time they will receive unreduced benefits determined under the normal retirement benefit formula described above.

If a participant takes early retirement and begins receiving pension payments before his or her normal retirement date, the monthly pension benefit will be determined under the normal retirement formula, but will be reduced by (i) 5/9ths of 1% for each of the first 60 months that benefits begin before the normal retirement date, plus (ii) 5/18ths of 1% for each of the next 60 months that benefits begin before the normal retirement date, plus (iii) .345% for each of the next 12 months that benefits begin before the normal retirement date, plus (iv) .3108% for each of the next 12 months that benefits begin before the normal retirement date. Different reduction factors apply to the minimum benefit formula.

Forms of Payment. In general, Pension Plan benefits are paid as a stream of monthly benefits, referred to as an annuity (the only exception is that benefits with a present value of $5,000 or less are automatically paid in a lump sum following termination of employment). The normal form of payment for an unmarried participant is a “single life annuity” that pays monthly benefits to the participant for his or her life only. The normal form of payment for a married participant is a “qualified joint and survivor annuity” that pays monthly benefits to the participant for life, and, after the participant’s death, pays monthly benefits to the participant’s surviving spouse in an amount equal to 50% of the monthly amount payable during the participant’s lifetime. The Pension Plan also permits a participant to elect from among several optional forms of annuity payment that are of equivalent actuarial value to the normal form of payment.

Even though the Named Officers who participate in the Pension Plan cannot receive a lump sum distribution from the Pension Plan, the pension benefit table is required to show a present value for each individual’s accumulated Pension Plan benefit payable at normal retirement age. That present value was calculated by using an annual interest rate of 5.25% and the Pri-2012 Private Retirement Plans Mortality Table projected generationally using scale MP-2021.

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Supplemental Pension Plan

Introduction. The MSA Supplemental Pension Plan is a nonqualified retirement plan that provides plan participants with pension benefits that they would have received under the Pension Plan except for certain limitations imposed by Federal law, including the limitation on compensation that can be taken into account.

Benefits at Normal Retirement Age. The monthly benefit payable under the Supplemental Pension Plan to a participant who begins receiving benefits on his or her normal retirement date will be equal to the difference between (i) the amount that would have been payable under the Pension Plan on the normal retirement date if there were no limitations placed by law upon compensation taken into account or upon the amount of annual benefit payments, and (ii) the amount that is actually payable to the participant under the Pension Plan.

Benefits at Early Retirement Age. The monthly benefit payable under the Supplemental Pension Plan to a participant who is eligible for early retirement under the Pension Plan and who begins receiving benefits under the Pension Plan before his or her normal retirement date will be equal to the difference between (i) the amount that would have been payable under the Pension Plan if there were no limitations placed by law upon compensation taken into account or upon the amount of annual benefits, and (ii) the amount that is actually payable to the participant under the Pension Plan. Mr. Vartanian is currently eligible for early retirement.

Forms of Payment. Benefits payable under the Supplemental Pension Plan are generally payable in the same form that the participant’s benefits are payable under the Pension Plan. However, in the event of a vested participant’s termination within a two-year period after a corporate change in control (as defined in the Supplemental Pension Plan), the participant will receive a lump sum payment that is actuarially equivalent to the participant’s Supplemental Pension Plan benefit.

Even though the Named Officers who participate in the Supplemental Pension Plan are not eligible to receive a lump sum unless a change in control occurs, the pension benefit table is required to show a present value at December 31, 2022 for each individual’s accumulated Supplemental Pension Plan benefit. That present value was calculated using an annual interest rate of 5.20% and the Pri-2012 Private Retirement Plans Mortality Table projected generationally using scale MP-2021 with white collar adjustment. This plan was closed to new entrants after December 31, 2012.

NONQUALIFIED DEFERRED COMPENSATION

The following table provides information concerning deferrals by the Named Officers of their earned compensation under the Company’s nonqualified deferred compensation plans:

Name	Executive Contributions in 2022(1)	Company Contributions in 2022(2)	Aggregate Earnings in 2022(3)	Aggregate Withdrawals / Distributions	Aggregate Balance at 12/31/2022(4)

Nishan J. Vartanian	$78,380	$78,380	($149,051)	$ —	$1,256,488

Lee B. McChesney	$ —	$ —	$ —	$ —	$ —

Jonathan D. Buck	$16,675	$16,675	($ 5,694)	$ —	$ 60,693

Kenneth D. Krause	$34,793	$11,760	($ 81,048)	$ —	$ 427,897

Steven C. Blanco	$29,525	$19,824	($ 72,940)	$ —	$ 388,447

Bob W. Leenen(5)	$ —	$ —	$ —	$ —	$ —

Stephanie L. Sciullo	$ —	$ —	($ 30,478)	$ —	$ 136,761

(1)	These amounts are included in the amounts reported in the Summary Compensation Table as salary or non-equity incentive plan compensation, as applicable.
(2)	These amounts are included in the amounts reported in the Summary Compensation Table under “Other Compensation.”
(3)	The above table reflects the Company’s Supplemental Retirement Savings Plan. Earnings on deferred compensation under the Supplemental Retirement Savings Plan are not above market or preferential and are therefore not included in the Summary Compensation Table. Participants elect to have their accounts treated as if invested in one or more of a selection of publicly available mutual funds similar to those available under the Company’s Retirement Savings Plan, a qualified 401(k) plan. Accounts are credited with earnings or losses based on the investment results of the funds selected. See Supplemental Retirement Savings Plan discussion immediately below for further information.
(4)	Of the balances shown, the following amounts represent executive and Company contributions which either were reported in the Summary Compensation Table in the year of the contribution or would have been so reported had the individual been a Named Officer for that year: Mr. Vartanian, $1,054,697; Mr. Buck, $64,673; Mr. Krause, $384,539; Mr. Blanco, $316,172; and Ms. Sciullo, $123,579. The remainder represents non-preferential market earnings not reportable in the Summary Compensation Table.
(5)	As a non-U.S. executive Mr. Leenen is not eligible to participate in the MSA Supplemental Retirement Savings Plan.

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Supplemental Retirement Savings Plan

For the Named Officers, the amounts shown in the Nonqualified Deferred Compensation table relate to the MSA 2005 Supplemental Retirement Savings Plan (SSP). The SSP permits the Named Officers and other eligible employees to defer compensation in excess of the limits imposed by the Internal Revenue Code on employee contributions to the Company’s Retirement Savings Plan (RSP), a qualified 401(k) Plan. The Company matches 100% of the first 5% of employee contributions, whether contributed to the RSP or deferred under the SSP. Participant contributions are vested at all times. Company matching contributions vest upon completion of two years of service, or earlier upon death, attainment of age 65 or a change in control.

Compensation eligible for deferral under the SSP includes salary, annual incentive bonus and other cash remuneration for services rendered. There are certain limits on the percentage of eligible compensation that a participant may defer. Participants may elect to have their SSP accounts treated as if invested in one or more of a selection of publicly available mutual funds similar to those available under the RSP. Accounts are credited with earnings or losses based on the investment results of the funds selected. Participants may change their investment elections, for either new contributions and/or for existing balances, at any time.

Distribution options under the SSP vary depending upon the year in which compensation was deferred. For amounts deferred, the participant elects a date for the commencement of distributions, which for subsequent distribution elections in 2005 and thereafter must be at least five years later than the original distribution date. Absent such an election, distributions commence upon the first day of the seventh month following termination of employment. Distributions are made either in a lump sum or in up to 15 annual installments, as elected by the participant. The timing of participant elections, both as to deferrals and as to distributions, is restricted in accordance with Internal Revenue Service requirements.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

The tables below show the payments and benefits to which each Named Officer would have been entitled if the officer’s employment had terminated on December 31, 2022, for the reasons indicated in the tables. In addition to severance amounts payable in certain circumstances under the plan and agreements described following the tables, the amounts shown in the tables include compensation and retirement and other benefits previously earned through service by the Named Officer as described above. Kenneth D. Krause voluntarily terminated his employment on August 26, 2022 and received no benefits that would have to be disclosed in a table below.

Nishan J. Vartanian

The following table shows the payments and benefits to which Nishan J. Vartanian would have been entitled if his employment had terminated on December 31, 2022, for the reasons indicated in the table:

Benefit	Voluntary Termination	Involuntary Termination for Cause	Involuntary Termination Without Cause	Death	Disability	Change in Control Termination

Cash Severance(1)	$—	$—	$920,000	$—	$—	$3,481,518

Disability Income(2)	$—	$—	$—	$—	$979,535	$—

Earned award under non-equity incentive plans(3)	$1,228,310	$—	$1,228,310	$1,228,310	$1,228,310	$1,228,310
Equity(4)
Restricted Stock	$—	$—	$—	$—	$—	$—
Unexercisable Options	$—	$—	$—	$—	$—	$—
Performance Award	$10,795,072	$—	$10,795,072	$10,795,072	$10,795,072	$10,795,072
Other Benefits
Retiree medical(5)	$115,510	$115,510	$115,510	$—	$—	$115,510
Health & Welfare(6)	$—	$—	$—	$65,992	$115,510	$—
Insurance benefits(7)	$—	$—	$—	$50,000	$—	$—
Outplacement assistance	$—	$—	$25,000	$—	$—	$25,000
Total	$12,138,892	$115,510	$13,083,892	$12,139,374	$13,118,427	$15,645,410

(1)	Represents the cash severance amount payable under the MSA Salaried Severance Pay Plan or the Change in Control Severance Agreements described below.
(2)	Represents the present value of the future payments that should be payable under the terms of the Company’s long-term disability plan, which provides an annual benefit of 60% of salary up to a maximum annual benefit of $360,000.
(3)	Represents the amount earned through completion of the plan year under the Company’s non-equity incentive award plans, as shown in the Summary Compensation Table above.
(4)	The amount shown is the market value of equity awards held by the Named Officer at December 31, 2022. Under the terms of the Amended and Restated 2016 Management Equity Incentive Plan, equity awards vest early upon a change in control or upon termination of employment due to death, disability or retirement under a Company retirement plan. At December 31, 2022, Mr. Vartanian was eligible to retire under the Company’s pension plan.
(5)	The Company has a nondiscriminatory plan available generally to U.S. salaried employees which provides medical benefits to employees who retire under the Company’s Pension Plan until they become eligible for Medicare benefits. The amount shown in the table represents the estimated cost of providing plan benefits to the Named Officer. This plan was closed to new participants effective January 1, 2010.
(6)	The amount shown for death represents the present value of the cost of continued dependent medical care coverage under the Company’s health and welfare plan. The amount shown for disability is the present value of the cost of continued medical care coverage for the Named Officer and dependents.
(7)	The amounts payable on death are the death benefits under the Company’s group term life insurance policy, which is payable by the insurer.

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Lee B. McChesney

The following table shows the payments and benefits to which Lee B. McChesney would have been entitled if his employment had terminated on December 31, 2022, for the reasons indicated in the table:

Benefit	Voluntary Termination	Involuntary Termination for Cause	Involuntary Termination Without Cause	Death	Disability	Change in Control Termination
Cash Severance(1)	$ —	$—	$ 40,385	$ —	$ —	$1,050,000
Disability Income(2)	$ —	$—	$ —	$ —	$2,984,815	$ —
Earned award under non-equity incentive plans(3)	$97,900	$—	$ 97,900	$ 97,900	$ 97,900	$ 97,900
Equity(4)
Restricted Stock	$ —	$—	$ —	$ —	$ —	$ —
Unexercisable Options	$ —	$—	$ —	$ —	$ —	$ —
Performance Award	$ —	$—	$ —	$ —	$ —	$ —
Other Benefits
Retiree medical(5)	$ —	$—	$ —	$ —	$ —	$ —
Health & Welfare(6)	$ —	$—	$ —	$ 10,993	$ 43,666	$ 43,666
Insurance benefits(7)	$ —	$—	$ —	$ 50,000	$ —	$ —
Outplacement assistance	$ —	$—	$ 25,000	$ —	$ —	$ 25,000
Total	$97,900	$—	$163,285	$158,893	$3,126,381	$1,216,566

(1)	Represents the cash severance amount payable under the MSA Salaried Severance Pay Plan or the Change in Control Severance Agreements described below.
(2)	Represents the present value of the future payments that should be payable under the terms of the Company’s long-term disability plan, which provides an annual benefit of 60% of salary up to a maximum annual benefit of $360,000.
(3)	Represents the amount earned through completion of the plan year under the Company’s non-equity incentive award plans, as shown in the Summary Compensation Table above.
(4)	The amount shown is the market value of equity awards held by the Named Officer at December 31, 2022. Under the terms of the Amended and Restated 2016 Management Equity Incentive Plan, equity awards vest early upon a change in control or upon termination of employment due to death, disability or retirement under a Company retirement plan.
(5)	The Company has a nondiscriminatory plan available generally to U.S. salaried employees which provides medical benefits to employees who retire under the Company’s Pension Plan until they become eligible for Medicare benefits. The amount shown in the table represents the estimated cost of providing plan benefits to the Named Officer. This plan was closed to new participants effective January 1, 2010.
(6)	The amount shown for death represents the present value of the cost of continued dependent medical care coverage under the Company’s health and welfare plan. The amount shown for disability is the present value of the cost of continued medical care coverage for the Named Officer and dependents. The amount shown for change in control is the estimated cost to the Company of continuation for 24 months of medical, dental, accident and life insurance benefits, as required by the Change in Control Severance Agreements described below.
(7)	The amounts payable on death are the death benefits under the Company’s group term life insurance policy and an individual life insurance policy, which is payable by the insurer.

MSA 2023 PROXY STATEMENT

COMPENSATION TABLES
52

Jonathan D. Buck

The following table shows the payments and benefits to which Jonathan D. Buck would have been entitled if his employment had terminated on December 31, 2022, for the reasons indicated in the table:

Benefit	Voluntary Termination	Involuntary Termination for Cause	Involuntary Termination Without Cause	Death	Disability	Change in Control Termination
Cash Severance(1)	$ —	$—	$100,362	$ —	$ —	$ 639,747
Disability Income(2)	$ —	$—	$ —	$ —	$2,508,663	$ —
Earned award under non-equity incentive plans(3)	$140,493	$—	$140,493	$ 140,493	$ 140,493	$ 140,493
Equity(4)
Restricted Stock	$ —	$—	$ —	$ 394,793	$ 394,793	$ 394,793
Unexercisable Options	$ —	$—	$ —	$ —	$ —	$ —
Performance Award	$ —	$—	$ —	$ 215,564	$ 215,564	$ 215,564
Other Benefits
Retiree medical(5)	$ —	$—	$ —	$ —	$ —	$ —
Health & Welfare(6)	$ —	$—	$ —	$ 286,107	$ 48,832	$ 36,584
Insurance benefits(7)	$ —	$—	$ —	$ 50,000	$ —	$ —
Outplacement assistance	$ —	$—	$ 25,000	$ —	$ —	$ 25,000
Total	$140,493	$—	$265,855	$1,086,957	$3,308,345	$1,452,181

(1)	Represents the cash severance amount payable under the MSA Salaried Severance Pay Plan or the Change in Control Severance Agreements described below.
(2)	Represents the present value of the future payments that should be payable under the terms of the Company’s long-term disability plan, which provides an annual benefit of 60% of salary up to a maximum annual benefit of $360,000.
(3)	Represents the amount earned through completion of the plan year under the Company’s non-equity incentive award plans, as shown in the Summary Compensation Table above.
(4)	The amount shown is the market value of equity awards held by the Named Officer at December 31, 2022. Under the terms of the Amended and Restated 2016 Management Equity Incentive Plan, equity awards vest early upon a change in control or upon termination of employment due to death, disability or retirement under a Company retirement plan.
(5)	The Company has a nondiscriminatory plan available generally to U.S. salaried employees which provides medical benefits to employees who retire under the Company’s Pension Plan until they become eligible for Medicare benefits. The amount shown in the table represents the estimated cost of providing plan benefits to the Named Officer. This plan was closed to new participants effective January 1, 2010.
(6)	The amount shown for death represents the present value of the cost of continued dependent medical care coverage under the Company’s health and welfare plan. The amount shown for disability is the present value of the cost of continued medical care coverage for the Named Officer and dependents. The amount shown for change in control is the estimated cost to the Company of continuation for 24 months of medical, dental, accident and life insurance benefits, as required by the Change in Control Severance Agreements described below.
(7)	The amounts payable on death are the death benefits under the Company’s group term life insurance policy and an individual life insurance policy, which is payable by the insurer.

MSA 2023 PROXY STATEMENT

COMPENSATION TABLES
53

Steven C. Blanco

The following table shows the payments and benefits to which Steven C. Blanco would have been entitled if his employment had terminated on December 31, 2022, for the reasons indicated in the table:

Benefit	Voluntary Termination	Involuntary Termination for Cause	Involuntary Termination Without Cause	Death	Disability	Change in Control Termination

Cash Severance(1)	$—	$—	$123,253	$—	$—	$1,550,616

Disability Income(2)	$—	$—	$—	$—	$1,933,848	$—

Earned award under non-equity incentive plans(3)	$455,215	$—	$455,215	$455,215	$455,215	$455,215
Equity(4)
Restricted Stock	$—	$—	$—	$415,556	$415,556	$415,556
Unexercisable Options	$—	$—	$—	$—	$—	$—
Performance Award	$—	$—	$—	$1,662,367	$—	$1,662,367
Other Benefits
Retiree medical(5)	$—	$—	$—	$—	$—	$—
Health & Welfare(6)	$—	$—	$—	$107,409	$47,973	$47,973
Insurance benefits(7)	$—	$—	$—	$50,000	$—	$—
Outplacement assistance	$—	$—	$25,000	$—	$—	$25,000

Total	$455,215	$—	$603,468	$2,690,547	$2,852,592	$4,156,727

(1)	Represents the cash severance amount payable under the MSA Salaried Severance Pay Plan or the Change in Control Severance Agreements described below.
(2)	Represents the present value of the future payments that should be payable under the terms of the Company’s long-term disability plan, which provides an annual benefit of 60% of salary up to a maximum annual benefit of $360,000.
(3)	Represents the amount earned through completion of the plan year under the Company’s non-equity incentive award plans, as shown in the Summary Compensation Table above.
(4)	The amount shown is the market value of equity awards held by the Named Officer at December 31, 2022. Under the terms of the Amended and Restated 2016 Management Equity Incentive Plan, equity awards vest early upon a change in control or upon termination of employment due to death, disability or retirement under a Company retirement plan.
(5)	The Company has a nondiscriminatory plan available generally to U.S. salaried employees which provides medical benefits to employees who retire under the Company’s Pension Plan until they become eligible for Medicare benefits. The amount shown in the table represents the estimated cost of providing plan benefits to the Named Officer. This plan was closed to new participants effective January 1, 2010.
(6)	The amount shown for death represents the present value of the cost of continued dependent medical care coverage under the Company’s health and welfare plan. The amount shown for disability is the present value of the cost of continued medical care coverage for the Named Officer and dependents. The amount shown for change in control is the estimated cost to the Company of continuation for 24 months of medical, dental, accident and life insurance benefits, as required by the Change in Control Severance Agreements described below.
(7)	The amounts payable on death are the death benefits under the Company’s group term life insurance policy, which is payable by the insurer.

MSA 2023 PROXY STATEMENT

COMPENSATION TABLES
54

Bob W. Leenen

The following table shows the payments and benefits to which Bob W. Leenen would have been entitled if his employment had terminated on December 31, 2022, for the reasons indicated in the table:

Benefit	Voluntary Termination	Involuntary Termination for Cause	Involuntary Termination Without Cause	Death	Disability	Change in Control Termination
Cash Severance(1)	$—	$—	$143,755	$—	$—	$1,807,488
Disability Income(2)	$—	$—	$—	$—	$3,044,507	$—
Earned award under non-equity incentive plans(3)	$382,856	$—	$382,856	$382,856	$382,856	$382,856
Equity(4)
Restricted Stock	$—	$—	$—	$330,195	$330,195	$330,195
Unexercisable Options	$—	$—	$—	$—	$—	$—
Performance Award	$—	$—	$—	$702,926	$702,926	$702,926
Other Benefits
Retiree medical	$—	$—	$—	$—	$—	$—
Health & Welfare	$—	$—	$—	$—	$—	$—
Insurance benefits	$—	$—	$—	$—	$—	$—
Outplacement assistance	$—	$—	$—	$—	$—	$—
Total	$382,856	$—	$526,611	$1,415,977	$4,460,484	$3,223,465

(1)	Represents the cash severance amount payable under the MSA Salaried Severance Pay Plan or the Change in Control Severance Agreements described below.
(2)	Represents the present value of the future payments that should be payable under the terms of the Swiss Life Pension Plan, which provides an annual benefit of 60% of salary.
(3)	Represents the amount earned through completion of the plan year under the Company’s non-equity incentive award plans, as shown in the Summary Compensation Table above.
(4)	The amount shown is the market value of equity awards held by the Named Officer at December 31, 2022. Under the terms of the Amended and Restated 2016 Management Equity Incentive Plan, equity awards vest early upon a change in control or upon termination of employment due to death, disability or retirement under a Company retirement plan.

MSA 2023 PROXY STATEMENT

COMPENSATION TABLES
55

Stephanie L. Sciullo

The following table shows the payments and benefits to which Stephanie L. Sciullo would have been entitled if her employment had terminated on December 31, 2022, for the reasons indicated in the table:

Benefit	Voluntary Termination	Involuntary Termination for Cause	Involuntary Termination Without Cause	Death	Disability	Change in Control Termination
Cash Severance(1)	$—	$—	$148,750	$—	$—	$1,266,650
Disability Income(2)	$—	$—	$—	$—	$3,861,308	$—
Earned award under non-equity incentive plans(3)	$331,156	$—	$331,156	$331,156	$331,156	$331,156
Equity(4)
Restricted Stock	$—	$—	$—	$1,652,562	$1,652,562	$1,652,562
Unexercisable Options	$—	$—	$—	$—	$—	$—
Performance Award	$—	$—	$—	$903,494	$903,494	$903,494
Other Benefits
Retiree medical(5)	$—	$—	$—	$—	$—	$—
Health & Welfare(6)	$—	$—	$—	$—	$15,289	$15,289
Insurance benefits(7)	$—	$—	$—	$50,000	$—	$—
Outplacement assistance	$—	$—	$25,000	$—	$—	$25,000
Total	$331,156	$—	$504,906	$2,937,212	$6,763,809	$4,194,151

(1)	Represents the cash severance amount payable under the MSA Salaried Severance Pay Plan or the Change in Control Severance Agreements described below.
(2)	Represents the present value of the future payments that should be payable under the terms of the Company’s long-term disability plan, which provides an annual benefit of 60% of salary up to a maximum annual benefit of $360,000.
(3)	Represents the amount earned through completion of the plan year under the Company’s non-equity incentive award plans, as shown in the Summary Compensation Table above.
(4)	The amount shown is the market value of equity awards held by the Named Officer at December 31, 2022. Under the terms of the Amended and Restated 2016 Management Equity Incentive Plan, equity awards vest early upon a change in control or upon termination of employment due to death, disability or retirement under a Company retirement plan.
(5)	The Company has a nondiscriminatory plan available generally to U.S. salaried employees which provides medical benefits to employees who retire under the Company’s Pension Plan until they become eligible for Medicare benefits. The amount shown in the table represents the estimated cost of providing plan benefits to the Named Officer. This plan was closed to new participants effective January 1, 2010.
(6)	The amount shown for disability is the present value of the cost of continued medical care coverage for the Named Officer and dependents. The amount shown for change in control is the estimated cost to the Company of continuation for 24 months of medical, dental, accident and life insurance benefits, as required by the Change in Control Severance Agreements described below.
(7)	The amounts payable on death are the death benefits under the Company’s group term life insurance policy and an individual life insurance policy, which is payable by the insurer.

MSA 2023 PROXY STATEMENT

COMPENSATION TABLES
56

Salaried Severance Pay Plan

The Company has a severance plan which is available generally to U.S. salaried employees and which does not discriminate in scope, terms or operation in favor of executive officers. Under this plan, an employee whose employment is involuntarily terminated without cause is entitled to a lump sum separation payment in an amount ranging from four weeks’ base salary for an employee with less than one year of continuous service to 52 weeks’ base salary for employees with 21 or more years of continuous service. The cash severance amount shown under “termination without cause” in the tables above is the amount to which the Named Officer would have been entitled under this plan had his employment been terminated without cause on December 31, 2022. A Named Officer would not receive payments under this plan if the termination qualified for severance benefits under the change in control severance agreements described below.

Change in Control Severance Agreements

The Company has entered into agreements with each of the Named Officers the stated purpose of which is to encourage the officers’ continued attention and dedication to their duties without distraction in the event of an actual or potential change in control of the Company. In the agreements, the officers agree that if a potential change in control, as defined in the agreements, occurs, the officers will remain in the employment of the Company for at least six months or until an actual change in control occurs, unless employment is sooner terminated by the executive for good reason, as defined in the agreement, or due to death, disability or retirement or by the Company. In return, the agreements provide that if within two years after a change in control, as defined in the agreement, the officer’s employment is terminated by the Company without cause, as defined in the agreement, or the officer terminates his employment for good reason, as defined in the agreement, the officer will be entitled to receive:

•	a lump sum payment equal to up to two times the sum of (i) the officer’s annual salary, plus (ii) the average annual bonus paid to the officer for the preceding two years; and

•	continuation for up to 24 months of medical, dental, accident and life insurance benefits.

Unlike many companies, the Company does not “gross-up” the benefits payable to officers for excise taxes. Instead, the benefits payable under the agreements are limited to the amount that can be paid without triggering any excise tax or rendering any amounts non-deductible under the Internal Revenue Code. The limitation would not apply if the reduced benefit is less than the unreduced benefit after payment of any excise tax.

The “change in control termination” column in the tables above shows the amounts of the payments and benefits each Named Officer would have received if a qualifying termination of employment following a change in control had occurred as of December 31, 2022.

MSA 2023 PROXY STATEMENT

57

Pay Ratio Disclosure

We are providing the following information, as required by Item 402(u) of Regulation S-K:

For 2022, our last completed fiscal year:

•	the median of the annual total compensation of all our employees (other than Nishan J. Vartanian, Chief Executive Officer) was $49,431; and

•	the annual total compensation of Nishan J. Vartanian, Chief Executive Officer, based on the Summary Compensation Table and adjusted as described below, was $6,190,358.

Based on this information, the estimated ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all employees is approximately 125 to 1.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee, the methodology and material assumptions, adjustments, and estimates used to identify the median and determine annual total compensation (or any elements of annual total compensation) were as follows:

1.	As of December 31, 2022, our employee population consisted of approximately 5,000 individuals working at our parent company and consolidated subsidiaries.

2.	To find the median of the annual total compensation of all our employees (other than our Chief Executive Officer), we gathered year-to-date compensation data, through December 31, 2022 for all individuals employed on December 31, 2022.

a)	We used cash compensation paid during the period January 1, 2022 through December 31, 2022 including: base pay, overtime pay, sales incentive pay, and bonus incentive pay as the consistently applied compensation measure by which to determine the median employee.

b)	In performing this calculation, we did not annualize the compensation of any employees who did not work for the Company or its consolidated subsidiaries for the entire fiscal year.

c)	We did not make any cost-of-living adjustments in identifying the median employee.

3.	Using this methodology, we determined that our median employee was a full-time, hourly production employee located in our Cranberry Township, Pennsylvania manufacturing facility with wages, bonus and overtime pay for the 12-month period ending December 31, 2022 in the amount of $42,268.

4.	With respect to our median employee, we then identified and calculated the elements of such employee’s compensation for fiscal 2022 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation in the amount of $42,268. The difference between such employee’s wages, overtime pay and bonus incentive pay and the employee’s annual total compensation represents the estimated value of such employee’s other compensation, including company matching contributions to the MSA Retirement Savings Plan and Company contributions to the medical insurance premium of $7,163.

5.	With respect to the annual total compensation of our Chief Executive Officer, we used the amount reported in the “Total” column of the 2022 Summary Compensation Table included in this Proxy Statement, with the addition of Company paid contributions to health and welfare plans to the “All Other Compensation” field.

CEO PAY RATIO

Person	Year	Salary	Overtime	Stock Awards	Stock Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value	All Other Compensation	Total
CEO Nishan J. Vartanian	2022	$908,923	$—	$3,919,131	$—	$1,228,310	$—	$133,994	$6,190,358
Cranberry Township, Production Employee	2022	$39,719	$1,168	$—	$—	$1,382	$—	$7,163	$49,431
								MSA Pay Ratio	125:1

MSA 2023 PROXY STATEMENT

58

Pay Versus Performance

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and Item 402(v) of Regulation S-K, we provide the following disclosure regarding executive compensation and Company performance for the years listed below. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Executive Compensation – Compensation Discussion and Analysis.” The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2,3)	Average Summary Compensation Table Total for Non-PEO NEOs (1)	Average Compensation Actually Paid to Non-PEO NEOs (2,3)	Value of Initial Fixed $100 Investment Based On: (4)		Net Income ($MM)	Sales Revenue ($MM) (5)
					Total Shareholder Return	Peer Group Total Shareholder Return

2022	$6,168,869	$8,532,746	$1,360,808	$1,028,254	$118.47	$132.42	$179.6	$1,528.0

2021	$6,794,020	$8,030,794	$1,560,785	$1,858,311	$122.35	$149.63	$ 21.3	$1,400.2

2020 6	$7,575,727	$2,760,597	$1,542,131	$1,134,297	$119.78	$116.49	$124.1	$1,348.2

(1)	The amounts reflect the Summary Compensation Table total compensation figures for Nishan J. Vartanian, our principal executive officer (“PEO”), for each of the years listed. The Non-PEO NEOs for whom the Summary Compensation Table total average compensation is presented are: for 2022, Lee B. McChesney, Jonathan D. Buck, Kenneth D. Krause, Steven C. Blanco, Bob W. Leenen, and Stephanie L. Sciullo; for 2021, Kenneth D. Krause, Steven C. Blanco, Bob W. Leenen, and Stephanie L. Sciullo; and for 2020, Kenneth D. Krause, Steven C. Blanco, Bob W. Leenen, and Stephanie L. Sciullo.
(2)	The amounts shown for Compensation Actually Paid to our PEO and Average Compensation Actually Paid to Non-PEO NEOs have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually realized or received by such persons. These amounts reflect total compensation as set forth in the Summary Compensation Table above for each year, adjusted as described in footnote 3 below.
(3)	Compensation Actually Paid reflects the exclusions and inclusions from the Summary Compensation Table total for our PEO and Non-PEO NEOs as set forth below. Amounts excluded, which are set forth in the Exclusion of Stock Awards and Change in Pension Value columns in each of the PEO Compensation Actually Paid and the Non-PEO NEOs Compensation Actually Paid tables below in this footnote (3), are the aggregate of the amounts shown in the “Stock Awards” and “Change in Pension Value” columns from the Summary Compensation Table. Amounts included, which are set forth in the Inclusion of Equity Award Adjustments and Pension Service Cost columns in each of such tables below in this footnote (3), are the aggregate of the following components:

(i).	Add the fair value as of the end of the year of unvested equity awards granted in that year;
(ii).	Add the change in fair value (if positive, or subtract if negative) as of the end of the year (from the end of the prior year) of equity awards granted in prior years that remained outstanding and unvested at the end of the year;
(iii).	Add the change in fair value (if positive, or subtract if negative) as of the vesting date during the year (from the end of the prior year) of equity awards granted in prior years that vested during that year;
(iv).	Subtract the fair value at the end of the prior year for awards granted in prior years that forfeited or failed to meet applicable vesting conditions during the covered year; and
(v).	Add the pension service cost (which is calculated as the actuarial present value of each NEO’s benefit under all plans reported in the “Changes to Pension Value” in the Summary Compensation Table, attributable to services rendered during the covered year).

Equity values are calculated in accordance with FASB ASC Topic 718. The following types of equity award adjustments were not applicable to Company equity awards, as such events did not occur: (i) adjustments for awards that are granted and vest in the same covered year, and (ii) adjustments for the dollar value of any dividends or other earnings paid on stock awards in the covered year prior to the vesting date that are not otherwise included in the total compensation for the covered year. There were no adjustments required for prior pension service cost (which is calculated as the entire cost of benefits granted (or credit for benefits reduced) in a plan amendment (or initiation) during the covered year that are attributed by the benefit formula to services rendered in periods prior to the amendment).

PEO Compensation Actually Paid

Year	Summary Compensation Table Total for PEO	Exclusion of Stock Awards and Change in Pension Value	Inclusion of Equity Award Adjustments and Pension Service Cost (a)	Compensation Actually Paid to PEO

2022	$6,168,869	$3,919,131	$6,283,008	$8,532,746

2021	$6,794,020	$4,870,016	$6,106,790	$8,030,794

2020 (6)	$7,575,727	$5,917,289	$1,102,159	$2,760,597

MSA 2023 PROXY STATEMENT

PAY VERSUS PERFORMANCE
59

(a)	The components of the amounts shown in this column for our PEO are set forth in the table below:

PEO Components of Compensation Actually Paid

Year	Fair Value of Awards Granted in Applicable Year, at Year End		Change in Value* of Prior Years’ Awards Unvested in Applicable Year, at Year End		Change in Value* of Prior Years’ Awards that Vested in Applicable Year, at Vesting Date		Total Value as of the End of the Prior Year of Forfeited Awards in Applicable Year		Total Equity Award Adjustments (total of prior four columns)	Pension Service Cost	Total Equity Award Adjustments and Pension Service Cost
	RSUs	PSUs	RSUs	PSUs	RSUs	PSUs	RSUs	PSUs

2022	$—	$5,902,850	$ —	$ 653,806	$(127,202)	$ (326,530)	$—	$—	$6,102,925	$180,083	$6,283,008

2021	$—	$4,459,049	$ 8,947	$1,251,404	$ —	$ 176,781	$—	$—	$5,896,182	$210,608	$6,106,790

2020 (6)	$—	$1,454,914	$ 131,248	$ (655,313)	$ (99,509)	$ 53,410	$—	$—	$ 884,750	$217,409	$1,102,159

*	The change in value for each award is measured from the value at the end of the prior year.

Non-PEO NEOs Compensation Actually Paid

Year	Average Summary Compensation Table Total for Non-PEO NEOs	Exclusion of Stock Awards and Change in Pension Value	Inclusion of Equity Award Adjustments and Pension Service Cost (a)	Average Compensation Actually Paid to Non- PEO NEOs

2022	$1,360,808	$720,857	$ 388,303	$1,028,254

2021	$1,560,785	$723,167	$1,020,693	$1,858,311

2020	$1,542,131	$792,693	$ 384,859	$1,134,297

(a)	The components of the amounts shown in this column for our Non-PEO NEOs are set forth in the table below:

Average of Non-PEO NEOs Components of Compensation Actually Paid

Year	Fair Value of Awards Granted in Applicable Year, at Year End		Change in Value* of Prior Years’ Awards Unvested in Applicable Year, at Year End		Change in Value* of Prior Years’ Awards that Vested in Applicable Year, at Vesting Date		Total Value as of the End of the Prior Year of Forfeited Awards in Applicable Year		Total Equity Award Adjustments (total of prior four columns)	Pension Service Cost	Total Equity Award Adjustments and Pension Service Cost
	RSUs	PSUs	RSUs	PSUs	RSUs	PSUs	RSUs	PSUs

2022	$326,590	$339,531	$(6,523)	$30,697	$(14,545)	$(30,849)	$(61,567)	$(260,128)	$323,207	$65,096	$388,303

2021	$130,392	$587,725	$3,027	$142,225	$13,552	$48,418	$—	$—	$925,338	$95,356	$1,020,693

2020	$152,228	$170,700	$42,617	$(69,034)	$2,210	$10,639	$—	$—	$309,360	$75,499	$384,859

*	The change in value for each award is measured from the value at the end of the prior year.

(4)	This column shows Total Shareholder Return (“TSR”) and peer group TSR on a cumulative basis for each year of the three-year period from 2020 through 2022. For purposes of this disclosure, the peer group is the S&P Midcap 400 Industrials Market Index. Dollar values assume $100 was invested for the cumulative period from December 31, 2019 through December 31, 2022, in either the Company or the S&P Midcap 400 Industrials Market Index, and reinvestment of the pre-tax value of dividends paid. Historical stock performance is not necessarily indicative of future stock performance.
(5)	We determined sales revenue to be the “most important” financial performance measure used to link performance to Compensation Actually Paid to our PEO and Average Compensation Actually Paid to Non-PEO NEOs in 2022, in accordance with Item 402(v) of Regulation S-K.
(6)	The amounts shown in 2020 for our PEO reflect the vesting of equity grants made prior to promotion to Chief Executive Officer.

MSA 2023 PROXY STATEMENT

PAY VERSUS PERFORMANCE
60

Relationship Between Compensation Actually Paid and Company Cumulative TSR

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to Non-PEO NEOs, and the Company’s cumulative TSR for each year of the three-year period from 2020 through 2022.

Note: In the next three charts, the term “CAP” means Compensation Actually Paid

Note: 2020 PEO Compensation reflects long-term incentive awards granted prior to promotion to Chief Executive Officer.

Relationship Between Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to Non-PEO NEOs, and our net income for each year of the three year period from 2020 through 2022.

Note: 2020 PEO Compensation reflects long-term incentive awards granted prior to promotion to Chief Executive Officer.

MSA 2023 PROXY STATEMENT

PAY VERSUS PERFORMANCE
61

Relationship Between Compensation Actually Paid and Sales Revenue

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to Non-PEO NEOs, and our sales revenue for each year of the three year period from 2020 through 2022.

Note: 2020 PEO Compensation reflects long-term incentive awards granted prior to promotion to Chief Executive Officer.

Relationship Between Company TSR and Peer Group TSR

The following chart sets forth the relationship between our cumulative TSR and the TSR for the S&P Midcap 400 Industrials Market Index for each year of the three-year period from 2020 through 2022.

MSA 2023 PROXY STATEMENT

PAY VERSUS PERFORMANCE
62

2022 Tabular List of Most Important Financial Performance Measures

The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and Non-PEO NEOs in 2022 to Company performance. The measures in this table are not ranked.

Revenue Growth (3-Year Revenue Compound Annual Growth Rate (CAGR))

Adjusted EBITDA Margin

Working Capital as a Percentage of Sales

Total Shareholder Return against Proxy Peer Group (as disclosed in the Compensation Discussion and Analysis)

MSA 2023 PROXY STATEMENT

63

Audit Committee Report

The Audit Committee of the Board of Directors (the “Committee”) assists the Board in fulfilling its oversight responsibilities relating to, among other things, the quality and integrity of the Company’s financial reports and quarterly and annual financial statements. The Committee operates pursuant to a written charter which was approved by the Board and is available in the Corporate Governance section of the Company’s website at www.MSAsafety.com. The Committee is comprised of three directors, each of whom is independent in accordance with the listing standards of the New York Stock Exchange and Securities and Exchange Commission Rule 10A-3. The Board has determined that directors Pearse and Sperry, each a member of the Committee, are each an “audit committee financial expert,” as defined by the rules of the Securities and Exchange Commission.

The Committee is responsible for the appointment, compensation, and oversight of the Company’s external auditors, which for 2022 was Ernst & Young LLP (“EY”), an independent registered public accounting firm, as well as for the selection of the lead audit partner. The independent registered public accounting firm is responsible for planning and carrying out an audit in accordance with generally accepted auditing standards and expressing an opinion based on the audit as to whether the Company’s audited financial statements fairly present the Company’s consolidated financial position, results of operation and cash flows in conformity with generally accepted accounting principles. The Committee received regular status update reports from EY on the overall scope and plan of its audit and discussed the key risk factors identified. The Committee performed an evaluation of EY performance and independence. Based on this assessment, and other factors, the Committee determined that its choice of external auditor is in the best interests of the Company and its shareholders.

The management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements and the adequacy of its internal controls. The Committee has reviewed the Company’s audited financial statements for the year ended December 31, 2022, and has discussed the financial statements with management and with EY. The Committee has received from EY written disclosures required by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and has discussed those matters with EY. The Committee has also received from EY the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with EY its independence. In performance of its oversight function, the Committee also monitored Company management’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002 by discussing with management and EY (i) management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2022 (“Management’s Assessment”); and (ii) EY’s opinion of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2022.

Based upon the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee as referred to in this report and described in the Committee’s charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the Securities and Exchange Commission.

The foregoing report was submitted by the Audit Committee of the Board of Directors.

Diane M. Pearse

Sandra Phillips Rogers

William R. Sperry, Chair

MSA 2023 PROXY STATEMENT

64

Stock Ownership

Under regulations of the Securities and Exchange Commission, a person is considered the “beneficial owner” of a security if the person has or shares with others the power to vote the security (voting power) or the power to dispose of the security (investment power). In the tables which follow, “beneficial ownership” of the Company’s stock is determined in accordance with these regulations and does not necessarily indicate that the person listed as a “beneficial owner” has an economic interest in the shares indicated as “beneficially owned.”

BENEFICIAL OWNERSHIP OF MANAGEMENT AND DIRECTORS

The following table sets forth information regarding the amount and nature of beneficial ownership of the Company’s Common Stock and 4 1⁄2% Cumulative Preferred Stock as of February 14, 2023, by each director and Named Officer and by all directors and current executive officers as a group. Except as otherwise indicated in the footnotes to the table, the person named or a member of the group has sole voting and investment power with respect to the shares listed.

	Common Stock						4 1/2% Cumulative Preferred Stock
	Amount and Nature of Beneficial Ownership				Total Common Stock		Amount and Nature of Beneficial Ownership	Percent of Class
	Non-Trust Shares(1)		Trust Shares(2)			Percent of Class(1)

John T. Ryan III	1,202,482	(3)	1,002,109	(4)	2,204,591	5.62%	187	1.02%

Robert A. Bruggeworth	2,473		32,481		34,954	—	—	—

Gregory B. Jordan	1,520		—		1,520	—	—	—

William M. Lambert	42,869	(3)	—		42,869	—	—	—

Diane M. Pearse	36,655		—		36,655	—	—	—

Rebecca B. Roberts	11,280		—		11,280	—	—	—

Sandra Phillips Rogers	5,377		—		5,377	—	—	—

Luca Savi	—		—		—		—	—

William R. Sperry	4,665		—		4,665	—	—	—

Nishan J. Vartanian	63,275	(3)	—		63,275	—	—	—

Lee B. McChesney	—		—		—	—	—	—

Steven C. Blanco	13,489		—		13,489	—	—	—

Bob W. Leenen	7,404		—		7,404	—	—	—

Stephanie L. Sciullo	5,613		—		5,613	—	—	—

Jonathan D. Buck(5)	1,782		—		1,782	—	—	—

Kenneth D. Krause(6)	5,000		—		5,000	—	—	—

All executive officers and directors as a group (14 persons)	1,397,102	(3)	1,034,590		2,431,692	6.20%	187	1.02%

(1)	The number of shares of Common Stock beneficially owned and the number of shares of Common Stock outstanding used in calculating the percent of class include the following shares of Common Stock which may be acquired within 60 days upon the exercise of stock options held under the Management Equity Plans or the Director Equity Plans: Ms. Pearse, 2,179 shares; and all directors and executive officers as a group, 2,179 shares. The number of shares of Common Stock beneficially owned and the number of shares of Common Stock outstanding used in calculating the percent of class include the following shares of Common Stock which may be acquired within 60 days upon the vesting of restricted stock units granted under the Management Equity Plans: Mr. Vartanian, 25,817 shares; ; Mr. Blanco, 4,736 shares; Mr. Leenen, 2,031 shares; Ms. Sciullo, 3,098 shares; Mr. Buck, 953 shares; and all directors and executive officers as a group, 35,682 shares. The number of shares of Common Stock beneficially owned also includes the following restricted shares awarded under the Company’s Director Equity Plans, as to which such persons have voting power only: Mr. Ryan, Mr. Bruggeworth, Mr. Lambert, Ms. Roberts, Ms. Rogers, and Mr. Sperry, each with 1,129 shares; and all directors and executive officers as a group, 6,774 shares. Only percentages of 1% or greater are shown. The number of shares of Common Stock beneficially owned and the number of shares of Common Stock outstanding used in calculating the percent of class do not include the following shares of Common Stock which may be acquired upon the vesting, and the termination of deferral, of restricted stock units granted to a director (along with shares of Common Stock for related dividend equivalent rights), based upon the director’s decision to defer the receipt of shares awarded under the Company’s Director Equity Plans: Mr. Jordan and Ms. Pearse, each with 3,114 shares; and Mr. Savi, 1,807 shares.

MSA 2023 PROXY STATEMENT

STOCK OWNERSHIP
65

(2)	The shares in this column are those as to which the director or officer holds voting and/or investment power as a fiduciary or otherwise under the terms of a trust instrument. In certain cases, the director or officer is also among the beneficiaries of the trust.
(3)	Includes shares of Common Stock as to which voting and investment power is shared with the spouse as follows: Mr. Ryan, 231,768 shares; Mr. Vartanian, 27,492 shares; and all directors and executive officers as a group, 259,260 shares. The amounts shown for the following persons do not include shares of Common Stock held by their wives: Mr. Lambert, 58,950 shares (51,000 shares of which are in a trust); and Mr. Vartanian, 1,190 shares.
(4)	Mr. Ryan acts as a co-trustee with shared voting and investment power with respect to such shares of Common Stock.
(5)	Mr. Buck was a Named Officer in 2022 but is not a current executive officer.
(6)	Mr. Krause was a Named Officer in 2022 but is no longer employed by the Company. Share total is based upon information provided by Mr. Krause.

5% BENEFICIAL OWNERS

As of February 14, 2023, to the Company’s knowledge, five persons or entities beneficially owned more than 5% of the Company’s Common Stock. The beneficial ownership of John T. Ryan III appears in the immediately preceding table. The following table sets forth the beneficial ownership of the other 5% beneficial owners, based upon information provided by such persons:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class

APG Asset Management US Inc. 666 3rd Ave., 2nd Floor New York, NY 10017	4,265,895	(1)	10.9%

BlackRock, Inc. 55 East 52nd Street New York, NY 10055	3,213,120	(2)	8.2%

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	3,793,546	(3)	9.7%

State Street Corporation State Street Financial Center One Lincoln Street. Boston, MA 02111	2,225,193	(4)	5.7%

(1)	According to a Schedule 13G filed January 12, 2023, APG Asset Management US Inc. and its affiliates have shared voting power and shared investment power over 4,265,895 shares.
(2)	According to a Schedule 13G filed February 3, 2023, BlackRock, Inc. and its subsidiaries have sole voting power over 3,140,221 shares, and sole investment power over 3,213,120 shares.
(3)	According to a Schedule 13G filed February 9, 2023, The Vanguard Group and its subsidiaries have shared voting power over 14,307 shares and have sole investment power over 3,741,606 shares and shared investment power over 51,940 shares.
(4)	According to a Schedule 13G filed February 10, 2023, State Street Corporation and its subsidiaries have shared voting power over 2,149,533 shares and have shared investment power over 2,225,193 shares.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 requires that directors and officers of the Company and beneficial owners of more than 10% of its Common Stock file reports with the SEC with respect to changes in their beneficial ownership of equity securities of the Company. Based solely upon a review of the copies of such reports furnished to the Company and written representations by certain persons that reports on Form 5 were not required, Mr. Jonathan Buck had one late Form 4 filing.

MSA 2023 PROXY STATEMENT

66

PROPOSAL NO. 3

Selection of Independent Registered Public Accounting Firm

Because of the importance to the shareholders of having the Company’s financial statements audited by an independent registered public accounting firm, it is the opinion of the Board that the selection of the independent registered public accounting firm should be submitted to the shareholders. The Board of Directors and its Audit Committee recommend that the shareholders approve the selection of the firm of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. Ernst & Young LLP has advised the Company that neither the firm nor any of its partners has any direct or material indirect financial interest in the Company or any of its subsidiaries.

The following table provides a summary of the Company’s fees paid for the services of its auditor, Ernst & Young LLP.

	2022	2021

Audit Fees	$3,349,100	$3,454,000

Audit-related Fees(1)	$65,000	$46,000

Tax Fees	$259,500	$23,000

All Other Fees	$2,000	$—

(1)	Audit-related fees were primarily for employee benefit plan audits and certain attest reports.

The charter of the Audit Committee requires that the Audit Committee approve in advance all audit and non-audit services to be performed by the Company’s independent registered public accounting firm. All services provided by the independent registered public accounting firm were pre-approved by the Audit Committee pursuant to the pre-approval policy.

THE BOARD RECOMMENDS YOU VOTE “FOR” PROPOSAL NO. 3: SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The Board of Directors and the Audit Committee recommend that you vote FOR the selection of Ernst & Young LLP as the independent registered public accounting firm. Properly submitted proxies which are timely received will be so voted, unless otherwise directed thereon. It is expected that one or more representatives of Ernst & Young LLP will be present at the Annual Meeting with the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions. See Proposal No. 1 above, “Election of Directors,” for information concerning the Audit Committee of the Board.

Approval of this proposal requires the affirmative vote of a majority of the votes cast (which excludes abstentions and failures to vote (e.g., broker non-votes)) by the holders of Common Stock present and voting at the meeting or by proxy, with a quorum of a majority of the outstanding shares of Common Stock being present or represented at the Annual Meeting. In the event the proposal is not approved, the Board will treat this as a recommendation to consider another independent registered public accounting firm for 2024.

MSA 2023 PROXY STATEMENT

67

PROPOSAL NO. 4

Advisory Vote to Approve Executive Compensation

As described in the Compensation Discussion and Analysis and summarized in the “Executive Summary” thereto, the Compensation Committee of the Board has developed an executive compensation program designed to pay for performance and to align the long-term interests of our named executive officers with the long-term interests of our shareholders. The Company is presenting the following proposal, which gives shareholders the opportunity to endorse or not endorse the Company’s compensation program for named executive officers by voting for or against the following resolution. This resolution is required pursuant to Section 14A of the Securities Exchange Act. While the Board intends to carefully consider the shareholder vote and feedback from this proposal, such vote will not be binding on the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board. The Board and the Compensation Committee will take into account the outcome when considering future executive compensation arrangements. The Board and management are committed to our shareholders and understand that it is useful and appropriate to obtain the views of our shareholders when considering the design and initiation of executive compensation programs. In 2022, the shareholders voted in favor of the Company’s compensation program for named executive officers, with 97.2% of the votes cast by shareholders voting FOR the proposal. The Board and Compensation Committee took this vote into consideration in designing the compensation program for 2023. Please see the Compensation Discussion and Analysis above for further details.

RESOLVED, that the shareholders approve the compensation of the Company’s named executive officers, pursuant to the executive compensation disclosure rules of the Securities and Exchange Commission, including as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related disclosure contained in the proxy statement set forth under the caption “Executive Compensation.”

THE BOARD RECOMMENDS YOU VOTE “FOR” PROPOSAL NO. 4: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Board of Directors and the Compensation Committee recommend that you vote FOR Proposal 4, approval of the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related disclosure contained in this proxy statement set forth under the caption “Executive Compensation.” Properly submitted proxies which are timely received will be voted FOR approval of the proposal, unless otherwise directed thereon.

MSA 2023 PROXY STATEMENT

68

PROPOSAL NO. 5

Advisory Vote on Frequency of the Advisory Vote to Approve Executive Compensation

In connection with the advisory vote discussed in Proposal 4 above, the Company is also presenting the following proposal, which gives shareholders the opportunity to indicate their preference as to how often they want the Company to include a proposal, similar to Proposal 4, in the Company’s proxy statement. This resolution is required pursuant to Section 14A of the Securities Exchange Act. The option receiving the greatest number of votes will be considered the frequency recommended by the Company shareholders. While the Board intends to carefully consider the shareholder vote resulting from the proposal, the final vote will not be binding on the Board and is advisory in nature, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board.

RESOLVED, that the shareholders wish the Company to include an advisory vote to approve the compensation of the Company’s named executive officers pursuant to Section 14A of the Securities Exchange Act every:

•	one year;

•	two years; or

•	three years

THE BOARD RECOMMENDS YOU VOTE FOR A “ONE YEAR” PERIOD UNDER PROPOSAL NO. 5: ADVISORY VOTE ON FREQUENCY OF THE ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Board of Directors and the Compensation Committee recommend that you vote for a ONE YEAR period under Proposal 5. While the Company’s compensation policies and procedures are developed with long term objectives in mind, the Board believes that shareholder votes every year will permit shareholders to express their collective view on approval of compensation on a frequent basis. Properly submitted proxies which are timely received will be so voted, unless otherwise directed thereon.

MSA 2023 PROXY STATEMENT

69

Other Matters

The Board of Directors does not know of any matters, other than those referred to herein, which will be presented for action at the meeting. However, in the event of a vote on any other matter that should properly come before the meeting, it is intended that proxies received in the accompanying form will be voted thereon in accordance with the discretion and judgment of the persons named in the proxies.

Annual Report on Form 10-K

Upon written request to the undersigned Secretary of the Company (at the address specified on page one) by any shareholder whose proxy is solicited hereby, the Company will furnish a copy of its 2022 Annual Report on Form 10-K to the Securities and Exchange Commission, together with financial statements and schedules thereto, without charge to the shareholder requesting same.

2024 Shareholder Proposals

The Company’s bylaws require that any shareholder intending to present a proposal for action at an Annual Meeting must give written notice of the proposal, containing specified information, so that it is received by the Company not later than the notice deadline under the bylaw. This notice deadline will generally be 120 days prior to the anniversary date of the Company’s Proxy Statement for the previous year’s Annual Meeting, or December 1, 2023, for the Company’s Annual Meeting in 2024.

The bylaw described above does not affect the right of a shareholder to request inclusion of a shareholder proposal in the Company’s Proxy Statement pursuant to Securities and Exchange Commission Rule 14a-8 or to present for action at an Annual Meeting any proposal so included. Rule 14a-8 requires that written notice of a shareholder proposal requested to be included in the Company’s proxy materials pursuant to the Rule must also generally be received by the Company not later than 120 days prior to the anniversary date of the Company’s Proxy Statement for the previous year’s Annual Meeting. For the Company’s Annual Meeting in 2024, this deadline would also be December 1, 2023.

The notices of shareholder proposals described under this caption must be given to the Secretary of the Company at the address set forth on page one. A copy of the bylaw provision described above will be furnished to any shareholder upon written request to the Secretary at the same address.

Shareholder Communications

A shareholder or other interested party who wishes to communicate with the Board, a Committee of the Board or any individual director or group of directors may do so directly by sending the communication in writing, addressed to the Board, the Committee, the individual director or group of directors, c/o Corporate Secretary, at the Company’s address appearing on page one.

Expenses of Solicitation

All expenses incident to the solicitation of proxies by the Board of Directors will be paid by the Company. The Company will, upon request, reimburse brokerage houses and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in forwarding copies of solicitation material to beneficial owners of Common Stock held in the names of such persons. In addition to solicitation by mail, in a limited number of instances, regular employees of the Company may solicit proxies in person or by telephone. Employees will receive no additional compensation for any such solicitation.

By Order of the Board of Directors,

Richard W. Roda

Secretary

MSA 2023 PROXY STATEMENT

70

Frequently Asked Questions

1.	What is a proxy statement?

Certain shareholder votes take place each year at the Annual Meeting. Since most shareholders do not attend the Annual Meeting, we request your authorization (or your “proxy”) in advance to instruct designated persons (your “proxy holders”) how to vote your shares at the meeting. A proxy statement is a document we are required to give you when requesting your voting authority and instructions. Regulations of the U.S. Securities and Exchange Commission (the “SEC”) also require that we include specific information about the Company in the proxy statement.

2.	Why was I provided with access to this proxy statement?

All shareholders of MSA Safety Incorporated as of February 14, 2023, the “record date” for this year’s Annual Meeting, are entitled to vote at the meeting. We are providing access to this proxy statement and proxy card, along with our annual report, to all shareholders of record as of the record date.

3.	What is a shareholder of record? What is a beneficial owner?

Shareholders of Record

Shareholders can own stock directly in their own name through our transfer agent, Broadridge Corporate Issuer Solutions. Such shareholders are referred to as shareholders of record. When you are a shareholder of record, we will provide you directly with notice of access to the proxy statement and an accompanying proxy card.

Beneficial Owners

Shareholders can also own stock indirectly, through one or more brokers or intermediaries. Such shareholders are referred to as beneficial owners. When you are a beneficial owner, your stock is registered in the name of your broker or intermediary. It is the responsibility of the broker or other intermediary to forward the notice of internet availability of proxy materials, along with instructions about how to vote your shares. Shareholders can be both shareholders of record for some shares and beneficial owners for other shares and may own shares through multiple brokerage or intermediary accounts. Such shareholders will receive separate proxy materials for each account, and it is necessary for such beneficial owners to vote the shares for each account.

Important Information for MSA Employees

MSA employees may own stock a number of ways, including but not limited to stock held as shareholder of record or as a beneficial owner as described above, and stock purchased while an employee pursuant to a MSA benefit plan such as the Employee Stock Purchase Plan (ESPP) or the MSA Stock Fund of the MSA Retirement Savings Plan (401(k)). If you hold shares in more than one of these ways, you will receive multiple notifications of the availability of proxy materials. You must complete each set of proxy materials you receive in order to vote the shares covered by such materials.

4.	Why did I receive a notice of internet availability of proxy materials instead of printed proxy materials?

In accordance with the rules of the SEC, the Company has elected to furnish proxy materials by sending a notice of internet availability of proxy materials to its shareholders. Shareholders will have electronic access to our proxy materials through the internet but will not receive paper proxy materials unless they request them as provided for in the notice of availability. The notice of availability will provide instructions for shareholders to access the proxy materials and vote their shares. Providing the notice of availability reduces the environmental impact and costs associated with printed materials.

5.	How do I vote?

You may vote by telephone, the internet or by following the instructions on your notice of internet availability of proxy materials or proxy card. When you are a beneficial owner, certain brokers or other institutions that hold your shares will forward a voting instruction form to you. It is important to follow the instructions on each notice of availability, proxy card and voting instruction form you receive to ensure that all of your shares are voted.

MSA 2023 PROXY STATEMENT

FREQUENTLY ASKED QUESTIONS
71

6.	What do I do if I receive a notice of internet availability of proxy materials, a proxy card AND a voting instruction form or forms?

This indicates that you hold shares in multiple accounts. Please follow the voting instructions for each set of materials received. It is necessary to cast a vote for all sets of materials you receive or some of your shares will not be voted.

7.	When will the Company announce the final voting results?

The Company will file the final voting results with the SEC and publish them on our website within four business days following the Annual Meeting.

MSA 2023 PROXY STATEMENT

A- 1

Appendix A

MSA Safety Incorporated

2023 Management Equity Incentive Plan

SECTION 1. PURPOSE.

The purpose of this MSA Safety Incorporated 2023 Management Equity Incentive Plan (the “Plan”) is to benefit the Company’s shareholders by encouraging high levels of performance by individuals whose performance is a key element in achieving the Company’s continued success by rewarding the creation of shareholder value, and to enable the Company to recruit, reward, retain and motivate employees to work as a team to achieve the Company’s goals.

SECTION 2. DEFINITIONS IN LAST SECTION.

For purposes of the Plan, capitalized terms, unless defined where the respective term first appears in this Plan, shall have the meanings given in the last Section hereof.

SECTION 3. ELIGIBILITY.

Employees and consultants of the Company or any Participating Subsidiary are eligible to receive Awards under the Plan; provided however Awards may be granted only to Employees and consultants who are designated as Participants from time to time by the Committee. The Committee shall determine which Employees and consultants shall be Participants, the types of Awards to be made to Participants and the terms, conditions and limitations applicable to the Awards.

SECTION 4. AWARDS.

Awards may include, but are not limited to, those described in this Section 4. The Committee may grant Awards singly, in tandem or in combination with other Awards, as the Committee may in its sole discretion determine; provided that Non-Qualified Stock Options may not be granted in tandem with Incentive Stock Options. Subject to the other provisions of this Plan, Awards may also be granted in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan and any other employee benefit or compensation plan of the Company.

4.1 Stock Options

A Stock Option is a right to purchase a specified number of Shares at a specified price during such specified time as the Committee shall determine.

(a)	Options granted may be either of a type that complies with the requirements of incentive stock options as defined in Section 422 of the Code (“Incentive Stock Options”), which may only be granted to Employees, or of a type that does not comply with such requirements (“Non-Qualified Stock Options”). The requirements imposed by the Code and the regulations thereunder for qualification as an Incentive Stock Option, whether or not specified in this Plan, shall be deemed incorporated within any Award Agreement pertaining to an Incentive Stock Option.

(b)	The exercise price per Share of any Stock Option shall be no less than the Fair Market Value per Share subject to the option on the date the Stock Option is granted, except that in the case of an Incentive Stock Option granted to an Employee who, immediately prior to such grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary (a “Ten Percent Employee”), the exercise price per Share shall not be less than one hundred ten percent (110%) of such Fair Market Value per Share on the date the Incentive Stock Option is granted. For purposes of this Section 4.1(b), an individual (i) shall be considered as owning not only shares of stock owned individually but also all shares of stock that are at the time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) of such individual and (ii) shall be considered as owning proportionately any shares owned, directly or indirectly, by or for any corporation, partnership, estate or trust in which such individual is a shareholder, partner or beneficiary. No dividend equivalents may be granted in connection with any Stock Option or Stock Appreciation Right.

(c)	The term of any Stock Option shall not be greater than ten years from its date of grant, except that in the case of an Incentive Stock Option granted to a Ten Percent Employee, such term shall not be greater than five years.

MSA 2023 PROXY STATEMENT

Appendix A
A- 2

(d)	A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company, specifying the number of Shares to be purchased, and the Stock Option may be subject to performance conditions and other terms as the Committee may determine from time to time, consistent with the Plan, including Section 7(f).

(e)	At the discretion of, and in accordance with the rules established by the Committee, the exercise price of the Stock Option may be paid (i) by one or any combination of the following: in cash or the tender of Stock already owned by the Participant having a Fair Market Value on the date of exercise equal to the option price for the shares being purchased or (ii) by providing cash forwarded through a broker or other agent-sponsored exercise or financing program or (iii) through such other means the Committee determines are consistent with the Plan’s purpose and applicable law (including, without limitation, the net withholding of shares of stock through relinquishment of Stock Options). No fractional Shares will be issued or accepted.

(f)	Notwithstanding any other provision contained in the Plan or in any Award Agreement, but subject to the possible exercise of the Committee’s discretion contemplated in the last sentence of this Section 4.1(f), the aggregate Fair Market Value on the date of grant, of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year under all plans of the corporation employing such Employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000, or such other or successor limit imposed by the Code. If the date on which one or more of such Incentive Stock Options could first be exercised would be accelerated pursuant to any provision of the Plan or any Award Agreement, and the acceleration of such exercise date would result in a violation of the restriction set forth in the preceding sentence, then, notwithstanding any such provision, but subject to the provisions of the next succeeding sentence, the exercise dates of such Incentive Stock Options shall be accelerated only to the date or dates, if any, that do not result in a violation of such restriction and, in such event, the exercise dates of the Incentive Stock Options with the lowest option prices shall be accelerated to the earliest such dates. The Committee may, in its discretion, authorize the acceleration of the exercise date of one or more Incentive Stock Options even if such acceleration would violate the $100,000 restriction set forth in the first sentence of this paragraph and even if such Incentive Stock Options are thereby converted in whole or in part to Non-Qualified Stock Options.

(g)	Unless otherwise provided in an Award Agreement, if the recipient of a Stock Option ceases to be an Employee of the Company and its Participating Subsidiaries for any reason, any outstanding Stock Options held by the optionee shall be exercisable according to the following provisions and shall otherwise terminate:

(i)	If an optionee ceases to be an Employee for any reason other than resignation without the consent of the Company, termination for cause, Retirement, Disability or death, any then outstanding Stock Option held by such optionee which is exercisable by the optionee immediately prior to termination shall be exercisable by the optionee at any time prior to the expiration date of such Stock Option or within one year after the date the optionee terminates employment, whichever is the shorter period;

(ii)	If the optionee is terminated for cause, any outstanding Stock Option held by the optionee, whether or not exercisable immediately prior to termination, shall terminate as of the date of resignation or termination;

(iii)	If an optionee resigns without the consent of the Company, any then outstanding Stock Option held by such optionee which is exercisable by the optionee immediately prior to termination shall be exercisable by the optionee at any time prior to the expiration date of such Stock Option or within thirty days after the date the optionee terminates employment, whichever is the shorter period;

(iv)	If an optionee terminates employment by reason of Retirement, any then outstanding Stock Option held by the optionee at the time of Retirement (whether or not exercisable by the optionee prior to Retirement) shall be exercisable by the optionee at any time prior to the expiration date of such Stock Option or within five years after the date the optionee terminates employment, whichever is the shorter period;

(v)	If an optionee terminates employment by reason of Disability, any then outstanding Stock Option held by the Optionee at the time of termination of employment (whether or not exercisable by the optionee prior to termination of employment) shall be exercisable by the optionee at any time prior to the expiration date of such Stock Option or within five years after the date the optionee terminates employment, whichever is the shorter period;

(vi)	Following the death of an optionee during employment with the Company or a Participating Subsidiary, any outstanding Stock Option held by the optionee at the time of death (whether or not exercisable by the optionee immediately prior to death) shall be exercisable by the person entitled to do so under the Will of the optionee, or, if the optionee shall fail to make testamentary disposition of the Stock Option or shall die intestate, by the legal representative of the optionee at any time prior to the expiration date of such Stock Option or within five years after the date of death, whichever is the shorter period; and

(vii)	Following the death of an optionee after ceasing to be an Employee and during a period when a Stock Option is exercisable, any outstanding Stock Option held by the optionee at the time of death shall be exercisable by such person entitled to do so under the Will of the optionee or by such legal representative (but only to the extent the Stock Option was exercisable by the optionee immediately prior to the death of the optionee) within five years after the date of death, but not later than the expiration date of such Stock Option.

(h)	Unless otherwise provided in an Award Agreement, if the recipient of a Stock Option ceases to be a consultant of the Company and its Participating Subsidiaries for any reason, any outstanding Stock Option held by the optionee which is exercisable immediately prior to termination shall be exercisable by the optionee at any time prior to the expiration date of the Stock Option or within thirty days after the date the optionee terminates from service, whichever is the shorter period and shall otherwise terminate.

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4.2 Stock Appreciation Rights

A Stock Appreciation Right is a right to receive, upon surrender of the right, an amount payable in cash and/or Shares under such terms and conditions as the Committee shall determine consistent with Section 7(f).

(a)	A Stock Appreciation Right may be granted in tandem with part or all of (or in addition to, or completely independent of) a Stock Option or any other Award under this Plan. A Stock Appreciation Right issued in tandem with a Stock Option may only be granted at the time of grant of the related Stock Option.

(b)	The amount payable in cash and/or Shares with respect to each right shall be equal in value to a percentage (including up to a maximum of 100%) of the amount by which the Fair Market Value per Share on the exercise date exceeds the Fair Market Value per Share on the date of grant of the Stock Appreciation Right. The applicable percentage shall be established by the Committee. The exercise price for a Stock Appreciation Right shall be no less than the Fair Market Value per Share subject to the Stock Appreciation Right on the date the Stock Appreciation Right is granted. The Award Agreement may state whether the amount payable is to be paid wholly in cash, wholly in Shares or partly in each; if the Award Agreement does not so state the manner of payment, the Committee shall determine such manner of payment at the time of payment. The amount payable in Shares, if any, is determined with reference to the Fair Market Value per Share on the date of exercise. The term of a Stock Appreciation Right shall not be greater than ten years from its date of grant.

(c)	Stock Appreciation Rights issued in tandem with Stock Options shall be exercisable only to the extent that the Stock Options to which they relate are exercisable. Upon exercise of the tandem Stock Appreciation Right, and to the extent of such exercise, the Participant’s underlying Stock Option shall automatically terminate. Similarly, upon the exercise of the tandem Stock Option, and to the extent of such exercise, the Participant’s related Stock Appreciation Right shall automatically terminate.

(d)	Notwithstanding any other provision of this Plan to the contrary, with respect to a Stock Appreciation Right granted in connection with an Incentive Stock Option: (i) the Stock Appreciation Right will expire no later than the expiration of the underlying Incentive Stock Option; (ii) the value of the payout with respect to the Stock Appreciation Right may be for no more than one hundred percent (100%) of the difference between the exercise price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Stock Appreciation Right is exercised; and (iii) the Stock Appreciation Right may be exercised only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the per Share exercise price of the Incentive Stock Option.

(e)	Unless otherwise provided in an Award Agreement, the post-termination of employment and service provisions of Section 4.1(g) and Section 4.1(h) shall also apply to Stock Appreciation Rights.

4.3 Restricted Stock

(a)	Restricted Stock is Stock that is issued to a Participant and is subject to such terms, conditions and restrictions as the Committee deems appropriate consistent with Section 7(f), which may include, but are not limited to, restrictions upon the sale, assignment, transfer or other disposition of the Restricted Stock and the requirement of forfeiture of the Restricted Stock upon termination of employment under certain specified conditions and/or the failure to achieve performance conditions. The Committee may provide for the lapse of any such term or condition or waive any term or condition based on such factors or criteria as the Committee may determine. Subject to the restrictions stated in this Section 4.3 and in the applicable Award Agreement, the Participant shall have, with respect to Awards of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the Restricted Stock and the right to receive any cash dividends on such Stock, provided, however, in no event may any dividends with respect to any Award of Restricted Stock be paid until vesting of such Award. Dividends or other distributions on Restricted Stock which are paid in Shares or other securities or property shall be held subject to the same terms, conditions and restrictions as the Restricted Stock on which they are paid.

(b)	Unless otherwise provided in an Award Agreement, if the recipient of Restricted Stock ceases to be an Employee of the Company and its Participating Subsidiaries for any reason, any outstanding shares of Restricted Stock held by the awardee shall vest or be forfeited according to the following provisions:

(i)	If an awardee ceases to be an Employee by reason of Retirement, any shares of Restricted Stock held by the awardee at the time of Retirement shall immediately vest;

(ii)	If an awardee ceases to be an Employee by reason of Disability, any shares of Restricted Stock held by the awardee at the time of termination of employment shall immediately vest;

(iii)	If an awardee ceases to be an Employee by reason of death, any shares of Restricted Stock held by the awardee at the time of termination of employment shall immediately vest; and

(iv)	If an awardee ceases to be an Employee for any reason other than Retirement, Disability or death, any shares of Restricted Stock held by the awardee at the time of termination of employment shall be immediately forfeited.

(c)	Unless otherwise provided in an Award Agreement, if the recipient of Restricted Stock ceases to be a consultant of the Company and its Participating Subsidiaries for any reason, any unvested Restricted Stock held by the Participant shall be immediately forfeited.

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4.4 Performance Awards

(a)	Performance Awards may be granted under this Plan from time to time based on such terms and conditions as the Committee deems appropriate; provided that such Awards shall not be inconsistent with the terms and purposes of this Plan including Section 7(f). Performance Awards are Awards the payment or vesting of which is contingent upon the achievement of specified levels of performance under specified Performance Criteria during a specified Performance Period by the Company, a subsidiary or subsidiaries, any branch, department, business unit or other portion thereof or the Participant individually, and/or upon a comparison of such performance with the performance of a peer group of corporations, prior Performance Periods or other measure selected or defined by the Committee at the time the Performance Award is granted. Performance Awards may be in the form of performance units, performance shares, performance-based options pursuant to Section 4.1 and such other forms of Performance Awards as the Committee shall determine. No dividends or dividend equivalents, if any, with respect to any Performance Awards may be paid until vesting of such Award.

(b)	Following completion of the applicable Performance Period, and prior to any payment of a Performance Award to the Participant, the Committee shall determine in accordance with the terms of the Performance Award and shall certify whether the applicable performance goal or goals were achieved, or the level of such achievement, and the amount, if any, earned by the Participant based upon such performance. Performance Awards are not intended to provide for the deferral of compensation, such that, unless a deferred election or arrangement is otherwise offered or provided consistent with Section 409A of the Code, payment of Performance Awards shall be paid within two and one-half months following the end of the calendar year in which vesting occurs or such other time period if and to the extent as may be required to avoid characterization of such Awards as deferred compensation.

(c)	Unless otherwise provided in an Award Agreement, the following provisions shall apply if the recipient of a Performance Award ceases to be an Employee of the Company and its Participating Subsidiaries for any reason prior to payment of the Performance Award:

(i)	If an awardee ceases to be an Employee by reason of Retirement, the Employee will be entitled to a pro-rata portion of the Performance Award based upon the number of whole and partial months of employment during the Performance Period, contingent upon achievement of the performance goals and subject to any Negative Discretion retained by the Committee;

(ii)	If an awardee ceases to be an Employee by reason of Disability, the Employee will be entitled to a pro-rata portion of the Performance Award based upon the number of whole and partial months of employment during the Performance Period, contingent upon achievement of the performance goals and subject to any Negative Discretion retained by the Committee;

(iii)	If an awardee ceases to be an Employee by reason of death, the Employee will be entitled to a pro-rata portion of the Performance Award based upon the number of whole and partial months of employment during the Performance Period, contingent upon achievement of the performance goals and subject to any Negative Discretion retained by the Committee; and

(iv)	If an awardee ceases to be an Employee for any reason other than Retirement, Disability or death, any Performance Award shall be immediately forfeited.

(d)	Unless otherwise provided in an Award Agreement, if the recipient of a Performance Award ceases to be a consultant of the Company and its Participating Subsidiaries for any reason, any unvested Performance Award held by the Participant shall be immediately forfeited.

4.5 Restricted Stock Units

(a)	Restricted Stock Units are Awards denominated in Shares that will be settled, subject to the terms and conditions of the Award Agreement, in an amount in cash, Shares, or both, based upon the Fair Market Value of a specified number of Shares. Restricted Stock Units shall be subject to terms, conditions and restrictions as the Committee deems appropriate consistent with Section 7(f), which may include the vesting of Restricted Stock Units upon the continued service of the applicable Participant, or the grant or vesting of Restricted Stock Units upon the attainment of Performance Goals or the attainment of goals based on Performance Criteria and the continued service of the applicable Participant. Subject to the provisions of this Plan and the applicable Award Agreement, during the period of restriction the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units. The Award Agreement for Restricted Stock Units shall specify whether, to what extent and on what terms and conditions the applicable Participant shall be entitled to receive dividend equivalents, provided, however, in no event may any dividend equivalents with respect to any Award of Restricted Stock Units be paid until vesting of such Award.

(b)	An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest, or at a later time if a deferred election or arrangement is otherwise offered or provided consistent with Section 409A of the Code.

(c)	A Participant to whom Restricted Stock Units are awarded shall have no rights as a shareholder with respect to the Shares represented by the Restricted Stock Units unless and until Shares are actually delivered to the participant in settlement thereof. An Award of Restricted Stock Units shall be adjusted as provided in Section 8 to reflect deemed reinvestment in additional Restricted Stock Units of the dividends that would be paid and distributions in Shares that would be made with respect to the Award of Restricted Stock Units if it consisted of actual Shares.

(d)	Unless otherwise provided in an Award Agreement, the post-termination of employment and service provisions of Section 4.3(b) and Section 4.3(c) shall also apply to Restricted Stock Units.

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4.6 Other Awards

The Committee may from time to time grant Stock, other Stock-based and non-Stock-based Awards under the Plan (singly, in tandem or in combination with other Awards), including without limitation those Awards pursuant to which Shares are or may in the future be acquired, Awards denominated in Stock units, securities convertible into Stock, phantom securities, dividend equivalents and cash. The Committee shall determine the terms and conditions of such other Stock, Stock-based and non-Stock-based Awards, provided that such Awards shall not be inconsistent with the terms and purposes of this Plan including Section 7(f) and no dividends or dividend equivalents, if any, with respect to any other awards may be paid until vesting of such Award. Other Awards are not intended to provide for the deferral of compensation, such that, unless a deferred election or arrangement is otherwise offered or provided consistent with Section 409A of the Code, payment of other Awards shall be paid within two and one-half months following the end of the calendar year in which vesting occurs or such other time period if and to the extent as may be required to avoid characterization of such Awards as deferred compensation.

SECTION 5. AWARD AGREEMENTS.

Each Award under this Plan shall be evidenced by an Award Agreement setting forth the number of Shares or other securities, Stock Appreciation Rights, or units subject to the Award, if any, and such other terms and conditions applicable to the Award as are determined by the Committee consistent with the Plan, including without limitation, the ability to vary particular Award Agreement terms as provided in the Plan.

(a)	Award Agreements shall include the following terms:

(i)	Non-assignability: A provision that the relevant Award shall not be assigned, pledged or otherwise transferred except by will or by the laws of descent and distribution and that during the lifetime of a Participant, the Award shall be exercised only by such Participant or by the Participant’s guardian or legal representative; provided, however, that, in the Committee’s discretion, and except in the case of Incentive Stock Options which may not be transferred, an Award Agreement may expressly provide for specifically limited transferability other than for value.

(ii)	Termination of Employment or Service: A provision describing the treatment of an Award in the event of the Retirement, Disability, death or other termination of a Participant’s employment or service with the Company and its Participating Subsidiaries, including but not limited to terms relating to the vesting, time for exercise, forfeiture or cancellation of an Award in such circumstances.

(iii)	Rights as Shareholder: A provision that a Participant shall have no rights as a shareholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record. Except as provided in Section 8 hereof, no adjustment shall be made for dividends or other rights, unless the Award Agreement specifically requires such adjustment, in which case, grants of dividend equivalents or similar rights shall not be considered to be a grant of any other shareholder right.

(iv)	Withholding: A provision requiring the withholding of applicable taxes required by law from all amounts paid in satisfaction of an Award to a Participant. In the case of an Award paid in cash, the withholding obligation shall be satisfied by withholding the applicable amount and paying the net amount in cash to the Participant. In the case of Awards paid in Shares or other securities of the Company, (i) a Participant may satisfy the withholding obligation by paying the amount of any taxes in cash, (ii) with the approval of the Committee (or, in the case of deduction, by the unilateral action of the Committee), Shares or other securities may be deducted by the Company from the payment or delivered to the Company by the Participant to satisfy the obligation in full or in part as long as such withholding or delivery of Shares or other securities does not violate any applicable laws, rules or regulations of federal, state or local authorities. The number of Shares or other securities to be deducted or delivered shall be determined by reference to the Fair Market Value of such Shares or securities on the applicable date.

(b)	Award Agreements may include such other terms as are necessary and appropriate to effect an Award to the Participant, including but not limited to (i) the term of the Award, (ii) vesting provisions, (iii) deferrals, (iv) any requirements for continued employment with the Company and its Participating Subsidiaries, (v) any other restrictions or conditions (including performance requirements) on the Award and the method by which restrictions or conditions lapse, (vi) the effect upon the Award of a Change in Control, (vii) the price, amount or value of Awards, (viii) such Participant’s permitted transferees, if any, (ix) all Shares issued or issuable to such Participant in connection with an Award in the event of such Participant’s termination of employment, and (x) any other terms and conditions which the Committee shall deem necessary and desirable.

SECTION 6. SHARES OF STOCK SUBJECT TO THE PLAN.

(a)	Subject to the adjustment provisions of Section 8 hereof, the maximum aggregate number of Shares which may be granted pursuant to the Plan is the sum of (i) the number of Shares available under the MSA Safety Incorporated 2016 Management Equity Incentive Plan immediately prior to shareholder approval of the Plan and (ii) 1,400,000 Shares, subject to the counting, adjustment and substitution provisions of the Plan. The number of Shares available for granting Incentive Stock Options under the Plan shall not exceed (A) 1,400,000, subject to adjustment as provided in Section 8 of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision, plus (B) any amounts previously approved for granting of Incentive Stock Options under the MSA Safety Incorporated 2016 Management Equity Incentive Plan and available as of the effective date of the Plan, subject to adjustment as provided herein.

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(b)	Any Shares which are subject to any unexercised or undistributed portion of any terminated, expired, exchanged or forfeited Award (or Awards settled in cash in lieu of Shares) shall become available for grant pursuant to new Awards. If the exercise price of an Award is paid by delivering to the Company Shares previously owned by the Participant or if Shares are delivered or withheld for purposes of satisfying a tax withholding obligation, the number of Shares covered by the Award equal to the number of Shares so delivered or withheld shall, however, be counted against the number of Shares granted and shall not again be available for Awards under the Plan. Stock Appreciation Rights to be settled in Shares shall be counted in full against the number of Shares available for award under the Plan regardless of the number of Shares issued upon settlement of the Stock Appreciation Right.

(c)	The Committee may make such additional rules for determining the number of Shares granted under the Plan as it deems necessary or appropriate.

(d)	The Stock which may be issued pursuant to an Award under the Plan may be treasury Stock or authorized but unissued Stock or Stock acquired, subsequently or in anticipation of the transaction, in the open market or otherwise to satisfy the requirements of the Plan, or any combination of such Stock.

SECTION 7. ADMINISTRATION.

(a)	The Plan and all Awards granted pursuant thereto shall be administered by the Committee so that, insofar as is possible and practicable, transactions with respect to Awards under the Plan shall be exempt from Section 16(b) of the Exchange Act. A majority of the members of the Committee shall constitute a quorum. The vote of a majority of a quorum (or the unanimous consent in writing of the members of the Committee) shall constitute action by the Committee.

(b)	The Committee shall periodically determine the Participants in the Plan and the nature, amount, pricing, timing, and other terms of Awards to be made to such individuals.

(c)	The Committee shall have the power to interpret and administer the Plan. All questions of interpretation with respect to the Plan, the number of Shares or other securities, Stock Appreciation Rights, or units granted, and the terms of any Award Agreements shall be determined by the Committee, and its determination shall be final and conclusive upon all parties in interest. In the event of any conflict between an Award Agreement and the Plan, the terms of the Plan shall govern.

(d)	The Committee may delegate to the officers or employees of the Company and its Participating Subsidiaries the authority to execute and deliver such instruments and documents, to do all such ministerial acts and things, and to take all such other ministerial steps deemed necessary, advisable or convenient for the effective administration of the Plan in accordance with its terms and purpose.

(e)	Notwithstanding the foregoing provisions of this Section 7, no power given the Committee herein shall be used after a Change in Control to affect detrimentally the rights of any Participant with respect to any Awards hereunder which are outstanding immediately prior to the Change in Control.

(f)	Except for (i) Awards granted with respect to a maximum of five percent of the Shares authorized in Section 6(a) (subject to adjustment under Section 8), (ii) substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Participating Subsidiaries, or (iii) Shares delivered in lieu of fully vested cash obligations, Award Agreements shall not designate a vesting period of less than one year from the Grant Date for an Award or any installment thereof, and, provided, further, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of Retirement, separation from service, death, Disability or a Change in Control, in the terms of the Award Agreement or otherwise.

(g)	Notwithstanding any other provision of the Plan, the Committee may determine that an Award shall be forfeited and/or shall be repaid to the Company pursuant to the terms of any Company recoupment or similar policy or if the Participant engages in misconduct or violation of any Company or Participating Subsidiary policy, and any incentive-based compensation otherwise payable or paid to current or former executive officers shall be forfeited and/or repaid to the Company or the Participating Subsidiary, as applicable, as may be required pursuant to applicable regulatory requirements.

SECTION 8. EQUITABLE ADJUSTMENTS.

If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of Common Stock then subject to any outstanding Options, Stock Appreciation Rights, Restricted Stock Units, Performance Awards or other Awards, the number of shares of Common Stock which may be issued under the Plan but are not then subject to outstanding Options, Stock Appreciation Rights, Restricted Stock Units, Performance Awards or other Awards, shall be adjusted by adding thereto the number of shares of Common Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution. Shares of Common Stock so distributed with respect to any Restricted Stock held in escrow shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the Restricted Stock on which they were distributed.

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If the outstanding shares of Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, or cash or other property, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any then outstanding Option, Stock Appreciation Right, Restricted Stock Unit, Performance Award or Other Award, and for each share of Common Stock which may be issued under the Plan but which is not then subject to any outstanding Option, Stock Appreciation Right, Restricted Stock Unit, Performance Award or Other Award, the number and kind of shares of stock or other securities (and in the case of outstanding Options, Stock Appreciation Rights, Restricted Stock Units, Performance Awards or other Awards, the cash or other property) into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable. Unless otherwise determined by the Committee in its discretion, any such stock or securities, as well as any cash or other property, into or for which any Restricted Stock held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the Restricted Stock in respect of which such stock, securities, cash or other property was issued or distributed.

In case of any adjustment or substitution as provided for in this Section 8, the aggregate option price for all Shares subject to each then outstanding Option, Stock Appreciation Right, Restricted Stock Unit, Performance Award or Other Award, prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction), cash or other property to which such Shares shall have been adjusted or which shall have been substituted for such Shares. Any new option price per share or other unit shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

If the outstanding shares of the Common Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash, or extraordinary distribution to shareholders of the Common Stock, (a) the Committee shall make any adjustments to any then outstanding Option, Stock Appreciation Right, Restricted Stock Unit, Performance Award or Other Award, which it determines are equitably required to prevent dilution or enlargement of the rights of optionees and awardees which would otherwise result from any such transaction, and (b) unless otherwise determined by the Committee in its discretion, any stock, securities, cash or other property distributed with respect to any Restricted Stock held in escrow or for which any Restricted Stock held in escrow shall be exchanged in any such transaction shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the Restricted Stock in respect of which such stock, securities, cash or other property was distributed or exchanged.

No adjustment or substitution provided for in this Section 8 shall require the Company to issue or sell a fraction of a Share or other security. Accordingly, all fractional Shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. Owners of Restricted Stock held in escrow shall be treated in the same manner as owners of Common Stock not held in escrow with respect to fractional Shares created by an adjustment or substitution of Shares, except that, unless otherwise determined by the Committee in its discretion, any cash or other property paid in lieu of a fractional Share shall be subject to restrictions similar to those applicable to the Restricted Stock exchanged therefor. In the event of any other change in or conversion of the Common Stock, the Committee may in its discretion adjust the outstanding Awards and other amounts provided in the Plan in order to prevent the dilution or enlargement of rights of Participants.

SECTION 9. CHANGE IN CONTROL.

Notwithstanding any other provision of the Plan to the contrary, and unless the applicable Award Agreement shall otherwise provide, in the event the employment of a Participant is terminated by the Company and its Affiliates without “Cause”, as defined in this Section 9, within two years following the occurrence of a Change in Control of the Company, (i) all Stock Options and freestanding Stock Appreciation Rights which are then outstanding hereunder shall become fully vested and exercisable and (ii) all restrictions with respect to Shares of Restricted Stock and Restricted Stock Units which are then outstanding hereunder shall lapse, and such Shares and Restricted Stock Units shall be fully vested and nonforfeitable. Notwithstanding any other provision of this Plan to the contrary, and unless the applicable Award Agreement shall otherwise provide, if a Change in Control occurs prior to the end of any Performance Period, with respect to all Performance Awards which are then outstanding hereunder, all uncompleted Performance Periods shall terminate, the target level of performance set forth with respect to each Performance Criterion under such Performance Awards shall be deemed to have been attained and a pro rata portion (based on the ratio of (i) the number of full and partial months which have elapsed from the beginning of the Performance Period through the Change in Control to (ii) the number of months originally contained in the Performance Period) of each such Performance Award shall become vested and the remainder of each such Performance Award shall be converted into and remain outstanding as Restricted Stock Units, subject to forfeiture unless the Employee continues to be actively employed by the Company through the end of the original Performance Period, but subject to exception in the case of a termination of employment by the Company without Cause and such other exceptions as may be provided by the Committee. For purposes of this Section 9, following a Change in Control, “Cause” means any termination of employment where it can be shown that the Participant has (i) willfully failed to perform his or her employment duties for the Company or an Affiliate, (ii) willfully engaged in conduct that is materially injurious to the Company or an Affiliate, monetarily or otherwise, or (iii) committed acts that constitute a felony under applicable federal or state law or constitute common law fraud. For purposes of this definition, no act or failure to act on the Participant’s part shall be considered “willful” unless done, or omitted to be done, by him or her not in good faith and without reasonable belief that his or her action or omission was in the best interest of the Company or Affiliate.

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SECTION 10. RIGHTS OF EMPLOYEES.

(a)	Status as an eligible Employee shall not be construed as a commitment that any Award will be made under the Plan to such eligible Employee or to eligible Employees generally.

(b)	Nothing contained in the Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Employee or Participant any right to continue in the employ or service of the Company or any of its subsidiaries or constitute any contract or limit in any way the right of the Company or any subsidiary to change such person’s compensation or other benefits or to terminate the employment or service of such person with or without cause.

SECTION 11. COMPLIANCE WITH APPLICABLE LEGAL REQUIREMENTS.

Awards shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the Shares subject to the Awards upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of the Awards or the issuance or purchase of Shares thereunder, no Awards may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Awards will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval.

SECTION 12. AMENDMENT AND TERMINATION.

The Board may at any time amend, suspend or terminate the Plan. The Committee may at any time alter or amend any or all Award Agreements under the Plan to the extent permitted by law. However, no such action by the Board or by the Committee shall impair the rights of Participants under outstanding Awards without the consent of the Participants affected thereby. Further, the Board shall not amend the Plan without the approval of the Company’s shareholders to the extent such approval is required by law, agreement or the rules of any exchange upon which the Stock shall be listed. Except as provided in Section 8 of the Plan, the purchase price of any outstanding Stock Option, Stock Appreciation Right or other purchase right may not be reduced, whether through amendment, cancellation or replacement in exchange with another Stock Option, Stock Appreciation Right, other Award or cash payment, unless such action or reduction is approved by the shareholders of the Company.

SECTION 13. UNFUNDED PLAN.

The Plan shall be unfunded. Neither the Company nor the Board shall be required to segregate any assets that may at any time be represented by Awards made pursuant to the Plan. Neither the Company, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Plan.

SECTION 14. LIMITS OF LIABILITY.

(a)	Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement.

(b)	Neither the Company nor any member of the Board or of the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken or not taken, in good faith under the Plan.

SECTION 15. EFFECTIVE DATE AND DURATION OF THE PLAN.

The effective date of the Plan as amended and restated (the “Effective Date”) shall be May 12, 2023, provided that the adoption of the Plan is approved by a majority of the votes cast at a duly held meeting of shareholders at which a quorum representing a majority of the outstanding voting stock of MSA Safety Incorporated, either in person or by proxy, present and voting, within twelve (12) months after the date the Plan was initially adopted by the board of directors of MSA Safety Incorporated, contingent upon shareholder approval thereof. The Committee shall have authority to grant Awards hereunder from the Effective Date until the tenth (10th) anniversary of the Effective Date, subject to the ability of the Board to terminate the Plan as provided in Section 12 hereof.

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SECTION 16. FOREIGN PLAN REQUIREMENTS.

To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purpose of the Plan, the Committee may, without amending this Plan, establish special rules and/or sub-plans applicable to awards granted to Participants who are foreign nationals, are employed outside the United States, or both, and may grant awards to such Participants in accordance with those rules. In the event that the payment amount is calculated in a foreign currency, the payment amount will be converted to U.S. dollars using the prevailing exchange rate published in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely on) on the relevant date.

SECTION 17. DEFINITIONS.

For purposes of the Plan, the following terms, as used herein, shall have the respective meanings specified:

(a)	“Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

(b)	“Award” or “Awards” means an award granted pursuant to Section 4 hereof.

(c)	“Award Agreement” means an agreement described in Section 5 hereof entered into between the Company and a Participant, setting forth the terms, conditions and any limitations applicable to the Award granted to the Participant.

(d)	“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

(e)	“Beneficiary” means a person or persons designated by a Participant (if the terms of the relevant Award Agreement permit such a designation) to receive, in the event of death, any unpaid portion of an Award held by the Participant. Any Participant so permitted by an Award Agreement may, subject to such limitations as may be prescribed by the Committee, designate one or more persons primarily or contingently as beneficiaries in writing upon forms supplied by and delivered to the Company, and may revoke such designations in writing. If a Participant having a right to designate a beneficiary under an Award Agreement fails effectively to designate a beneficiary, then the Award will be paid in the following order of priority:

(I)	Surviving spouse;

(II)	Surviving children in equal shares; or

(III)	To the estate of the Participant.

(f)	“Board” means the Board of Directors of the Company, as it may be comprised from time to time.

(g)	A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs of this Section 17(g) shall have occurred:

(I)	any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (III) below; or

(II)	the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(III)	there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least fifty-one percent (51%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities; or

(IV)

the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by

MSA 2023 PROXY STATEMENT

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the Company of all or substantially all of the Company’s assets to an entity, at least fifty-one percent (51%) of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

(h)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute. References to specified provisions of the Code shall also include any successor provisions.

(i)	“Committee” means a committee of the Board appointed to administer the Plan (which committee may also be the Compensation Committee of the Board). The Committee shall be composed of two or more directors as appointed from time to time to serve by the Board; provided however, that any member of the Committee participating in the taking of any action under the Plan shall qualify as (1) a “non-employee director” as then defined under Rule 16b-3 or any successor rule and (2) an independent director under the rules of any stock exchange on which the Shares may be listed and under any other applicable regulatory requirements.

(j)	“Company” means MSA Safety Incorporated, a Pennsylvania corporation, or any successor corporation (except that Company shall not mean any successor corporation thereto in determining under Section 17(g) hereof whether or not any Change in Control of the Company has occurred).

(k)	“Disability” shall mean the inability, in the opinion of the Committee, of a Participant, because of an injury or sickness, to work at a reasonable occupation which is available with the Company or its Participating Subsidiaries, or at any gainful occupation to which the Participant is or may become fitted, except that in the case of Incentive Stock Options, Disability shall mean permanent and total disability as defined in Section 422(e)(3) of the Code and, in the case of any deferred compensation, Disability shall be as defined in Section 409A of the Code.

(l)	“Employee” means any individual who is an employee of the Company or any Participating Subsidiary.

(m)	“Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute.

(n)	“Fair Market Value” of a Share, unless otherwise provided in the applicable Award Agreement, means:

(I)	If the Stock is admitted to trading on one or more national securities exchanges, such as the New York Stock Exchange or the NASDAQ Stock Exchange,
(A)	the closing price per Share as reported on the reporting system selected by the Committee on the relevant date; or
(B)	in the absence of reported sales on that date, the closing price per Share on the next day for which there is a reported sale; or

(II)	If the Stock is not admitted to trading on any national securities exchange, but is admitted to quotation on NASDAQ as an “over the counter” traded security, the average of the highest bid and lowest asked prices per Share on the relevant date; or

(III)	If the preceding clauses (I) and (II) do not apply, the Fair Market Value determined by the Committee, using such criteria as it shall determine, in good faith and in its sole discretion, to be appropriate for such valuation consistent with Section 409A of the Code.

(o)	“Negative Discretion” means any discretion to reduce or eliminate the compensation or other economic benefit otherwise due upon attainment of a performance goal.

(p)	“Participant” means an Employee who has been designated by the Committee to receive an Award pursuant to this Plan.

(q)	“Participating Subsidiary” means a subsidiary of the Company, of which the Company beneficially owns (whether at the date of adoption of this Plan or at a later date), directly or indirectly, more than 50% of the aggregate voting power of all outstanding classes and series of stock.

(r)	“Performance Award” means an Award which is granted pursuant to Section 4.4 hereof and is contingent upon the performance of all or a portion of the Company and/or its subsidiaries and/or which is contingent upon the individual performance of the Participant to whom it is granted.

(s)	“Performance Criteria” means one or more preestablished, objective measures of performance during a Performance Period by the Company, a subsidiary or subsidiaries, any department or other portion thereof or the Participant individually, selected by the Committee in its discretion to determine whether a Performance Award has been earned in whole or in part. Performance Criteria may be based on one or more of the following:

•	Income statement components, and ratios between them or other measures, including income (which includes operating and net income and on a pre-tax or after-tax basis), consolidated net income, net income growth, margins (including gross profit, operating margin, pre-tax and net income margins), earnings, earnings before interest and taxes (“EBIT”), earnings before interest, taxes, depreciation and amortization (“EBITDA”), earnings before interest, taxes and depreciation (“EBITD”), earnings before interest, taxes and amortization (“EBITA”), economic value added, income from continuing operations, income before extraordinary items, income from continuing operations before extraordinary items, earnings per share and earnings per share growth;

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•	Balance sheet statement components, and ratios between them or other measures, including any asset category, debt, equity, return on equity, return on assets, return on invested capital, return on capital employed, cash conversion cycle, fixed asset turnover ratio, debt ratio, debt-equity ratio, capitalization ratio and intangible assets;

•	Cash flow statement components, and ratios between them or other measures, including cash management measures, cash flow measures (which include net cash flow from operating activities, working capital, working capital as a percentage of sales, improvement in or attainment of working capital levels, receivables management and related customer terms), and free cash flow;

•	Operating measures, and ratios between them or other measures, including products shipped, capacity, availability, productivity, funds from operations, product quality, market share, margin and sales volumes, number of accounts, workers’ compensation claims, budget performance, costs, cost per hire, turnover rate, training costs, and expenses, charge-offs and non-performing assets;

•	Market measures, and ratios between them or other measures, including stock price, growth measure, stock price performance, market capitalization measures and total shareholder return;

•	Company quality, value and sustainability measures, and ratios between them or other measures, including compliance, safety, environmental and employee matters;

•	Project completion measures, and ratios between them or other measures, including satisfaction of interim milestones regarding budgets and deadlines, and satisfaction of project deadlines and budget amounts;

•	Measures relating to acquisitions, divestitures, dispositions or customer satisfaction, and ratios between them or other measures;

•	Additional ratios between the above categories, including margins, liquidity measures, which include debt to earnings (including EBITDA, EBIT, EBITD and EBITA), interest expense and/or other fixed charges, earnings (including EBITDA, EBIT, EBITD and EBITA) to interest expense and/or other fixed charges, and earnings before or after the effect of items such as interest, taxes, depreciation and amortization;

•	Such other measures adopted by the Committee in its discretion.

Performance Criteria based on such performance measures may be based either on the level of performance of the Company, subsidiary or portion thereof under such measure for the Performance Period or a combination of absolute or relative values of change, and on a gross or net basis and/or upon a comparison of such performance with the performance under such measure during a prior period or with the performance of a peer group of corporations selected or defined by the Committee at the time of making a Performance Award. The Committee may in its discretion also determine to use other performance measures as Performance Criteria.

(t)	“Performance Period” means an accounting period of the Company or a subsidiary of not less than one year, as determined by the Committee in its discretion.

(u)	“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Stock of the Company or (v) any individual or entity (including the trustees (in such capacity) of any such entity which is a trust) which, as of the Effective Date, is directly or indirectly, the Beneficial Owner of securities of the Company representing five percent (5%) or more of the combined voting power of the Company’s then outstanding securities or any Affiliate of any such individual or entity, including, for purposes of this Section 17(u), any of the following: (A) any trust (including the trustees thereof in such capacity) established by or for the benefit of any such individual; (B) any charitable foundation (whether a trust or a corporation, including the trustees or directors thereof in such capacity) established by any such individual; (C) any spouse of any such individual; (D) the ancestors (and spouses) and lineal descendants (and spouses) of such individual and such spouse; (E) the brothers and sisters (whether by the whole or half blood or by adoption) of either such individual or such spouse; or (F) the lineal descendants (and their spouses) of such brothers and sisters.

(v)	“Restricted Stock” means Shares which have certain restrictions attached to the ownership thereof, which may be issued under Section 4.3 and “Restricted Stock Units” shall mean units representing such Shares under Section 4.5.

(w)	“Retirement” means a Participant’s termination of employment occurring (a) on or after attainment of age 55 and the Participant is credited with at least fifteen years of employment with the Company and its affiliates; (b) on or after attainment of age 60 and the Participant is credited with at least ten years of employment with the Company and its affiliates; or (c) on or after attainment of age 65 and the Participant is credited with at least five years of employment with the Company and its affiliates.

(x)	“Share” means a share of Stock.

(y)	“Stock” means the Common Stock, without par value, of the Company, or, in the event that the outstanding Common Stock is hereafter changed into, or exchanged for, different stock or securities, such other stock or securities.

(z)	“Stock Appreciation Right” means a right, the value of which is determined relative to the appreciation in value of Shares, which may be issued under Section 4.2.

(aa)	“Stock Option” means a right to purchase Shares granted pursuant to Section 4.1 and includes Incentive Stock Options and Non-Qualified Stock Options as defined in Section 4.1.

MSA 2023 PROXY STATEMENT

MSA SAFETY INCORPORATED 1000 CRANBERRY WOODS DRIVE CRANBERRY TOWNSHIP, PA 16066

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 11, 2023. Follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/MSA2023

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to vote your proxy up until 11:59 P.M. Eastern Time on May 11, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D96957-P87549-Z84427                            KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MSA SAFETY INCORPORATED			For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
			All	All	Except
The Board of Directors recommends you vote FOR the following nominees:
			☐	☐	☐
1.	Election of Directors for a term expiring in 2026.

Nominees:

	01)	William M. Lambert
	02)	Diane M. Pearse
	03)	Nishan J. Vartanian

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 1 Year on proposal 5.		For	Against	Abstain

2. Approval of Adoption of the Company’s 2023 Management Equity Incentive Plan.		☐	☐	☐

3. Selection of Ernst & Young LLP as the Company’s independent registered public accounting firm.		☐	☐	☐

4. To provide an advisory vote to approve the executive compensation of the Company’s named executive officers.		☐	☐	☐

	1 Year	2 Years	3 Years	Abstain

5. To provide an advisory vote on the frequency of the advisory vote to approve executive compensation.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Annual Report to Shareholders, Notice of Annual Meeting and Proxy Statement

are available at www.proxyvote.com.

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D96958-P87549-Z84427

MSA SAFETY INCORPORATED

Annual Meeting of Shareholders

Friday, May 12, 2023 at 9:00 AM

This proxy is solicited by the Board of Directors

The undersigned hereby appoints NISHAN J. VARTANIAN and RICHARD W. RODA, or either of them, as proxies, with power of substitution, to vote all shares of MSA SAFETY INCORPORATED which the undersigned is entitled to vote at the 2023 Annual Meeting of Shareholders and any adjournment thereof.

This proxy will be voted as directed, or, if no direction is given, FOR items 1, 2, 3, 4 and 1 Year on item 5. A vote FOR Item 1 includes discretionary authority to vote for a substitute if a nominee listed becomes unable or unwilling to serve.

The proxies named are authorized to vote in their discretion upon such other matters as may properly come before the meeting or any adjournment thereof.

The undersigned hereby revokes all previous proxies for such Annual Meeting, acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, and ratifies all that said proxies may do by virtue hereof.

PLEASE MARK, DATE, EXECUTE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

Continued and to be signed on reverse side.